                                                  Free Writing Prospectus
                                                  Filed Pursuant to Rule 433
                                                  Registration No. 333-120522-06

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been
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system.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR12

APPENDIX B - CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED
PROPERTIES

                                                                                               % OF
            CMSA        CMSA                                                               INITIAL POOL        LOAN GROUP
   ID     LOAN NO.  PROPERTY NO.  PROPERTY NAME (1)                                          BALANCE          (ONE OR TWO)
----------------------------------------------------------------------------------------------------------------------------

   1         1          1-001     Woodland Mall                                                7.5%                 1
   2         2          2-001     1675 Broadway                                                7.5%                 1
   3         3          3-001     Orange Plaza                                                 4.4%                 1
   4         4                    Broken Sound Portfolio                                       2.3%                 1
  4-a                   4-001     5900 Broken Sound Plaza                                      0.6%
----------------------------------------------------------------------------------------------------------------------------
  4-b                   4-002     6000 Broken Sound Plaza                                      0.6%
  4-c                   4-003     Rogers Circle                                                0.5%
  4-d                   4-004     Newhouse Business Center                                     0.4%
  4-e                   4-005     Colonnade Plaza                                              0.2%
   5         5          5-001     Southdale Office Centre                                      2.1%                 1
----------------------------------------------------------------------------------------------------------------------------
   6         6          6-001     Tower at Erieview                                            2.1%                 1
   7         7                    Embassy Office Park - Pool A                                 1.7%                 1
  7-a                   7-001     3875 Embassy Parkway Building                                0.6%
  7-b                   7-002     3700 Embassy Parkway Building                                0.4%
  7-c                   7-003     4040 Embassy Parkway Building                                0.3%
----------------------------------------------------------------------------------------------------------------------------
  7-d                   7-004     3560 West Market Office Building                             0.2%
  7-e                   7-005     3500 Embassy Parkway Building                                0.2%
   8         8          8-001     Calypso Bay Apartments                                       1.6%                 2
   9         9                    Titan Portfolio                                              1.5%                 1
  9-a                   9-001     Titan - San Antonio                                          0.8%
----------------------------------------------------------------------------------------------------------------------------
  9-b                   9-002     Titan - El Paso                                              0.4%
  9-c                   9-003     Titan - McAllen                                              0.2%
  9-d                   9-004     Titan - Santa Teresa                                         0.1%
   10        10        10-001     Stone Mountain Square                                        1.5%                 1
   11        11                   Embassy Office Park - Pool B                                 1.4%                 1
----------------------------------------------------------------------------------------------------------------------------
  11-a                 11-001     3925 Embassy Parkway Building                                0.5%
  11-b                 11-002     4000 Embassy Parkway Building                                0.3%
  11-c                 11-003     3737 Embassy Parkway Building                                0.3%
  11-d                 11-004     3770 Embassy Parkway Building                                0.2%
  11-e                 11-005     5399 Lauby Road Building                                     0.1%
----------------------------------------------------------------------------------------------------------------------------
   12        12        12-001     Centre at Laurel                                             1.3%                 1
   13        13        13-001     Tuscany Plaza                                                1.3%                 1
   14        14        14-001     Monandnock Marketplace                                       1.3%                 1
   15        15        15-001     Brown Deer Business Park                                     1.2%                 1
   16        16        16-001     Gwinnett Regional Distribution Center                        1.1%                 1
----------------------------------------------------------------------------------------------------------------------------
   17        17        17-001     Ardmore West Shopping Center                                 1.0%                 1
   18        18                   InTown Suites Portfolio                                      1.0%                 1
  18-a                 18-001     Virginia Beach                                               0.3%
  18-b                 18-002     Fairfield                                                    0.2%
  18-c                 18-003     Jonesboro                                                    0.2%
----------------------------------------------------------------------------------------------------------------------------
  18-d                 18-004     Buford Highway                                               0.2%
  18-e                 18-005     Pressley Road                                                0.2%
   19        19        19-001     The Gateway Shopping Center                                  1.0%                 1
   20        20        20-001     Philadelphia Airport Parking                                 1.0%                 1
   21        21        21-001     Hickory Palos Square                                         0.9%                 1
----------------------------------------------------------------------------------------------------------------------------
   22        22        22-001     Los Coches Village                                           0.9%                 1
   23        23        23-001     1314 Douglas Street                                          0.9%                 1
   24        24        24-001     Reserve at Woodbridge                                        0.9%                 2
   25        25        25-001     South Santa Fe Avenue                                        0.8%                 1
   26        26        26-001     Brandon Crossings                                            0.8%                 1
----------------------------------------------------------------------------------------------------------------------------
   27        27        27-001     Baylor Medical Plaza                                         0.5%                 1
   28        28        28-001     Baylor Surgicare Grapevine                                   0.3%                 1
   29        29        29-001     29-35 9th Avenue                                             0.8%                 1
   30        30        30-001     Sweetwater Square                                            0.8%                 1
   31        31        31-001     Bed, Bath and Beyond Center                                  0.7%                 1
----------------------------------------------------------------------------------------------------------------------------
   32        32        32-001     The Coliseum Center                                          0.7%                 1
   33        33        33-001     Quad at Lowry IV                                             0.7%                 1
   34        34        34-001     Marriott Courtyard Solana Beach                              0.7%                 1
   35        35        35-001     McHenry Town Center                                          0.7%                 1
   36        36        36-001     Hunter's Crossing Apartments                                 0.7%                 2
----------------------------------------------------------------------------------------------------------------------------
   37        37        37-001     American Business Center                                     0.7%                 1
   38        38        38-001     Hilton Garden Inn Glastonbury                                0.6%                 1
   39        39        39-001     Meadows Plaza                                                0.6%                 1
   40        40        40-001     Hampton Inn Suites                                           0.6%                 1
   41        41        41-001     Data Point                                                   0.6%                 1
----------------------------------------------------------------------------------------------------------------------------
   42        42        42-001     44th Street Tower                                            0.6%                 1
   43        43        43-001     Mattress Discounters                                         0.6%                 1
   44        44        44-001     9 Finderne Avenue                                            0.6%                 1
   45        45        45-001     Wadsworth Boulevard Marketplace                              0.6%                 1
   46        46        46-001     Coyote Creek Mobile Home Park                                0.6%                 2
----------------------------------------------------------------------------------------------------------------------------
   47        47        47-001     City Center, Oakland                                         0.5%                 1
   48        48        48-001     Nicolet Office Center                                        0.5%                 1
   49        49        49-001     5150 Center Street                                           0.5%                 1
   50        50        50-001     Woodlake Center                                              0.5%                 1
   51        51                   Arcadia Village SC & Fiesta Shops West                       0.5%                 1
----------------------------------------------------------------------------------------------------------------------------
  51-a                 51-001     Arcadia Village SC                                           0.4%
  51-b                 51-002     Fiesta Shops West                                            0.1%
   52        52        52-001     940 N Central                                                0.5%                 1
   53        53        53-001     Tri-City Pavilions                                           0.5%                 1
   54        54        54-001     MacArthur Fairview Park                                      0.4%                 1
----------------------------------------------------------------------------------------------------------------------------
   55        55        55-001     McCallum Highlands                                           0.4%                 2
   56        56        56-001     1300 Virginia Drive                                          0.4%                 1
   57        57        57-001     Villa Monterey Apartments                                    0.4%                 2
   58        58        58-001     Bellevue Plaza                                               0.4%                 1
   59        59        59-001     3870 Highway D                                               0.4%                 1
----------------------------------------------------------------------------------------------------------------------------
   60        60        60-001     770 East El Camino Real                                      0.4%                 1
   61        61        61-001     Magnolia Vineland                                            0.4%                 1
----------------------------------------------------------------------------------------------------------------------------
   62        62        62-001     New Oak Hill Plaza                                           0.4%                 1
   63        63        63-001     Qwest Data Center                                            0.4%                 1
   64        64        64-001     Hampton Inn & Suites Bemidji                                 0.4%                 1
----------------------------------------------------------------------------------------------------------------------------
   65        65        65-001     Bellflower Shopping Center                                   0.4%                 1
   66        66        66-001     Hawthorn Suites Franklin                                     0.4%                 1
   67        67        67-001     Best Western Miramar                                         0.4%                 1
   68        68        68-001     Highland Ranch                                               0.4%                 1
   69        69        69-001     La Plata Shopping Center                                     0.4%                 1
----------------------------------------------------------------------------------------------------------------------------
   70        70        70-001     College Park Apartments                                      0.4%                 2
   71        71        71-001     Micron Building                                              0.4%                 1
   72        72        72-001     Staybridge Suites - Cincinnati North                         0.4%                 1
   73        73        73-001     Best Western Potomac Mills                                   0.4%                 1
   74        74        74-001     Chesterfield Square                                          0.4%                 1
----------------------------------------------------------------------------------------------------------------------------
   75        75        75-001     Lowell Emerson                                               0.4%                 2
   76        76        76-001     Monrovia Villas                                              0.4%                 1
   77        77        77-001     Saratoga Apartments                                          0.4%                 2
   78        78        78-001     Cooper Industrial                                            0.4%                 1
   79        79        79-001     201 West 10th Avenue                                         0.4%                 1
----------------------------------------------------------------------------------------------------------------------------
   80        80                   Murrietta Center & Bolsa Medical                             0.4%                 1
  80-a                 80-001     Murrieta Town Center East                                    0.3%
  80-b                 80-002     Bolsa Medical Center                                         0.1%
   81        81        81-001     Parkway Plaza                                                0.4%                 1
   82        82        82-001     Tappahannock Towne Center                                    0.4%                 1
----------------------------------------------------------------------------------------------------------------------------
   83        83        83-001     15020 Shady Grove Road                                       0.4%                 1
   84        84        84-001     Cedar Hills Manor                                            0.4%                 2
   85        85        85-001     Oates Creek Apartments                                       0.4%                 2
   86        86                   Creme de la Creme                                            0.3%                 1
  86-a                 86-001     Creme de la Creme - Allen                                    0.2%
----------------------------------------------------------------------------------------------------------------------------
  86-b                 86-002     Creme de la Creme - Colleyville                              0.2%
   87        87        87-001     Thomas Road Project                                          0.3%                 1
   88        88        88-001     Holiday Inn Express - Chesapeake, VA                         0.3%                 1
   89        89        89-001     Lindale Crossing                                             0.3%                 1
   90        90        90-001     Terraces at Windy Hill                                       0.3%                 1
----------------------------------------------------------------------------------------------------------------------------
   91        91        91-001     Camelot/Avalon MHP                                           0.3%                 1
   92        92        92-001     Radisson Hotel - Kenosha                                     0.3%                 1
   93        93        93-001     Oakbrook Apartments                                          0.3%                 2
   94        94        94-001     410 North Ankeny Boulevard                                   0.3%                 1
   95        95        95-001     Best Western Porterville                                     0.3%                 1
----------------------------------------------------------------------------------------------------------------------------
   96        96        96-001     Courtyard Marriott Orlando                                   0.3%                 1
   97        97        97-001     Howard Johnson San Diego                                     0.3%                 1
   98        98        98-001     Days Inn Mission Bay                                         0.3%                 1
   99        99        99-001     Days Inn Encinitas                                           0.3%                 1
  100       100        100-001    Columbiana Crossing                                          0.3%                 1
----------------------------------------------------------------------------------------------------------------------------
  101       101        101-001    Crestview Apartments                                         0.3%                 2
  102       102        102-001    6901 Riverport Drive                                         0.3%                 1
  103       103        103-001    Fairfield Inn & Suites, (Bethlehem, PA)                      0.3%                 1
  104       104        104-001    Northwest Corporate Center                                   0.3%                 1
  105       105        105-001    McMinnville Market Center                                    0.3%                 1
----------------------------------------------------------------------------------------------------------------------------
  106       106        106-001    Newport Square Apartments                                    0.3%                 2
  107       107        107-001    Hannaford Plaza                                              0.3%                 1
  108       108        108-001    Laurel Commons                                               0.3%                 1
  109       109        109-001    Surprise Self Storage                                        0.3%                 1
  110       110        110-001    Albany Industrial Park                                       0.2%                 1
----------------------------------------------------------------------------------------------------------------------------
  111       111        111-001    5075 Cameron Street Industrial Building                      0.1%                 1
  112       112        112-001    Pharrs Village                                               0.3%                 1
  113       113        113-001    Meridian at Sugarloaf                                        0.3%                 1
  114       114        114-001    Rialto Square Shopping Center                                0.3%                 1
  115       115        115-001    La Tijera Shopping Center                                    0.3%                 1
----------------------------------------------------------------------------------------------------------------------------
  116       116        116-001    2181 Logan Avenue                                            0.3%                 1
  117       117        117-001    Guinea Grove Apartments                                      0.3%                 2
  118       118        118-001    Belcher Commons-Phase II                                     0.2%                 1
  119       119        119-001    Plattsburgh Plaza                                            0.2%                 1
  120       120        120-001    Moore Plaza                                                  0.2%                 1
----------------------------------------------------------------------------------------------------------------------------
  121       121        121-001    Rugby Valley Apartments                                      0.2%                 2
  122       122        122-001    1337 Taylor Farm Road                                        0.2%                 1
  123       123        123-001    100 Tamal Plaza                                              0.2%                 1
  124       124        124-001    Country Inn & Suites by Carlson - Tucson                     0.2%                 1
  125       125        125-001    399 Exterior Street                                          0.2%                 1
----------------------------------------------------------------------------------------------------------------------------
  126       126        126-001    The Willard Building                                         0.2%                 1
  127       127        127-001    Security Central Storage                                     0.2%                 1
  128       128        128-001    Willow Pond Plaza                                            0.2%                 1
  129       129        129-001    1305 N. Casaloma Drive                                       0.2%                 1
  130       130        130-001    Fairmount Park Apartments                                    0.2%                 2
----------------------------------------------------------------------------------------------------------------------------
  131       131        131-001    The Shops at Stratford Hills                                 0.2%                 1
  132       132        132-001    Rancho El Mirage Plaza                                       0.2%                 1
  133       133        133-001    North Ranch Plaza                                            0.2%                 1
  134       134        134-001    Food Source Sacramento                                       0.2%                 1
  135       135        135-001    Hillside Garden Apartments                                   0.2%                 2
----------------------------------------------------------------------------------------------------------------------------
  136       136        136-001    Highland Terrace Apartments                                  0.2%                 2
  137       137        137-001    740 Calle Plano                                              0.2%                 1
  138       138        138-001    Rite Aid - Hercules                                          0.2%                 1
  139       139        139-001    Country Inn & Suites Jackson                                 0.2%                 1
  140       140        140-001    South Pointe Crossing                                        0.2%                 1
----------------------------------------------------------------------------------------------------------------------------
  141       141        141-001    Canon Plaza                                                  0.2%                 1
  142       142        142-001    Hidden Lakes Center                                          0.2%                 1
----------------------------------------------------------------------------------------------------------------------------
  143       143        143-001    Staples at Doc Stone Commons                                 0.2%                 1
  144       144        144-001    1240 Sherman Avenue                                          0.2%                 2
  145       145        145-001    Ethan Way Office Building                                    0.2%                 1
----------------------------------------------------------------------------------------------------------------------------
  146       146        146-001    Desert Pointe Center                                         0.2%                 1
  147       147        147-001    PetsMart Memphis                                             0.2%                 1
  148       148        148-001    Russell Square                                               0.2%                 1
  149       149        149-001    Ennis Crossroads Shopping Center                             0.2%                 1
  150       150        150-001    Grand Avenue Parkway S/C                                     0.2%                 1
----------------------------------------------------------------------------------------------------------------------------
  151       151        151-001    Grandview Hills Shopping Center                              0.2%                 1
  152       152        152-001    The Broadway Center                                          0.2%                 1
  153       153        153-001    Comfort Inn North Dartmouth                                  0.2%                 1
  154       154        154-001    Bonita Commerce Center                                       0.2%                 1
  155       155        155-001    B & H Self Storage                                           0.2%                 1
----------------------------------------------------------------------------------------------------------------------------
  156       156        156-001    A.J. Wright                                                  0.2%                 1
  157       157        157-001    PetSmart - Riverside                                         0.1%                 1
  158       158        158-001    City Mattress Center                                         0.1%                 1
  159       159        159-001    University Square                                            0.1%                 2
  160       160                   Walgreens Ohio Portfolio                                     0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
 160-a                 160-001    Walgreens Akron                                              0.1%
 160-b                 160-002    Walgreens Cleveland                                          0.1%
  161       161        161-001    1945 Loring Place                                            0.1%                 2
  162       162        162-001    54 N. Central Avenue                                         0.1%                 1
  163       163        163-001    Downtown Self Storage                                        0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  164       164        164-001    Markets at Mesa Ridge                                        0.1%                 1
  165       165        165-001    1300 Post Road East                                          0.1%                 1
  166       166        166-001    Petaluma Industrial Buildings                                0.1%                 1
  167       167        167-001    Bedford Hills Apartment                                      0.1%                 2
  168       168        168-001    Sam's Town Marketplace Shops                                 0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  169       169        169-001    Lovell Center                                                0.1%                 1
  170       170        170-001    Savage Retail                                                0.1%                 1
  171       171        171-001    Long Beach Center                                            0.1%                 1
  172       172        172-001    American Self Storage - Midvale                              0.1%                 1
  173       173        173-001    Columbia Pike Gateway                                        0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  174       174        174-001    Bridge Street Square                                         0.1%                 1
  175       175        175-001    Winchendon Plaza                                             0.1%                 1
  176       176        176-001    Middlebrook Tech Center                                      0.1%                 1
  177       177        177-001    University Oaks Plaza                                        0.1%                 1
  178       178        178-001    505 Jefferson Road                                           0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  179       179        179-001    Windhill/Sunbelt Industrial Properties                       0.1%                 1
  180       180        180-001    Mission Plaza Retail                                         0.1%                 1
  181       181        181-001    Castle Arms Apartments                                       0.1%                 2
  182       182        182-001    Crackerneck Plaza II                                         0.1%                 1
  183       183        183-001    8818 West Broad Street                                       0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  184       184        184-001    South Tracy Industrial Building 5                            0.1%                 1
  185       185        185-001    1777 Conestoga                                               0.1%                 1
  186       186        186-001    3205 SE 192nd Avenue                                         0.1%                 1
  187       187        187-001    South Slaughter Commerce Park                                0.1%                 1
  188       188        188-001    Manchester Place                                             0.1%                 2
----------------------------------------------------------------------------------------------------------------------------
  189       189        189-001    10223 Sepulveda Boulevard                                    0.1%                 1
  190       190        190-001    1735 U.S. Route 9                                            0.1%                 1
  191       191        191-001    4400 Blalock                                                 0.1%                 1
  192       192        192-001    Washington Mutual - Westport                                 0.1%                 1
  193       193        193-001    43-15 - 43-27 33rd Street                                    0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  194       194        194-001    2 Connecticut Drive South                                    0.1%                 1
  195       195        195-001    South Tracy Industrial Building 6                            0.1%                 1
  196       196        196-001    2106 North Forbes Boulevard                                  0.1%                 1
  197       197        197-001    7016 Weimer Apartments                                       0.1%                 2
  198       198        198-001    Thompson Thrift Building                                     0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  199       199        199-001    Vallejo Plaza - Las Vegas                                    0.1%                 1
  200       200        200-001    10 Putnam Pike (Route 44)                                    0.1%                 1
  201       201        201-001    350 Pleasant Valley Road                                     0.1%                 1
  202       202        202-001    2101 E. Cooley Drive                                         0.1%                 1
  203       203        203-001    9-D EZ Storage                                               0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  204       204        204-001    1020 36th Street SW                                          0.1%                 1
  205       205        205-001    Burtonsville Retail Center                                   0.1%                 1
  206       206        206-001    The Preserve at Mallard Pond - Buildings 4 and 5             0.1%                 2
  207       207        207-001    Gannon Plaza                                                 0.1%                 1
  208       208        208-001    503 32nd Street Office Building                              0.1%                 1
----------------------------------------------------------------------------------------------------------------------------
  209       209        209-001    125 South Bridge                                             0.1%                 1
  210       210        210-001    River Drive Village Apartments                               0.1%                 2
  211       211        211-001    13633 S. Crenshaw Boulevard                                  0.0%                 1
  212       212        212-001    Sherwin Williams - Littleton                                 0.0%                 1
  213       213        213-001    Vital Way Retail Center                                      0.0%                 1
----------------------------------------------------------------------------------------------------------------------------

               % OF
            APPLICABLE                           MORTGAGE                                                         CUT-OFF
            LOAN GROUP           # OF              LOAN               LOAN PURPOSE              ORIGINAL             DATE
   ID         BALANCE         PROPERTIES        SELLER (2)      (REFINANCE/ACQUISITION)       BALANCE ($)      BALANCE (3) ($)
-------------------------------------------------------------------------------------------------------------------------------

   1           8.3%               1                PMCF               Acquisition            156,500,000      156,500,000
   2           8.2%               1                PMCF                Refinance             155,000,000      155,000,000
   3           4.8%               1                PMCF                Refinance              90,500,000       90,500,000
   4           2.5%               5                WFB                 Refinance              47,000,000       47,000,000
  4-a          0.7%               1                WFB                                        12,560,000       12,560,000
-------------------------------------------------------------------------------------------------------------------------------
  4-b          0.6%               1                WFB                                        12,165,000       12,165,000
  4-c          0.5%               1                WFB                                        10,000,000       10,000,000
  4-d          0.4%               1                WFB                                         7,550,000        7,550,000
  4-e          0.3%               1                WFB                                         4,725,000        4,725,000
   5           2.4%               1                WFB                Acquisition             44,500,000       44,500,000
-------------------------------------------------------------------------------------------------------------------------------
   6           2.3%               1               BSCMI                Refinance              43,500,000       43,500,000
   7           1.9%               5                PMCF               Acquisition             36,350,000       36,350,000
  7-a          0.7%               1                PMCF                                       13,050,000       13,050,000
  7-b          0.5%               1                PMCF                                        9,000,000        9,000,000
  7-c          0.3%               1                PMCF                                        5,950,000        5,950,000
-------------------------------------------------------------------------------------------------------------------------------
  7-d          0.3%               1                PMCF                                        4,775,000        4,775,000
  7-e          0.2%               1                PMCF                                        3,575,000        3,575,000
   8           16.9%              1                PMCF                Refinance              33,000,000       32,934,213
   9           1.6%               4               PCF II              Acquisition             30,895,000       30,895,000
  9-a          0.9%               1               PCF II                                      16,360,000       16,360,000
-------------------------------------------------------------------------------------------------------------------------------
  9-b          0.4%               1               PCF II                                       7,675,000        7,675,000
  9-c          0.2%               1               PCF II                                       4,445,000        4,445,000
  9-d          0.1%               1               PCF II                                       2,415,000        2,415,000
   10          1.6%               1               BSCMI                Refinance              30,800,000       30,800,000
   11          1.5%               5                PMCF               Acquisition             28,650,000       28,650,000
-------------------------------------------------------------------------------------------------------------------------------
  11-a         0.5%               1                PMCF                                       10,250,000       10,250,000
  11-b         0.3%               1                PMCF                                        6,125,000        6,125,000
  11-c         0.3%               1                PMCF                                        5,475,000        5,475,000
  11-d         0.2%               1                PMCF                                        3,925,000        3,925,000
  11-e         0.2%               1                PMCF                                        2,875,000        2,875,000
-------------------------------------------------------------------------------------------------------------------------------
   12          1.4%               1                PCF                Acquisition             27,200,000       27,200,000
   13          1.4%               1                PMCF               Acquisition             27,000,000       27,000,000
   14          1.4%               1                PCF                Acquisition             26,785,000       26,785,000
   15          1.3%               1                PMCF                Refinance              24,000,000       24,000,000
   16          1.2%               1                WFB                 Refinance              23,000,000       23,000,000
-------------------------------------------------------------------------------------------------------------------------------
   17          1.1%               1               BSCMI                Refinance              21,000,000       21,000,000
   18          1.1%               5               BSCMI                Refinance              21,000,000       20,873,123
  18-a         0.3%               1               BSCMI                                        6,390,355        6,351,746
  18-b         0.2%               1               BSCMI                                        4,056,165        4,031,659
  18-c         0.2%               1               BSCMI                                        3,799,216        3,776,262
-------------------------------------------------------------------------------------------------------------------------------
  18-d         0.2%               1               BSCMI                                        3,583,641        3,561,990
  18-e         0.2%               1               BSCMI                                        3,170,623        3,151,467
   19          1.1%               1               BSCMI                Refinance              20,500,000       20,500,000
   20          1.1%               1               BSCMI                Refinance              20,350,000       20,350,000
   21          1.0%               1               PCF II              Acquisition             19,600,000       19,600,000
-------------------------------------------------------------------------------------------------------------------------------
   22          1.0%               1                PMCF               Acquisition             18,800,000       18,800,000
   23          1.0%               1               PCF II              Acquisition             18,416,000       18,366,647
   24          9.2%               1               BSCMI               Acquisition             18,000,000       18,000,000
   25          0.9%               1                NLIC                Refinance              17,500,000       17,500,000
   26          0.9%               1                PMCF                Refinance              17,500,000       17,463,107
-------------------------------------------------------------------------------------------------------------------------------
   27          0.6%               1                WFB                 Refinance              10,745,000       10,745,000
   28          0.3%               1                WFB                 Refinance               5,935,000        5,935,000
   29          0.9%               1               BSCMI                Refinance              16,500,000       16,500,000
   30          0.9%               1               BSCMI                Refinance              16,500,000       16,500,000
   31          0.8%               1               BSCMI                Refinance              15,500,000       15,488,056
-------------------------------------------------------------------------------------------------------------------------------
   32          0.8%               1                PMCF                Refinance              15,300,000       15,300,000
   33          0.8%               1                NLIC               Acquisition             14,500,000       14,500,000
   34          0.8%               1               BSCMI                Refinance              14,250,000       14,224,358
   35          0.7%               1               BSCMI               Acquisition             14,100,000       14,100,000
   36          7.2%               1                PMCF                Refinance              13,925,000       13,925,000
-------------------------------------------------------------------------------------------------------------------------------
   37          0.7%               1               PCF II               Refinance              13,905,000       13,905,000
   38          0.7%               1                WFB                 Refinance              13,500,000       13,500,000
   39          0.7%               1                PMCF                Refinance              13,000,000       13,000,000
   40          0.7%               1                NLIC                Refinance              13,000,000       12,975,950
   41          0.7%               1                WFB                 Refinance              12,750,000       12,750,000
-------------------------------------------------------------------------------------------------------------------------------
   42          0.7%               1                PMCF                Refinance              12,654,000       12,654,000
   43          0.7%               1                WFB                Acquisition             12,300,000       12,300,000
   44          0.7%               1               BSCMI                Refinance              12,250,000       12,250,000
   45          0.6%               1               BSCMI               Acquisition             12,025,000       12,025,000
   46          5.9%               1                WFB                 Refinance              11,450,000       11,450,000
-------------------------------------------------------------------------------------------------------------------------------
   47          0.6%               1                PMCF                Refinance              11,350,000       11,350,000
   48          0.6%               1                NLIC                Refinance              10,870,000       10,870,000
   49          0.5%               1                PCF                Acquisition              9,847,254        9,847,254
   50          0.5%               1                PMCF                Refinance               9,500,000        9,500,000
   51          0.5%               2                NLIC               Acquisition              9,500,000        9,500,000
-------------------------------------------------------------------------------------------------------------------------------
  51-a         0.4%               1                NLIC                                        7,421,875        7,421,875
  51-b         0.1%               1                NLIC                                        2,078,125        2,078,125
   52          0.5%               1                PMCF                Refinance               9,400,000        9,400,000
   53          0.5%               1               PCF II              Acquisition              9,400,000        9,400,000
   54          0.5%               1                WFB                 Refinance               9,250,000        9,250,000
-------------------------------------------------------------------------------------------------------------------------------
   55          4.7%               1                PMCF                Refinance               9,200,000        9,200,000
   56          0.5%               1                WFB                Acquisition              9,200,000        9,192,274
   57          4.7%               1                PMCF                Refinance               9,100,000        9,074,100
   58          0.5%               1                PMCF                Refinance               9,000,000        8,974,326
   59          0.5%               1                PCF                Acquisition              8,937,088        8,937,088
-------------------------------------------------------------------------------------------------------------------------------
   60          0.5%               1                PCF                Acquisition              8,932,000        8,932,000
   61          0.5%               1               BSCMI                Refinance               8,750,000        8,750,000
-------------------------------------------------------------------------------------------------------------------------------
   62          0.5%               1                WFB                 Refinance               8,700,000        8,700,000
   63          0.5%               1                PMCF               Acquisition              8,700,000        8,684,680
   64          0.5%               1                WFB                 Refinance               8,600,000        8,584,593
-------------------------------------------------------------------------------------------------------------------------------
   65          0.5%               1                PMCF               Acquisition              8,600,000        8,575,859
   66          0.5%               1                WFB                Acquisition              8,500,000        8,500,000
   67          0.5%               1               BSCMI                Refinance               8,500,000        8,485,154
   68          0.4%               1               BSCMI                Refinance               8,400,000        8,400,000
   69          0.4%               1                WFB                 Refinance               8,175,000        8,152,211
-------------------------------------------------------------------------------------------------------------------------------
   70          4.1%               1                NLIC                Refinance               8,080,000        8,056,579
   71          0.4%               1                PMCF                Refinance               8,000,000        8,000,000
   72          0.4%               1                WFB                 Refinance               8,000,000        8,000,000
   73          0.4%               1                WFB                 Refinance               8,000,000        7,990,818
   74          0.4%               1                NLIC                Refinance               8,000,000        7,983,948
-------------------------------------------------------------------------------------------------------------------------------
   75          4.1%               1                WFB                 Refinance               7,925,000        7,917,610
   76          0.4%               1                PMCF               Acquisition              7,800,000        7,800,000
   77          4.0%               1                WFB                 Refinance               7,755,000        7,733,131
   78          0.4%               1                WFB                 Refinance               7,660,000        7,653,751
   79          0.4%               1                PCF                Acquisition              7,611,028        7,611,028
-------------------------------------------------------------------------------------------------------------------------------
   80          0.4%               2               BSCMI                Refinance               7,500,000        7,500,000
  80-a         0.3%               1               BSCMI                                        5,600,000        5,600,000
  80-b         0.1%               1               BSCMI                                        1,900,000        1,900,000
   81          0.4%               1               PCF II               Refinance               7,500,000        7,500,000
   82          0.4%               1                WFB                Acquisition              7,500,000        7,500,000
-------------------------------------------------------------------------------------------------------------------------------
   83          0.4%               1               BSCMI                Refinance               7,350,000        7,350,000
   84          3.8%               1                PMCF                Refinance               7,350,000        7,343,333
   85          3.7%               1                PMCF                Refinance               7,300,000        7,279,791
   86          0.4%               2               BSCMI               Acquisition              7,228,840        7,197,437
  86-a         0.2%               1               BSCMI                                        3,975,000        3,957,732
-------------------------------------------------------------------------------------------------------------------------------
  86-b         0.2%               1               BSCMI                                        3,253,840        3,239,705
   87          0.4%               1                WFB                 Refinance               7,110,000        7,110,000
   88          0.4%               1                WFB                 Refinance               7,050,000        7,050,000
   89          0.4%               1                PMCF               Acquisition              7,000,000        7,000,000
   90          0.4%               1               PCF II               Refinance               7,000,000        7,000,000
-------------------------------------------------------------------------------------------------------------------------------
   91          0.4%               1                WFB                 Refinance               7,000,000        6,994,365
   92          0.4%               1                WFB                Acquisition              7,000,000        6,971,122
   93          3.5%               1               PCF II              Acquisition              6,900,000        6,900,000
   94          0.4%               1                PCF                Acquisition              6,775,976        6,775,976
   95          0.4%               1               BSCMI                Refinance               6,725,000        6,712,953
-------------------------------------------------------------------------------------------------------------------------------
   96          0.4%               1                NLIC                Refinance               6,700,000        6,681,252
   97          0.4%               1               BSCMI                Refinance               6,675,000        6,663,043
   98          0.3%               1               BSCMI                Refinance               6,525,000        6,513,312
   99          0.3%               1               BSCMI                Refinance               6,375,000        6,363,580
  100          0.3%               1               PCF II               Refinance               6,300,000        6,300,000
-------------------------------------------------------------------------------------------------------------------------------
  101          3.2%               1               PCF II               Refinance               6,300,000        6,300,000
  102          0.3%               1               BSCMI                Refinance               6,250,000        6,250,000
  103          0.3%               1                WFB                Acquisition              6,225,000        6,225,000
  104          0.3%               1               BSCMI               Acquisition              6,200,000        6,173,197
  105          0.3%               1                PMCF               Acquisition              6,170,000        6,170,000
-------------------------------------------------------------------------------------------------------------------------------
  106          3.1%               1                PMCF                Refinance               6,100,000        6,087,839
  107          0.3%               1               BSCMI               Acquisition              6,000,000        6,000,000
  108          0.3%               1                NLIC                Refinance               6,000,000        5,988,651
  109          0.3%               1                WFB                 Refinance               5,750,000        5,739,829
  110          0.2%               1                PCF                 Refinance               3,420,000        3,399,420
-------------------------------------------------------------------------------------------------------------------------------
  111          0.1%               1                PCF                 Refinance               2,260,000        2,246,429
  112          0.3%               1               BSCMI               Acquisition              5,660,000        5,643,910
  113          0.3%               1                PMCF                Refinance               5,500,000        5,500,000
  114          0.3%               1                WFB                 Refinance               5,500,000        5,494,756
  115          0.3%               1                PMCF                Refinance               5,500,000        5,483,985
-------------------------------------------------------------------------------------------------------------------------------
  116          0.3%               1                PCF                Acquisition              5,256,141        5,256,141
  117          2.7%               1               BSCMI                Refinance               5,250,000        5,245,509
  118          0.3%               1               PCF II               Refinance               5,100,000        5,100,000
  119          0.3%               1                PMCF                Refinance               5,000,000        5,000,000
  120          0.3%               1               PCF II              Acquisition              5,000,000        4,990,353
-------------------------------------------------------------------------------------------------------------------------------
  121          2.6%               1                PMCF                Refinance               5,000,000        4,984,870
  122          0.3%               1                PCF                 Refinance               5,000,000        4,979,225
  123          0.3%               1                WFB                Acquisition              4,800,000        4,800,000
  124          0.2%               1                WFB                 Refinance               4,750,000        4,699,789
  125          0.2%               1               BSCMI                Refinance               4,700,000        4,690,876
-------------------------------------------------------------------------------------------------------------------------------
  126          0.2%               1               BSCMI                Refinance               4,400,000        4,391,204
  127          0.2%               1               PCF II               Refinance               4,340,000        4,340,000
  128          0.2%               1               PCF II               Refinance               4,300,000        4,300,000
  129          0.2%               1               PCF II               Refinance               4,200,000        4,196,276
  130          2.1%               1                PMCF                Refinance               4,200,000        4,181,384
-------------------------------------------------------------------------------------------------------------------------------
  131          0.2%               1               PCF II               Refinance               4,160,000        4,157,944
  132          0.2%               1               PCF II              Acquisition              4,125,000        4,125,000
  133          0.2%               1               BSCMI                Refinance               4,100,000        4,100,000
  134          0.2%               1               BSCMI               Acquisition              4,030,000        4,030,000
  135          2.1%               1               PCF II               Refinance               4,000,000        4,000,000
-------------------------------------------------------------------------------------------------------------------------------
  136          2.1%               1               PCF II               Refinance               4,000,000        4,000,000
  137          0.2%               1                WFB                 Refinance               4,000,000        3,996,298
  138          0.2%               1                WFB                Acquisition              4,000,000        3,989,105
  139          0.2%               1               BSCMI                Refinance               4,000,000        3,983,665
  140          0.2%               1                WFB                 Refinance               3,940,000        3,940,000
-------------------------------------------------------------------------------------------------------------------------------
  141          0.2%               1                WFB                 Refinance               3,920,000        3,916,794
  142          0.2%               1                NLIC                Refinance               3,900,000        3,900,000
-------------------------------------------------------------------------------------------------------------------------------
  143          0.2%               1               BSCMI                Refinance               3,700,000        3,700,000
  144          1.9%               1               BSCMI                Refinance               3,700,000        3,693,891
  145          0.2%               1               PCF II              Acquisition              3,675,000        3,668,064
-------------------------------------------------------------------------------------------------------------------------------
  146          0.2%               1               PCF II               Refinance               3,670,000        3,662,950
  147          0.2%               1                WFB                Acquisition              3,580,000        3,577,172
  148          0.2%               1                WFB                 Refinance               3,500,000        3,497,323
  149          0.2%               1                PMCF               Acquisition              3,420,000        3,420,000
  150          0.2%               1               PCF II               Refinance               3,350,000        3,347,179
-------------------------------------------------------------------------------------------------------------------------------
  151          0.2%               1               PCF II              Acquisition              3,337,500        3,334,586
  152          0.2%               1                WFB                 Refinance               3,250,000        3,247,324
  153          0.2%               1                WFB                Acquisition              3,225,000        3,221,314
  154          0.2%               1                NLIC                Refinance               3,220,000        3,213,692
  155          0.2%               1                WFB                 Refinance               3,200,000        3,186,490
-------------------------------------------------------------------------------------------------------------------------------
  156          0.2%               1               PCF II               Refinance               3,125,000        3,119,063
  157          0.2%               1                WFB                 Refinance               3,060,000        3,057,369
  158          0.2%               1                NLIC                Refinance               3,050,000        3,043,959
  159          1.5%               1                PMCF                Refinance               3,000,000        3,000,000
  160          0.2%               2                PMCF                Refinance               3,000,000        2,994,148
-------------------------------------------------------------------------------------------------------------------------------
 160-a         0.1%               1                PMCF                                        1,539,474        1,536,471
 160-b         0.1%               1                PMCF                                        1,460,526        1,457,677
  161          1.5%               1               BSCMI                Refinance               2,850,000        2,845,294
  162          0.1%               1               PCF II               Refinance               2,600,000        2,597,811
  163          0.1%               1                WFB                 Refinance               2,600,000        2,595,275
-------------------------------------------------------------------------------------------------------------------------------
  164          0.1%               1               BSCMI                Refinance               2,540,000        2,540,000
  165          0.1%               1               BSCMI                Refinance               2,500,000        2,500,000
  166          0.1%               1                WFB                Acquisition              2,500,000        2,500,000
  167          1.3%               1                WFB                 Refinance               2,500,000        2,498,161
  168          0.1%               1                WFB                 Refinance               2,500,000        2,495,548
-------------------------------------------------------------------------------------------------------------------------------
  169          0.1%               1                PCF                 Refinance               2,500,000        2,492,803
  170          0.1%               1                WFB                 Refinance               2,500,000        2,489,826
  171          0.1%               1                WFB                 Refinance               2,400,000        2,395,410
  172          0.1%               1                WFB                 Refinance               2,400,000        2,388,841
  173          0.1%               1               PCF II               Refinance               2,350,000        2,347,964
-------------------------------------------------------------------------------------------------------------------------------
  174          0.1%               1                WFB                 Refinance               2,320,000        2,318,047
  175          0.1%               1               BSCMI                Refinance               2,225,000        2,213,597
  176          0.1%               1                WFB                 Refinance               2,200,000        2,200,000
  177          0.1%               1               PCF II               Refinance               2,200,000        2,195,765
  178          0.1%               1               PCF II               Refinance               2,200,000        2,195,530
-------------------------------------------------------------------------------------------------------------------------------
  179          0.1%               1               PCF II               Refinance               2,150,000        2,145,906
  180          0.1%               1                WFB                Acquisition              2,065,000        2,061,331
  181          1.0%               1               BSCMI                Refinance               2,005,000        2,005,000
  182          0.1%               1                WFB                 Refinance               2,000,000        1,998,487
  183          0.1%               1               PCF II               Refinance               2,000,000        1,998,475
-------------------------------------------------------------------------------------------------------------------------------
  184          0.1%               1               PCF II              Acquisition              2,000,000        1,996,357
  185          0.1%               1                WFB                 Refinance               1,940,000        1,936,607
  186          0.1%               1                PCF                 Refinance               1,875,000        1,870,184
  187          0.1%               1                WFB                 Refinance               1,840,000        1,836,716
  188          0.9%               1                WFB                 Refinance               1,800,000        1,798,646
-------------------------------------------------------------------------------------------------------------------------------
  189          0.1%               1               PCF II               Refinance               1,800,000        1,798,504
  190          0.1%               1                PCF                 Refinance               1,800,000        1,792,332
  191          0.1%               1                WFB                Acquisition              1,780,000        1,780,000
  192          0.1%               1               BSCMI               Acquisition              1,740,000        1,740,000
  193          0.1%               1               PCF II               Refinance               1,700,000        1,698,580
-------------------------------------------------------------------------------------------------------------------------------
  194          0.1%               1               PCF II              Acquisition              1,700,000        1,697,885
  195          0.1%               1               PCF II              Acquisition              1,700,000        1,696,904
  196          0.1%               1               PCF II               Refinance               1,690,000        1,690,000
  197          0.9%               1                WFB                 Refinance               1,680,000        1,677,902
  198          0.1%               1                WFB                 Refinance               1,625,000        1,625,000
-------------------------------------------------------------------------------------------------------------------------------
  199          0.1%               1                WFB                 Refinance               1,600,000        1,595,783
  200          0.1%               1               PCF II               Refinance               1,555,000        1,553,711
  201          0.1%               1               PCF II               Refinance               1,550,000        1,543,439
  202          0.1%               1               PCF II               Refinance               1,500,000        1,500,000
  203          0.1%               1                WFB                 Refinance               1,500,000        1,500,000
-------------------------------------------------------------------------------------------------------------------------------
  204          0.1%               1                WFB                Acquisition              1,470,000        1,468,860
  205          0.1%               1                WFB                 Refinance               1,400,000        1,400,000
  206          0.7%               1                WFB                 Refinance               1,400,000        1,398,775
  207          0.1%               1                WFB                Acquisition              1,340,000        1,337,635
  208          0.1%               1                WFB                 Refinance               1,225,000        1,224,079
-------------------------------------------------------------------------------------------------------------------------------
  209          0.1%               1                WFB                 Refinance               1,190,000        1,188,003
  210          0.6%               1               PCF II               Refinance               1,140,000        1,140,000
  211          0.1%               1                WFB                 Refinance               1,000,000          997,346
  212          0.0%               1                WFB                Acquisition                940,000          938,844
  213          0.0%               1                WFB                 Refinance                 800,000          800,000
-------------------------------------------------------------------------------------------------------------------------------

                    BALANCE    GENERAL                            DETAILED
                         AT    PROPERTY                           PROPERTY                          INTEREST    ADMINISTRATIVE
   ID     MATURITY OR ARD($)   TYPE                               TYPE                              RATE (4)       FEE RATE
-------------------------------------------------------------------------------------------------------------------------------

   1            140,483,727    Retail                             Regional Mall                      5.5825%       0.02175%
   2            144,498,888    Office                             Urban                              5.6375%       0.02175%
   3             79,697,772    Retail                             Anchored                           5.6350%       0.03175%
   4             47,000,000    Various                            Various                            6.1400%       0.03125%
  4-a            12,560,000    Office                             Suburban
-------------------------------------------------------------------------------------------------------------------------------
  4-b            12,165,000    Office                             Suburban
  4-c            10,000,000    Industrial                         Flex
  4-d             7,550,000    Mixed Use                          Office/Warehouse
  4-e             4,725,000    Mixed Use                          Office/Retail/Warehouse
   5             41,796,550    Office                             Suburban                           6.1850%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
   6             40,123,012    Office                             Urban                              6.0650%       0.07175%
   7             32,809,685    Office                             Suburban                           5.8600%       0.07175%
  7-a            11,778,992    Office                             Suburban
  7-b             8,123,443    Office                             Suburban
  7-c             5,370,498    Office                             Suburban
-------------------------------------------------------------------------------------------------------------------------------
  7-d             4,309,938    Office                             Suburban
  7-e             3,226,813    Office                             Suburban
   8             27,720,597    Multifamily                        Garden                             5.6100%       0.05175%
   9             29,498,328    Industrial                         Warehouse                          6.3700%       0.03175%
  9-a            15,620,413    Industrial                         Warehouse
-------------------------------------------------------------------------------------------------------------------------------
  9-b             7,328,036    Industrial                         Warehouse
  9-c             4,244,055    Industrial                         Warehouse
  9-d             2,305,825    Industrial                         Warehouse
   10            28,783,214    Retail                             Anchored                           5.8160%       0.03175%
   11            25,859,628    Office                             Suburban                           5.8600%       0.07175%
-------------------------------------------------------------------------------------------------------------------------------
  11-a            9,251,700    Office                             Suburban
  11-b            5,528,455    Office                             Suburban
  11-c            4,941,762    Office                             Suburban
  11-d            3,542,724    Office                             Suburban
  11-e            2,594,989    Office                             Suburban
-------------------------------------------------------------------------------------------------------------------------------
   12            27,200,000    Retail                             Anchored                           4.8500%       0.03175%
   13            26,028,669    Office                             Suburban                           5.9025%       0.02175%
   14            26,785,000    Retail                             Anchored                           4.8800%       0.03175%
   15            20,432,559    Industrial                         Flex                               5.2200%       0.02175%
   16            22,461,910    Industrial                         Warehouse                          5.8000%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
   17            19,629,754    Retail                             Anchored                           5.8200%       0.03175%
   18            16,172,207    Hospitality                        Extended Stay                      5.7535%       0.03175%
  18-a            4,921,245    Hospitality                        Extended Stay
  18-b            3,123,673    Hospitality                        Extended Stay
  18-c            2,925,796    Hospitality                        Extended Stay
-------------------------------------------------------------------------------------------------------------------------------
  18-d            2,759,780    Hospitality                        Extended Stay
  18-e            2,441,713    Hospitality                        Extended Stay
   19            19,064,414    Retail                             Anchored                           5.4370%       0.03175%
   20            18,306,199    Other                              Parking Garage                     5.6700%       0.03175%
   21            18,403,346    Retail                             Anchored                           6.1600%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
   22            17,551,906    Retail                             Anchored                           5.7300%       0.02175%
   23            14,356,399    Office                             Urban                              6.1000%       0.03175%
   24            16,722,295    Multifamily                        Garden                             5.3880%       0.03175%
   25            14,726,781    Industrial                         Warehouse                          5.6700%       0.08675%
   26            14,583,017    Retail                             Anchored                           5.3500%       0.02175%
-------------------------------------------------------------------------------------------------------------------------------
   27            10,099,719    Office                             Medical                            6.2600%       0.03125%
   28             5,582,107    Office                             Medical                            6.3100%       0.03125%
   29            15,386,775    Mixed Use                          Hospitality/Retail                 5.6590%       0.03175%
   30            14,587,742    Retail                             Anchored                           5.8220%       0.05175%
   31            13,279,422    Retail                             Anchored                           6.2720%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
   32            12,887,066    Retail                             Anchored                           5.7000%       0.02175%
   33            12,856,135    Office                             Suburban                           5.9300%       0.10675%
   34            12,915,562    Hospitality                        Limited Service                    6.0740%       0.03175%
   35            12,414,969    Retail                             Anchored                           5.6280%       0.07175%
   36            12,986,325    Multifamily                        Garden                             5.6500%       0.02175%
-------------------------------------------------------------------------------------------------------------------------------
   37            12,401,146    Industrial                         Warehouse                          6.2800%       0.03175%
   38            11,417,287    Hospitality                        Limited Service                    5.9800%       0.03125%
   39            11,423,546    Retail                             Anchored                           5.5500%       0.07175%
   40            11,031,682    Hospitality                        Limited Service                    5.9500%       0.10675%
   41            10,987,280    Office                             Medical                            5.6600%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
   42            10,849,675    Office                             Suburban                           6.3100%       0.02175%
   43            10,850,338    Industrial                         Warehouse                          5.7250%       0.03125%
   44            10,971,371    Industrial                         Warehouse                          5.4840%       0.03175%
   45            12,025,000    Retail                             Anchored                           5.5700%       0.03175%
   46            10,910,145    Manufactured Housing Community     Manufactured Housing Community     6.1600%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
   47            10,220,482    Mixed Use                          Retail/Office                      5.7400%       0.05175%
   48             9,298,027    Office                             Urban                              5.8100%       0.10675%
   49             9,847,254    Retail                             Free Standing                      5.8000%       0.03175%
   50             8,168,314    Industrial                         Warehouse                          6.4100%       0.07175%
   51             8,092,027    Retail                             Various                            6.0800%       0.09675%
-------------------------------------------------------------------------------------------------------------------------------
  51-a            6,321,896    Retail                             Anchored
  51-b            1,770,130    Retail                             Unanchored
   52             7,990,589    Industrial                         Flex                               6.0100%       0.02175%
   53             8,809,366    Retail                             Anchored                           6.0300%       0.03175%
   54             7,840,076    Industrial                         Flex                               5.9100%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
   55             8,120,247    Multifamily                        Mid Rise                           5.7400%       0.04175%
   56             7,808,977    Office                             Suburban                           5.9500%       0.03125%
   57             7,672,800    Multifamily                        Garden                             5.7200%       0.02175%
   58             7,586,195    Retail                             Anchored                           5.7100%       0.07175%
   59             8,937,088    Retail                             Free Standing                      5.5300%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
   60             7,469,986    Retail                             Free Standing                      5.4700%       0.03175%
   61             8,154,767    Retail                             Shadow Anchored                    5.6020%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
   62             7,846,532    Retail                             Anchored                           5.8200%       0.03125%
   63             7,429,992    Office                             Suburban                           6.1700%       0.02175%
   64             5,943,937    Hospitality                        Limited Service                    6.1100%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
   65             7,264,300    Retail                             Anchored                           5.7800%       0.02175%
   66             7,264,893    Hospitality                        Extended Stay                      6.4000%       0.03125%
   67             7,723,206    Hospitality                        Limited Service                    6.2060%       0.03175%
   68             7,829,658    Retail                             Shadow Anchored                    5.6120%       0.03175%
   69             6,911,506    Retail                             Anchored                           5.8100%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
   70             6,796,298    Multifamily                        Garden                             5.6400%       0.10675%
   71             7,051,425    Office                             Suburban                           5.6900%       0.02175%
   72             6,350,639    Hospitality                        Extended Stay                      6.6600%       0.03125%
   73             6,326,428    Hospitality                        Limited Service                    6.5300%       0.03125%
   74             6,714,009    Retail                             Free Standing                      5.5800%       0.10675%
-------------------------------------------------------------------------------------------------------------------------------
   75             6,644,451    Multifamily                        High Rise                          5.5400%       0.03125%
   76             7,277,203    Multifamily                        Garden                             5.6800%       0.02175%
   77             6,546,614    Multifamily                        Garden                             5.7600%       0.03125%
   78             6,522,753    Industrial                         Warehouse                          6.0600%       0.03125%
   79             7,611,028    Retail                             Free Standing                      5.5300%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
   80             6,733,839    Mixed Use                          Retail/Office                      5.6100%       0.03175%
  80-a            5,027,933    Retail                             Unanchored
  80-b            1,705,906    Office                             Medical
   81             6,488,730    Retail                             Shadow Anchored                    5.8100%       0.03175%
   82             6,627,356    Retail                             Anchored                           5.8000%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
   83             6,755,444    Office                             Office                             5.8460%       0.03175%
   84             6,183,069    Multifamily                        Garden                             5.6500%       0.02175%
   85             6,177,263    Multifamily                        Low Rise                           5.8400%       0.02175%
   86             6,064,504    Retail                             Unanchored                         5.5830%       0.03175%
  86-a            3,334,754    Retail                             Unanchored
-------------------------------------------------------------------------------------------------------------------------------
  86-b            2,729,750    Retail                             Unanchored
   87             6,261,139    Industrial                         Flex                               5.6500%       0.03125%
   88             6,294,091    Hospitality                        Limited Service                    6.2500%       0.03125%
   89             6,149,269    Retail                             Anchored                           5.5300%       0.02175%
   90             6,512,464    Retail                             Unanchored                         5.4900%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
   91             5,969,383    Manufactured Housing Community     Manufactured Housing Community     6.1100%       0.03125%
   92             5,413,828    Hospitality                        Full Service                       5.8500%       0.11125%
   93             5,969,528    Multifamily                        Garden                             5.8000%       0.03175%
   94             6,775,976    Retail                             Free Standing                      5.5300%       0.03175%
   95             6,097,552    Hospitality                        Limited Service                    6.0940%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
   96             5,179,508    Hospitality                        Limited Service                    5.8500%       0.29675%
   97             6,052,216    Hospitality                        Limited Service                    6.0940%       0.03175%
   98             5,916,211    Hospitality                        Limited Service                    6.0940%       0.03175%
   99             5,780,208    Hospitality                        Limited Service                    6.0940%       0.03175%
  100             5,426,107    Retail                             Shadow Anchored                    5.6400%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  101             5,434,798    Multifamily                        Garden                             5.7000%       0.03175%
  102             6,250,000    Industrial                         Warehouse                          5.5730%       0.07175%
  103             5,221,327    Hospitality                        Limited Service                    5.7500%       0.03125%
  104             5,205,478    Industrial                         Flex                               5.6090%       0.03175%
  105             6,170,000    Retail                             Anchored                           5.2700%       0.02175%
-------------------------------------------------------------------------------------------------------------------------------
  106             5,124,111    Multifamily                        Garden                             5.6100%       0.07175%
  107             5,579,921    Retail                             Free Standing                      5.4620%       0.03175%
  108             5,076,552    Retail                             Unanchored                         5.8500%       0.10675%
  109             4,907,809    Self Storage                       Self Storage                       6.1500%       0.03125%
  110             2,884,645    Industrial                         Light                              5.7500%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  111             1,906,797    Industrial                         Light                              5.7600%       0.03175%
  112             4,773,032    Retail                             Unanchored                         5.7250%       0.03175%
  113             5,230,684    Office                             Suburban                           5.9400%       0.02175%
  114             4,598,521    Retail                             Anchored                           5.4500%       0.03125%
  115             4,623,380    Retail                             Shadow Anchored                    5.6200%       0.02175%
-------------------------------------------------------------------------------------------------------------------------------
  116             5,256,141    Retail                             Free Standing                      5.4800%       0.03175%
  117             4,446,885    Multifamily                        Garden                             5.8790%       0.03175%
  118             4,408,769    Office                             Suburban                           5.7700%       0.03175%
  119             4,508,619    Retail                             Anchored                           5.8100%       0.02175%
  120             4,219,136    Retail                             Shadow Anchored                    5.7600%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  121             4,181,178    Multifamily                        Garden                             5.4500%       0.07175%
  122             4,224,570    Industrial                         Light                              5.8200%       0.03175%
  123             4,232,485    Office                             Suburban                           5.6900%       0.03125%
  124             4,078,272    Hospitality                        Limited Service                    6.1500%       0.03125%
  125             3,962,661    Industrial                         Flex                               5.7320%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  126             3,694,619    Office                             Suburban                           5.5970%       0.03175%
  127             3,595,519    Self Storage                       Self Storage                       5.7700%       0.03175%
  128             3,791,018    Office                             Suburban                           5.7000%       0.03175%
  129             3,542,791    Retail                             Free Standing                      5.7400%       0.03175%
  130             2,720,183    Multifamily                        Low Rise                           5.5300%       0.02175%
-------------------------------------------------------------------------------------------------------------------------------
  131             3,755,704    Retail                             Shadow Anchored                    6.2200%       0.03175%
  132             3,496,251    Retail                             Unanchored                         5.9100%       0.03175%
  133             3,662,938    Retail                             Shadow Anchored                    6.2820%       0.03175%
  134             3,655,727    Retail                             Anchored                           6.1090%       0.03175%
  135             4,000,000    Multifamily                        Garden                             5.5500%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  136             4,000,000    Multifamily                        Garden                             5.5500%       0.03175%
  137             3,465,622    Industrial                         Light                              5.5700%       0.03125%
  138             3,391,835    Retail                             Free Standing                      5.9100%       0.03125%
  139             3,099,588    Hospitality                        Limited Service                    5.9070%       0.03175%
  140             3,197,570    Mixed Use                          Retail/Office                      6.0600%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
  141             3,337,045    Retail                             Anchored                           6.0500%       0.08125%
  142             3,296,754    Retail                             Unanchored                         5.8200%       0.10675%
-------------------------------------------------------------------------------------------------------------------------------
  143             3,236,140    Retail                             Anchored                           5.3660%       0.03175%
  144             3,485,472    Multifamily                        Mid Rise                           6.4510%       0.03175%
  145             3,110,311    Office                             Suburban                           5.8600%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  146             3,098,697    Retail                             Unanchored                         5.7800%       0.03175%
  147             3,059,072    Retail                             Big Box                            6.1800%       0.03125%
  148             3,000,962    Retail                             Shadow Anchored                    6.3000%       0.03125%
  149             2,983,429    Retail                             Anchored                           6.1200%       0.02175%
  150             2,842,650    Retail                             Unanchored                         5.9400%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  151             2,820,318    Retail                             Shadow Anchored                    5.8000%       0.03175%
  152             2,764,669    Retail                             Shadow Anchored                    6.0250%       0.03125%
  153             2,551,979    Hospitality                        Limited Service                    6.5500%       0.03125%
  154             2,711,417    Industrial                         Flex                               5.6900%       0.10675%
  155             2,103,240    Self Storage                       Self Storage                       5.9100%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
  156             2,642,469    Retail                             Anchored                           5.8300%       0.03175%
  157             2,590,440    Retail                             Big Box                            5.8600%       0.03125%
  158             2,564,388    Retail                             Unanchored                         5.6400%       0.10675%
  159             2,657,606    Multifamily                        Student Housing                    5.9000%       0.07175%
  160             2,527,686    Retail                             Anchored                           5.7100%       0.06175%
-------------------------------------------------------------------------------------------------------------------------------
 160-a            1,297,102    Retail                             Anchored
 160-b            1,230,584    Retail                             Anchored
  161             2,684,755    Multifamily                        Mid Rise                           6.4510%       0.03175%
  162             2,206,236    Office                             Suburban                           5.9400%       0.03175%
  163             2,211,498    Self Storage                       Self Storage                       6.0300%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
  164             2,297,722    Retail                             Shadow Anchored                    5.9750%       0.08175%
  165             2,500,000    Mixed Use                          Retail/Office                      5.5740%       0.08175%
  166             2,249,425    Industrial                         Light                              5.7000%       0.03125%
  167             2,152,001    Multifamily                        Low Rise                           6.4400%       0.03125%
  168             2,131,989    Retail                             Shadow Anchored                    6.1200%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
  169             2,104,730    Retail                             Unanchored                         5.6700%       0.03175%
  170             2,119,135    Retail                             Shadow Anchored                    5.9300%       0.03125%
  171             2,027,606    Retail                             Unanchored                         5.8000%       0.03125%
  172             2,051,682    Self Storage                       Self Storage                       6.2200%       0.03125%
  173             1,987,619    Retail                             Unanchored                         5.8300%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  174             1,968,640    Retail                             Unanchored                         5.9400%       0.08125%
  175             1,875,489    Retail                             Shadow Anchored                    5.7370%       0.03175%
  176             1,889,493    Office                             Suburban                           6.3700%       0.03125%
  177             1,856,975    Retail                             Unanchored                         5.7700%       0.03175%
  178             1,444,733    Industrial                         Warehouse                          5.8800%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  179             1,817,478    Industrial                         Warehouse                          5.8200%       0.03175%
  180             1,761,530    Retail                             Unanchored                         6.1300%       0.03125%
  181             1,809,475    Multifamily                        Low Rise                           5.8530%       0.08175%
  182             1,716,776    Retail                             Unanchored                         6.3400%       0.03125%
  183             1,715,321    Retail                             Unanchored                         6.3100%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  184             1,700,658    Industrial                         Light                              6.0200%       0.03175%
  185             1,658,226    Industrial                         Flex                               6.2000%       0.07125%
  186             1,492,458    Retail                             Unanchored                         5.4600%       0.03175%
  187             1,568,692    Industrial                         Light                              6.1100%       0.03125%
  188             1,545,969    Multifamily                        Garden                             6.3600%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
  189             1,529,636    Retail                             Unanchored                         5.9900%       0.03175%
  190             1,179,898    Office                             Medical                            5.8400%       0.03175%
  191             1,721,039    Industrial                         Light                              6.3300%       0.03125%
  192             1,548,809    Retail                             Free Standing                      6.1140%       0.03175%
  193             1,443,811    Industrial                         Light                              5.9700%       0.03175%
-------------------------------------------------------------------------------------------------------------------------------
  194             1,326,935    Industrial                         Light                              6.1300%       0.03175%
  195             1,445,559    Industrial                         Light                              6.0200%       0.03175%
  196             1,444,981    Industrial                         Warehouse                          5.8300%       0.03175%
  197             1,310,454    Multifamily                        Low Rise                           6.1100%       0.03125%
  198             1,263,809    Office                             Suburban                           6.0300%       0.07125%
-------------------------------------------------------------------------------------------------------------------------------
  199             1,362,317    Retail                             Unanchored                         6.0500%       0.03125%
  200             1,321,823    Retail                             Free Standing                      6.0000%       0.03175%
  201             1,017,977    Industrial                         Light                              5.8900%       0.03175%
  202             1,352,320    Industrial                         Warehouse                          5.8000%       0.03175%
  203             1,339,168    Self Storage                       Self Storage                       6.2500%       0.03125%
-------------------------------------------------------------------------------------------------------------------------------
  204             1,258,616    Office                             Suburban                           6.2500%       0.03125%
  205             1,202,404    Retail                             Unanchored                         6.3700%       0.07125%
  206             1,182,701    Multifamily                        Garden                             5.7900%       0.03125%
  207             1,144,062    Retail                             Shadow Anchored                    6.1600%       0.03125%
  208             1,052,118    Office                             Suburban                           6.3600%       0.12125%
-------------------------------------------------------------------------------------------------------------------------------
  209             1,022,355    Office                             Suburban                           6.3800%       0.07125%
  210             1,140,000    Multifamily                        Garden                             5.6600%       0.03175%
  211               850,703    Industrial                         Light                              6.0200%       0.15125%
  212               735,175    Retail                             Shadow Anchored                    6.1900%       0.15125%
  213               687,089    Retail                             Unanchored                         6.3700%       0.15125%
-------------------------------------------------------------------------------------------------------------------------------

             INTEREST          ORIGINAL       STATED REMAINING       ORIGINAL          REMAINING           FIRST         MATURITY
             ACCRUAL       TERM TO MATURITY   TERM TO MATURITY     AMORTIZATION       AMORTIZATION        PAYMENT          DATE
   ID         BASIS         OR ARD (MOS.)      OR ARD (MOS.)      TERM (MOS.) (4)   TERM (MOS.) (4)        DATE           OR ARD
------------------------------------------------------------------------------------------------------------------------------------

   1        Actual/360           120                118                 360               360            5/5/2006        4/5/2016
   2        Actual/360           120                120                 360               360            7/5/2006        6/5/2016
   3        Actual/360           120                117                 360               360            4/5/2006        3/5/2016
   4        Actual/360           120                120                  0                 0             7/1/2006        6/1/2016
  4-a
------------------------------------------------------------------------------------------------------------------------------------
  4-b
  4-c
  4-d
  4-e
   5        Actual/360           120                119                 360               360            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   6        Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   7        Actual/360           120                118                 360               360            5/5/2006        4/5/2016
  7-a
  7-b
  7-c
------------------------------------------------------------------------------------------------------------------------------------
  7-d
  7-e
   8        Actual/360           120                118                 360               358            5/5/2006        4/5/2016
   9        Actual/360            72                 71                 360               360            6/1/2006        5/1/2012
  9-a
------------------------------------------------------------------------------------------------------------------------------------
  9-b
  9-c
  9-d
   10       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   11       Actual/360           120                118                 360               360            5/5/2006        4/5/2016
------------------------------------------------------------------------------------------------------------------------------------
  11-a
  11-b
  11-c
  11-d
  11-e
------------------------------------------------------------------------------------------------------------------------------------
   12         30/360              84                 81                  0                 0             4/1/2006        3/1/2013
   13       Actual/360            60                 59                 360               360            6/5/2006        5/5/2011
   14         30/360              84                 81                  0                 0             4/1/2006        3/1/2013
   15       Actual/360           120                114                 360               360            1/5/2006       12/5/2015
   16       Actual/360            84                 82                 360               360            5/5/2006        4/5/2013
------------------------------------------------------------------------------------------------------------------------------------
   17       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
   18       Actual/360           120                116                 300               296            3/1/2006        2/1/2016
  18-a
  18-b
  18-c
------------------------------------------------------------------------------------------------------------------------------------
  18-d
  18-e
   19       Actual/360           120                117                 360               360            4/1/2006        3/1/2016
   20       Actual/360           120                117                 360               360            4/1/2006        3/1/2016
   21       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   22       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
   23       Actual/360           120                118                 300               298            5/1/2006        4/1/2016
   24       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   25       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
   26       Actual/360           120                118                 360               358            5/5/2006        4/5/2016
------------------------------------------------------------------------------------------------------------------------------------
   27       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
   28       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
   29       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   30       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   31       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   32       Actual/360           120                120                 360               360            7/5/2006        6/5/2016
   33       Actual/360           120                117                 360               360            4/1/2006        3/1/2016
   34       Actual/360            84                 82                 360               358            5/1/2006        4/1/2013
   35       Actual/360           120                117                 360               360            4/1/2006        3/1/2016
   36       Actual/360           120                119                 360               360            6/5/2006        5/5/2016
------------------------------------------------------------------------------------------------------------------------------------
   37       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
   38       Actual/360           120                118                 312               312            5/1/2006        4/1/2016
   39       Actual/360           120                119                 360               360            6/5/2006        5/5/2016
   40       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
   41       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   42       Actual/360           120                120                 360               360            7/5/2006        6/5/2016
   43       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   44       Actual/360           120                115                 360               360            2/1/2006        1/1/2016
   45       Actual/360            60                 57                  0                 0             4/1/2006        3/1/2011
   46       Actual/360            60                 59                 360               360            6/1/2006        5/1/2011
------------------------------------------------------------------------------------------------------------------------------------
   47       Actual/360           120                118                 360               360            5/5/2006        4/5/2016
   48       Actual/360           120                120                 300               300            7/1/2006        6/1/2016
   49         30/360             120                117                  0                 0             4/1/2006        3/1/2016
   50       Actual/360           120                120                 360               360            7/5/2006        6/5/2016
   51       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  51-a
  51-b
   52       Actual/360           120                120                 360               360            7/5/2006        6/5/2016
   53       Actual/360           120                120                 360               360            7/3/2006        6/3/2016
   54       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   55       Actual/360           120                119                 360               360            6/5/2006        5/5/2016
   56       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
   57       Actual/360           120                117                 360               357            4/5/2006        3/5/2016
   58       Actual/360           120                117                 360               357            4/5/2006        3/5/2016
   59         30/360             120                116                  0                 0             3/1/2006        2/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   60       Actual/360           124                123                 360               360            6/1/2006        9/1/2016
   61       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   62       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   63       Actual/360           120                118                 360               358            5/5/2006        4/5/2016
   64       Actual/360           120                119                 252               251            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   65       Actual/360           120                117                 360               357            4/5/2006        3/5/2016
   66       Actual/360           120                119                 312               312            6/1/2006        5/1/2016
   67       Actual/360            84                 82                 360               358            5/1/2006        4/1/2013
   68       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
   69       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   70       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
   71       Actual/360           120                118                 360               360            5/5/2006        4/5/2016
   72       Actual/360           120                120                 300               300            7/1/2006        6/1/2016
   73       Actual/360           120                119                 300               299            6/1/2006        5/1/2016
   74       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   75       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
   76       Actual/360           120                119                 360               360            6/5/2006        5/5/2016
   77       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
   78       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
   79         30/360             120                116                  0                 0             3/1/2006        2/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   80       Actual/360           120                116                 360               360            3/1/2006        2/1/2016
  80-a
  80-b
   81       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
   82       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
------------------------------------------------------------------------------------------------------------------------------------
   83       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   84       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
   85       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
   86       Actual/360           120                116                 360               356            3/1/2006        2/1/2016
  86-a
------------------------------------------------------------------------------------------------------------------------------------
  86-b
   87       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
   88       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
   89       Actual/360           120                117                 360               360            4/5/2006        3/5/2016
   90       Actual/360           120                118                 360               360            5/5/2006        4/5/2016
------------------------------------------------------------------------------------------------------------------------------------
   91       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
   92       Actual/360           120                117                 300               297            4/1/2006        3/1/2016
   93       Actual/360           120                119                 360               360            6/3/2006        5/3/2016
   94         30/360             120                115                  0                 0             2/1/2006        1/1/2016
   95       Actual/360            84                 82                 360               358            5/1/2006        4/1/2013
------------------------------------------------------------------------------------------------------------------------------------
   96       Actual/360           120                118                 300               298            5/1/2006        4/1/2016
   97       Actual/360            84                 82                 360               358            5/1/2006        4/1/2013
   98       Actual/360            84                 82                 360               358            5/1/2006        4/1/2013
   99       Actual/360            84                 82                 360               358            5/1/2006        4/1/2013
  100       Actual/360           120                118                 360               360            5/3/2006        4/3/2016
------------------------------------------------------------------------------------------------------------------------------------
  101       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
  102       Actual/360           120                116                  0                 0             3/1/2006        2/1/2016
  103       Actual/360           120                116                 312               312            3/1/2006        2/1/2016
  104       Actual/360           120                116                 360               356            3/1/2006        2/1/2016
  105       Actual/360           120                117                  0                 0             4/5/2006        3/5/2016
------------------------------------------------------------------------------------------------------------------------------------
  106       Actual/360           120                118                 360               358            5/5/2006        4/5/2016
  107       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
  108       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  109       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  110       Actual/360           120                114                 360               354            1/1/2006       12/1/2015
------------------------------------------------------------------------------------------------------------------------------------
  111       Actual/360           120                114                 360               354            1/1/2006       12/1/2015
  112       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
  113       Actual/360            60                 57                 360               360            4/5/2006        3/5/2011
  114       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  115       Actual/360           120                117                 360               357            4/5/2006        3/5/2016
------------------------------------------------------------------------------------------------------------------------------------
  116         30/360             120                115                  0                 0             2/1/2006        1/1/2016
  117       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  118       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
  119       Actual/360           120                118                 360               360            5/5/2006        4/5/2016
  120       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  121       Actual/360           120                117                 360               357            4/5/2006        3/5/2016
  122       Actual/360           120                116                 360               356            3/1/2006        2/1/2016
  123       Actual/360           120                117                 360               360            4/1/2006        3/1/2016
  124       Actual/360            60                 55                 240               235            2/1/2006        1/1/2011
  125       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  126       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  127       Actual/360           120                119                 300               300            6/1/2006        5/1/2016
  128       Actual/360           120                118                 360               360            5/3/2006        4/3/2016
  129       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  130       Actual/360           120                118                 240               238            5/5/2006        4/5/2016
------------------------------------------------------------------------------------------------------------------------------------
  131       Actual/360           120                119                 420               419            6/1/2006        5/1/2016
  132       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
  133       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
  134       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
  135       Actual/360           120                118                  0                 0             5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  136       Actual/360           120                118                  0                 0             5/1/2006        4/1/2016
  137       Actual/360           104                103                 360               359            6/1/2006        1/1/2015
  138       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
  139       Actual/360           120                117                 300               297            4/1/2006        3/1/2016
  140       Actual/360           120                120                 324               324            7/1/2006        6/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  141       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  142       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  143       Actual/360           120                116                 360               360            3/1/2006        2/1/2016
  144       Actual/360            60                 58                 360               358            5/1/2006        4/1/2011
  145       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  146       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  147       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  148       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  149       Actual/360           120                119                 360               360            6/5/2006        5/5/2016
  150       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  151       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  152       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  153       Actual/360           120                119                 300               299            6/1/2006        5/1/2016
  154       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  155       Actual/360           120                118                 240               238            5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  156       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  157       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  158       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  159       Actual/360           120                119                 360               360            6/5/2006        5/5/2016
  160       Actual/360           120                118                 360               358            5/5/2006        4/5/2016
------------------------------------------------------------------------------------------------------------------------------------
 160-a
 160-b
  161       Actual/360            60                 58                 360               358            5/1/2006        4/1/2011
  162       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  163       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  164       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
  165       Actual/360           120                118                  0                 0             5/1/2006        4/1/2016
  166       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
  167       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  168       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  169       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
  170       Actual/360           120                116                 360               356            3/1/2006        2/1/2016
  171       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  172       Actual/360           120                115                 360               355            2/1/2006        1/1/2016
  173       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  174       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  175       Actual/360           120                115                 360               355            2/1/2006        1/1/2016
  176       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
  177       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  178       Actual/360           120                119                 240               239            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  179       Actual/360           120                118                 360               358            5/3/2006        4/3/2016
  180       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  181       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
  182       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  183       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  184       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  185       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  186       Actual/360           120                118                 324               322            5/1/2006        4/1/2016
  187       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  188       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  189       Actual/360           120                119                 360               359            6/3/2006        5/3/2016
  190       Actual/360           120                118                 240               238            5/1/2006        4/1/2016
  191       Actual/360            60                 58                 360               360            5/1/2006        4/1/2011
  192       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
  193       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  194       Actual/360           120                119                 300               299            6/1/2006        5/1/2016
  195       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  196       Actual/360           120                118                 348               348            5/1/2006        4/1/2016
  197       Actual/360           120                119                 300               299            6/1/2006        5/1/2016
  198       Actual/360           120                120                 300               300            7/1/2006        6/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  199       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
  200       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  201       Actual/360           120                118                 240               238            5/1/2006        4/1/2016
  202       Actual/360           120                118                 360               360            5/1/2006        4/1/2016
  203       Actual/360           120                119                 360               360            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  204       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  205       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
  206       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
  207       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  208       Actual/360           120                119                 360               359            6/1/2006        5/1/2016
------------------------------------------------------------------------------------------------------------------------------------
  209       Actual/360           120                118                 360               358            5/1/2006        4/1/2016
  210       Actual/360           120                118                  0                 0             5/1/2006        4/1/2016
  211       Actual/360           120                117                 360               357            4/1/2006        3/1/2016
  212       Actual/360           120                119                 300               299            6/1/2006        5/1/2016
  213       Actual/360           120                120                 360               360            7/1/2006        6/1/2016
------------------------------------------------------------------------------------------------------------------------------------

                    ANNUAL             MONTHLY                MONTHLY           REMAINING
                     DEBT                DEBT               DEBT SERVICE       INTEREST ONLY
   ID           SERVICE($)(4)(5)   SERVICE($)(4)(5)      AFTER IO($)(4)(5)     PERIOD (MOS.)       LOCKBOX     LOCKBOX TYPE
------------------------------------------------------------------------------------------------------------------------------------

   1               8,857,954          738,162.86             896,707.37              34              Yes       Hard
   2               8,859,488          738,290.65             893,491.07              60              Yes       Hard
   3               5,170,504          430,875.32             521,540.57              21              Yes       Hard
   4               2,925,881          243,823.38                    NAP              120             Yes       Springing Hard
  4-a
--------------------------------------------------------------------------------------------------------------------------------
  4-b
  4-c
  4-d
  4-e
   5               2,790,552          232,545.98             272,115.72              59              Yes       Springing Hard
--------------------------------------------------------------------------------------------------------------------------------
   6               2,674,918          222,909.81             262,625.11              46              Yes       Hard
   7               2,159,695          179,974.57             214,675.62              34              No        NAP
  7-a
  7-b
  7-c
--------------------------------------------------------------------------------------------------------------------------------
  7-d
  7-e
   8               2,275,851          189,654.21                    NAP                              No        NAP
   9               1,995,345          166,278.75             192,643.58              23              No        NAP
  9-a
--------------------------------------------------------------------------------------------------------------------------------
  9-b
  9-c
  9-d
   10              1,816,208          151,350.63             181,033.88              58              Yes       Hard
   11              1,702,208          141,850.66             169,201.01              34              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  11-a
  11-b
  11-c
  11-d
  11-e
--------------------------------------------------------------------------------------------------------------------------------
   12              1,319,200          109,933.33                    NAP              81              No        NAP
   13              1,615,809          134,650.78             160,190.05              23              Yes       Hard
   14              1,307,108          108,925.67                    NAP              81              No        NAP
   15              1,270,200          105,850.00             132,083.29               6              No        NAP
   16              1,352,528          112,710.65             134,953.19              58              Yes       Springing Hard
--------------------------------------------------------------------------------------------------------------------------------
   17              1,239,175          103,264.58             123,485.73              59              Yes       Hard
   18              1,585,881          132,156.76                    NAP                              Yes       Hard
  18-a
  18-b
  18-c
--------------------------------------------------------------------------------------------------------------------------------
  18-d
  18-e
   19              1,130,066           94,172.13             115,587.73              57              Yes       Hard
   20              1,169,871           97,489.22             117,724.89              33              Yes       Hard
   21              1,224,129          102,010.74             119,535.64              59              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   22              1,092,202           91,016.81             109,472.96              59              Yes       Springing Hard
   23              1,437,394          119,782.82                    NAP                              No        NAP
   24                983,310           81,942.50             100,940.75              58              Yes       Soft, Springing Hard
   25              1,214,851          101,237.62                    NAP                              No        NAP
   26              1,172,669           97,722.40                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   27                681,979           56,831.60              66,228.72              60              Yes       Springing Hard
   28                379,700           31,641.66              36,774.73              60              Yes       Springing Hard
   29                946,704           78,891.96              95,337.80              58              Yes       Hard
   30                973,972           81,164.34              97,045.54              22              Yes       Hard
   31              1,147,897           95,658.06                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   32              1,065,615           88,801.27                    NAP                              Yes       Hard
   33                871,792           72,649.36              86,283.34              21              No        NAP
   34              1,033,381           86,115.08                    NAP                              No        NAP
   35                804,570           67,047.46              81,194.26              21              Yes       Hard
   36                797,690           66,474.15              80,380.08              59              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   37                789,609           65,800.71              85,886.97              24              No        NAP
   38                818,513           68,209.38              85,379.66              22              Yes       Hard
   39                731,521           60,960.07              74,220.91              23              No        NAP
   40                930,290           77,524.16                    NAP                              Yes       Springing Hard
   41                731,673           60,972.74              73,678.18              10              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   42                940,888           78,407.32                    NAP                              Yes       Springing Hard
   43                713,955           59,496.27              71,584.23              22              No        NAP
   44                681,120           56,760.03              69,431.23              31              Yes       Hard
   45                679,095           56,591.26                    NAP              57              Yes       Springing Hard
   46                715,116           59,593.01              69,830.77              11              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   47                660,538           55,044.87              66,163.43              34              No        NAP
   48                640,318           53,359.87              68,778.54              36              No        NAP
   49                571,141           47,595.06                    NAP              117             No        NAP
   50                713,823           59,485.28                    NAP                              No        NAP
   51                689,362           57,446.84                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  51-a
  51-b
   52                677,018           56,418.20                    NAP                              No        NAP
   53                574,692           47,891.04              56,539.18              60              No        NAP
   54                659,092           54,924.33                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   55                535,414           44,617.87              53,630.27              23              No        NAP
   56                658,359           54,863.25                    NAP                              No        NAP
   57                635,182           52,931.83                    NAP                              No        NAP
   58                627,517           52,293.09                    NAP                              No        NAP
   59                494,221           41,185.08                    NAP              116             No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   60                500,795           41,732.91              50,546.92               3              No        NAP
   61                496,983           41,415.25              50,242.95              59              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   62                513,372           42,781.04              51,158.38              34              Yes       Springing Hard
   63                637,387           53,115.55                    NAP                              Yes       Hard
   64                727,865           60,655.43                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   65                604,215           50,351.28                    NAP                              Yes       Hard
   66                551,556           45,962.96              55,982.22              23              Yes       Springing Hard
   67                625,116           52,092.96                    NAP                              No        NAP
   68                477,955           39,829.61              48,286.22              59              No        NAP
   69                576,230           48,019.13                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   70                559,075           46,589.59                    NAP                              No        NAP
   71                461,522           38,460.19              46,381.35              22              No        NAP
   72                657,829           54,819.12                    NAP                              Yes       Springing Hard
   73                650,000           54,166.64                    NAP                              Yes       Springing Hard
   74                549,906           45,825.48                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   75                542,356           45,196.37                    NAP                              No        NAP
   76                449,193           37,432.78              45,172.42              59              No        NAP
   77                543,664           45,305.35                    NAP                              No        NAP
   78                554,658           46,221.47                    NAP                              Yes       Springing Hard
   79                420,890           35,074.15                    NAP              116             No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   80                426,594           35,549.48              43,103.23              32              No        NAP
  80-a
  80-b
   81                441,802           36,816.84              44,054.25              12              No        NAP
   82                441,042           36,753.47              44,006.48              24              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   83                435,649           36,304.07              43,341.89              46              Yes       Hard
   84                509,122           42,426.83                    NAP                              No        NAP
   85                516,229           43,019.10                    NAP                              No        NAP
   86                497,061           41,421.79                    NAP                              Yes       Springing Hard
  86-a
--------------------------------------------------------------------------------------------------------------------------------
  86-b
   87                407,294           33,941.20              41,041.47              22              Yes       Springing Hard
   88                446,745           37,228.73              43,408.06              23              Yes       Springing Hard
   89                392,476           32,706.37              39,877.09              21              Yes       Hard
   90                389,637           32,469.79              39,701.32              58              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   91                509,578           42,464.86                    NAP                              No        NAP
   92                533,537           44,461.44                    NAP                              No        NAP
   93                405,758           33,813.19              40,485.96              11              No        NAP
   94                374,711           31,225.95                    NAP              115             No        NAP
   95                488,725           40,727.09                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
   96                510,671           42,555.95                    NAP                              Yes       Springing Hard
   97                485,091           40,424.29                    NAP                              No        NAP
   98                474,191           39,515.88                    NAP                              No        NAP
   99                463,290           38,607.46                    NAP                              No        NAP
  100                360,255           30,021.25              36,326.04              10              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  101                364,088           30,340.63              36,565.23              10              No        NAP
  102                353,150           29,429.18                    NAP              116             Yes       Springing Hard
  103                362,909           30,242.40              38,490.42              19              Yes       Springing Hard
  104                427,537           35,628.09                    NAP                              No        NAP
  105                329,675           27,472.92                    NAP              117             Yes       Springing Hard
--------------------------------------------------------------------------------------------------------------------------------
  106                420,687           35,057.29                    NAP                              No        NAP
  107                332,272           27,689.31              33,924.43              58              No        NAP
  108                424,758           35,396.46                    NAP                              No        NAP
  109                420,367           35,030.62                    NAP                              No        NAP
  110                239,498           19,958.19                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  111                158,437           13,203.11                    NAP                              No        NAP
  112                395,285           32,940.39                    NAP                              No        NAP
  113                331,238           27,603.13              32,763.42               9              Yes       Springing Hard
  114                372,673           31,056.07                    NAP                              No        NAP
  115                379,725           31,643.74                    NAP                              Yes       Hard
--------------------------------------------------------------------------------------------------------------------------------
  116                288,036           24,003.04                    NAP              115             No        NAP
  117                372,830           31,069.16                    NAP                              No        NAP
  118                298,357           24,863.09              29,827.04              11              No        NAP
  119                294,535           24,544.56              29,369.50              34              No        NAP
  120                350,525           29,210.41                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  121                338,794           28,232.80                    NAP                              No        NAP
  122                352,816           29,401.36                    NAP                              No        NAP
  123                276,913           23,076.11              27,828.81              21              No        NAP
  124                413,314           34,442.80                    NAP                              No        NAP
  125                328,490           27,374.20                    NAP                              Yes       Springing Hard
--------------------------------------------------------------------------------------------------------------------------------
  126                303,014           25,251.15                    NAP                              No        NAP
  127                253,896           21,158.00              27,355.70              23              No        NAP
  128                248,504           20,708.68              24,957.22              22              No        NAP
  129                293,801           24,483.39                    NAP                              No        NAP
  130                347,550           28,962.48                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  131                292,052           24,337.66                    NAP                              No        NAP
  132                293,919           24,493.28                    NAP                              No        NAP
  133                261,139           21,761.60              25,329.80              23              No        NAP
  134                249,612           20,801.00              24,445.02              35              No        NAP
  135                225,083           18,756.94                    NAP              118             No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  136                225,083           18,756.94                    NAP              118             No        NAP
  137                274,651           22,887.55                    NAP                              Yes       Springing Hard
  138                285,013           23,751.06                    NAP                              Yes       Springing Hard
  139                306,542           25,545.14                    NAP                              No        NAP
  140                296,794           24,732.81                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  141                283,542           23,628.54                    NAP                              No        NAP
  142                275,197           22,933.06                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  143                201,301           16,775.10              20,698.18              20              Yes       Springing Hard
  144                279,209           23,267.41                    NAP                              No        NAP
  145                260,445           21,703.79                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  146                257,845           21,487.12                    NAP                              No        NAP
  147                262,559           21,879.95                    NAP                              Yes       Springing Hard
  148                259,969           21,664.05                    NAP                              No        NAP
  149                212,211           17,684.25              20,769.22              11              No        NAP
  150                239,471           19,955.90                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  151                234,995           19,582.88                    NAP                              No        NAP
  152                234,452           19,537.66                    NAP                              No        NAP
  153                262,516           21,876.30                    NAP                              Yes       Springing Hard
  154                224,022           18,668.49                    NAP                              No        NAP
  155                273,120           22,759.96                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  156                220,749           18,395.78                    NAP                              No        NAP
  157                216,861           18,071.73                    NAP                              Yes       Springing Hard
  158                211,037           17,586.42                    NAP                              No        NAP
  159                179,458           14,954.86              17,794.10              23              No        NAP
  160                209,172           17,431.03                    NAP                              Yes       Springing Hard
--------------------------------------------------------------------------------------------------------------------------------
 160-a
 160-b
  161                215,066           17,922.20                    NAP                              No        NAP
  162                185,858           15,488.16                    NAP                              No        NAP
  163                187,662           15,638.50                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  164                153,873           12,822.74              15,187.78              34              No        NAP
  165                141,285           11,773.78                    NAP              118             No        NAP
  166                144,479           12,039.93              14,510.01              34              No        NAP
  167                188,438           15,703.18                    NAP                              No        NAP
  168                182,186           15,182.18                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  169                173,550           14,462.52                    NAP                              No        NAP
  170                178,517           14,876.44                    NAP                              No        NAP
  171                168,985           14,082.07                    NAP                              No        NAP
  172                176,765           14,730.42                    NAP                              No        NAP
  173                166,003           13,833.62                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  174                165,843           13,820.21                    NAP                              No        NAP
  175                155,594           12,966.13                    NAP                              No        NAP
  176                164,615           13,717.94                    NAP                              No        NAP
  177                154,399           12,866.57                    NAP                              No        NAP
  178                187,315           15,609.56                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  179                151,711           12,642.59                    NAP                              No        NAP
  180                150,646           12,553.84                    NAP                              No        NAP
  181                118,983            9,915.21              11,832.16              34              No        NAP
  182                149,180           12,431.65                    NAP                              No        NAP
  183                148,710           12,392.50                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  184                144,201           12,016.74                    NAP                              No        NAP
  185                142,583           11,881.90                    NAP                              Yes       Springing Hard
  186                132,908           11,075.64                    NAP                              No        NAP
  187                133,946           11,162.19                    NAP                              No        NAP
  188                134,544           11,212.01                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  189                129,364           10,780.34                    NAP                              No        NAP
  190                152,762           12,730.16                    NAP                              No        NAP
  191                114,239            9,519.91              11,052.55              22              No        NAP
  192                107,861            8,988.43              10,560.05              23              Yes       Soft, Springing Hard
  193                121,915           10,159.59                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  194                133,063           11,088.61                    NAP                              No        NAP
  195                122,571           10,214.23                    NAP                              No        NAP
  196                 99,895            8,324.62              10,076.15              10              No        NAP
  197                131,250           10,937.51                    NAP                              No        NAP
  198                125,997           10,499.72                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  199                115,732            9,644.30                    NAP                              No        NAP
  200                111,876            9,323.01                    NAP                              No        NAP
  201                132,078           11,006.54                    NAP                              No        NAP
  202                 88,208            7,350.69               8,801.30              34              No        NAP
  203                 95,052            7,921.01               9,235.76              23              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  204                108,612            9,051.04                    NAP                              No        NAP
  205                104,755            8,729.60                    NAP                              No        NAP
  206                 98,468            8,205.63                    NAP                              No        NAP
  207                 98,068            8,172.33                    NAP                              No        NAP
  208                 91,565            7,630.39                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------
  209                 89,135            7,427.94                    NAP                              No        NAP
  210                 65,420            5,451.68                    NAP              118             No        NAP
  211                 72,100            6,008.37                    NAP                              No        NAP
  212                 73,993            6,166.07                    NAP                              Yes       Springing Hard
  213                 59,860            4,988.34                    NAP                              No        NAP
--------------------------------------------------------------------------------------------------------------------------------

              ARD         CROSSED                           DSCR
             LOAN           WITH                       AFTER INITIAL         GRACE          PAYMENT            APPRAISED
   ID        (Y/N)      OTHER LOANS    DSCR (X) (5)    IO PERIOD (X)     PERIOD (DAYS)       DATE               VALUE ($) (6)
---------------------------------------------------------------------------------------------------------------------------------

   1          No                           1.51             1.24               0              5th            195,800,000
   2          No                           1.99             1.64               0              5th            350,000,000
   3          No                           1.40             1.16               0              5th            115,000,000
   4          No                           1.40             NAP                5              1st             62,700,000
  4-a                                                                                                         18,000,000
---------------------------------------------------------------------------------------------------------------------------------
  4-b                                                                                                         15,000,000
  4-c                                                                                                         12,900,000
  4-d                                                                                                         10,500,000
  4-e                                                                                                          6,300,000
   5          No                           1.46             1.25               5              1st             57,500,000
---------------------------------------------------------------------------------------------------------------------------------
   6          No                           1.57             1.33               5              1st             60,000,000
   7          No                           1.41             1.18               0              5th             45,700,000
  7-a                                                                                                         16,400,000
  7-b                                                                                                         11,300,000
  7-c                                                                                                          7,500,000
---------------------------------------------------------------------------------------------------------------------------------
  7-d                                                                                                          6,000,000
  7-e                                                                                                          4,500,000
   8          No                           1.20             NAP                0              5th             45,700,000
   9          Yes                          1.39             1.20               0              1st             39,590,000
  9-a                                                                                                         21,000,000
---------------------------------------------------------------------------------------------------------------------------------
  9-b                                                                                                          9,800,000
  9-c                                                                                                          5,690,000
  9-d                                                                                                          3,100,000
   10         No                           1.46             1.22               5              1st             44,000,000
   11         No                           1.42             1.19               0              5th             37,200,000
---------------------------------------------------------------------------------------------------------------------------------
  11-a                                                                                                        13,100,000
  11-b                                                                                                         7,800,000
  11-c                                                                                                         7,000,000
  11-d                                                                                                         5,000,000
  11-e                                                                                                         4,300,000
---------------------------------------------------------------------------------------------------------------------------------
   12         No                           2.24             NAP                0              1st             49,150,000
   13         No                           1.36             1.14               0              5th             44,000,000
   14         No                           2.34             NAP                0              1st             49,000,000
   15         No                           1.51             1.21               0              5th             30,300,000
   16         Yes                          1.46             1.22               0              5th             32,500,000
---------------------------------------------------------------------------------------------------------------------------------
   17         No                           1.43             1.20               0              1st             28,700,000
   18         No                           1.72             NAP                0              1st             33,100,000
  18-a                                                                                                         9,300,000
  18-b                                                                                                         7,100,000
  18-c                                                                                                         6,000,000
---------------------------------------------------------------------------------------------------------------------------------
  18-d                                                                                                         5,700,000
  18-e                                                                                                         5,000,000
   19         No                           1.51             1.23               0              1st             25,600,000
   20         Yes                          1.56             1.29               5              1st             27,800,000
   21         No                           1.45             1.24               0              1st             26,560,000
---------------------------------------------------------------------------------------------------------------------------------
   22         No                           1.41             1.18               5              1st             29,000,000
   23         Yes                          1.23             NAP                0              1st             26,750,000
   24         No                           1.69             1.37               0              1st             24,850,000
   25         No                           1.61             NAP                0              1st             27,900,000
   26         No                           1.66             NAP                0              5th             30,000,000
---------------------------------------------------------------------------------------------------------------------------------
   27         Yes        Crossed A         1.40             1.20               5              1st             15,000,000
   28         Yes        Crossed A         1.40             1.20               5              1st              7,930,000
   29         No                           1.90             1.57               5              1st             30,000,000
   30         No                           1.45             1.21               5              1st             23,200,000
   31         No                           1.37             NAP                5              1st             22,500,000
---------------------------------------------------------------------------------------------------------------------------------
   32         Yes                          1.20             NAP                0              5th             21,000,000
   33         No                           1.37             1.16               0              1st             22,700,000
   34         No                           1.74             NAP                5              1st             21,200,000
   35         No                           1.46             1.21               5              1st             19,100,000
   36         No                           1.45             1.20               0              5th             17,600,000
---------------------------------------------------------------------------------------------------------------------------------
   37         No                           1.20             NAP                0              1st             18,900,000
   38         Yes                          1.71             1.36               5              1st             19,600,000
   39         No                           1.65             1.35               0              5th             18,800,000
   40         No                           1.84             NAP                0              1st             18,200,000
   41         No                           1.62             1.34               5              1st             17,850,000
---------------------------------------------------------------------------------------------------------------------------------
   42         Yes                          1.20             NAP                0              5th             16,800,000
   43         No                           1.52             1.26               5              1st             16,000,000
   44         No                           1.70             1.39               5              1st             16,700,000
   45         Yes                          1.84             NAP                0              1st             19,150,000
   46         No                           1.44             1.23               7              1st             18,280,000
---------------------------------------------------------------------------------------------------------------------------------
   47         No                           1.42             1.18               0              5th             19,200,000
   48         No                           1.42             1.10               0              1st             13,800,000
   49         Yes                          1.43             NAP                5              1st             13,130,000
   50         No                           1.27             NAP                0              5th             14,500,000
   51         No                           1.15             NAP                0              1st             12,800,000
---------------------------------------------------------------------------------------------------------------------------------
  51-a                                                                                                        10,000,000
  51-b                                                                                                         2,800,000
   52         No                           1.21             NAP                0              5th             11,970,000
   53         No                           1.57             1.33               0              3rd             16,300,000
   54         No                           1.40             NAP                5              1st             15,100,000
---------------------------------------------------------------------------------------------------------------------------------
   55         No                           1.52             1.26               0              5th             14,200,000
   56         No                           1.20             NAP                5              1st             12,100,000
   57         No                           1.21             NAP                0              5th             13,050,000
   58         No                           1.21             NAP                0              5th             11,250,000
   59         Yes                          1.48             NAP                5              1st             11,970,000
---------------------------------------------------------------------------------------------------------------------------------
   60         Yes                          1.53             1.26               0              1st             14,400,000
   61         No                           1.69             1.40               5              1st             13,300,000
---------------------------------------------------------------------------------------------------------------------------------
   62         Yes                          1.44             1.20               5              1st             11,100,000
   63         No                           1.36             NAP                0              5th             13,200,000
   64         No                           1.40             NAP                5              1st             12,800,000
---------------------------------------------------------------------------------------------------------------------------------
   65         Yes                          1.21             NAP                0              5th             13,550,000
   66         Yes                          1.72             1.41               5              1st             12,400,000
   67         No                           1.86             NAP                5              1st             12,700,000
   68         No                           1.70             1.40               5              1st             12,680,000
   69         No                           1.23             NAP                5              1st             10,300,000
---------------------------------------------------------------------------------------------------------------------------------
   70         No                           1.29             NAP                0              1st             10,100,000
   71         No                           1.47             1.22               0              5th             10,700,000
   72         No                           1.58             NAP                5              1st             11,100,000
   73         No                           1.44             NAP                5              1st             13,100,000
   74         No                           1.31             NAP                0              1st             11,200,000
---------------------------------------------------------------------------------------------------------------------------------
   75         No                           1.26             NAP                5              1st             13,100,000
   76         No                           1.46             1.21               0              5th             11,350,000
   77         No                           1.20             NAP                2              1st             10,800,000
   78         Yes                          1.21             NAP                5              1st             10,450,000
   79         Yes                          1.49             NAP                5              1st             10,150,000
---------------------------------------------------------------------------------------------------------------------------------
   80         No                           1.66             1.37               5              1st             13,840,000
  80-a                                                                                                        10,750,000
  80-b                                                                                                         3,090,000
   81         No                           1.70             1.42               0              1st             10,700,000
   82         No                           1.48             1.23               5              1st              9,400,000
---------------------------------------------------------------------------------------------------------------------------------
   83         No                           1.47             1.23               5              1st              9,500,000
   84         No                           1.20             NAP                5              1st             10,900,000
   85         No                           1.20             NAP                5              1st             10,000,000
   86         No                           1.55             NAP                5              1st             10,420,000
  86-a                                                                                                         5,650,000
---------------------------------------------------------------------------------------------------------------------------------
  86-b                                                                                                         4,770,000
   87         No                           1.48             1.22               5              1st             10,000,000
   88         No                           1.82             1.56               5              1st              9,600,000
   89         No                           1.49             1.23               0              5th              9,000,000
   90         No                           1.78             1.45               0              5th             13,400,000
---------------------------------------------------------------------------------------------------------------------------------
   91         No                           1.31             NAP                5              1st              9,110,000
   92         No                           1.55             NAP                5              1st              8,900,000
   93         No                           1.45             1.21               0              3rd              8,700,000
   94         Yes                          1.45             NAP                5              1st              9,030,000
   95         No                           1.89             NAP                5              1st              9,900,000
---------------------------------------------------------------------------------------------------------------------------------
   96         No                           1.90             NAP                0              1st             10,800,000
   97         No                           1.65             NAP                5              1st              9,700,000
   98         No                           1.64             NAP                5              1st              9,800,000
   99         No                           1.56             NAP                5              1st              9,100,000
  100         No                           1.77             1.47               0              3rd              8,700,000
---------------------------------------------------------------------------------------------------------------------------------
  101         No                           1.53             1.27               0              1st              8,100,000
  102         No                           2.12             NAP                5              1st             10,200,000
  103         Yes                          2.05             1.61               5              1st              9,600,000
  104         No                           1.42             NAP                5              1st              7,810,000
  105         Yes                          2.31             NAP                0              5th             12,500,000
---------------------------------------------------------------------------------------------------------------------------------
  106         No                           1.21             NAP                0              5th              7,940,000
  107         No                           1.59             1.30               5              1st              8,300,000
  108         No                           1.32             NAP                0              1st              8,100,000
  109         No                           1.40             NAP                5              1st              8,480,000
  110         No         Crossed B         1.51             NAP                0              1st              5,410,000
---------------------------------------------------------------------------------------------------------------------------------
  111         No         Crossed B         1.51             NAP                0              1st              3,620,000
  112         No                           1.28             NAP                5              1st              7,600,000
  113         Yes                          1.51             1.27               0              5th              6,900,000
  114         No                           1.81             NAP                5              1st             11,700,000
  115         Yes                          1.30             NAP                0              5th              8,500,000
---------------------------------------------------------------------------------------------------------------------------------
  116         Yes                          1.49             NAP                5              1st              7,010,000
  117         No                           1.26             NAP                5              1st              7,600,000
  118         No                           1.53             1.28               3              1st              7,175,000
  119         No                           1.89             1.58               0              5th              9,400,000
  120         No                           1.20             NAP                0              1st              6,250,000
---------------------------------------------------------------------------------------------------------------------------------
  121         No                           1.50             NAP                0              5th              7,900,000
  122         No                           1.41             NAP                0              1st              6,870,000
  123         No                           1.49             1.23               5              1st              6,800,000
  124         No                           2.05             NAP                5              1st              9,200,000
  125         No                           1.24             NAP                5              1st              7,530,000
---------------------------------------------------------------------------------------------------------------------------------
  126         No                           1.51             NAP                5              1st              7,200,000
  127         No                           1.90             1.47               0              1st              6,400,000
  128         No                           1.84             1.52               0              3rd              8,200,000
  129         No                           1.27             NAP                0              1st              6,100,000
  130         No                           1.11             NAP                0              5th              6,000,000
---------------------------------------------------------------------------------------------------------------------------------
  131         No                           1.23             NAP                0              1st              5,300,000
  132         No                           1.37             NAP                0              1st              5,870,000
  133         No                           1.45             1.25               5              1st              5,900,000
  134         No                           1.46             1.24               5              1st              6,210,000
  135         No                           2.88             NAP                0              1st             10,100,000
---------------------------------------------------------------------------------------------------------------------------------
  136         No                           2.13             NAP                0              1st              8,500,000
  137         Yes                          1.27             NAP                5              1st              6,600,000
  138         No                           1.35             NAP                5              1st              6,825,000
  139         No                           1.69             NAP                5              1st              5,400,000
  140         No                           1.27             NAP                5              1st              5,065,000
---------------------------------------------------------------------------------------------------------------------------------
  141         No                           1.20             NAP                5              1st              4,900,000
  142         No                           1.59             NAP                0              1st              6,800,000
---------------------------------------------------------------------------------------------------------------------------------
  143         No                           1.62             1.31               5              1st              4,700,000
  144         No                           1.23             NAP                5              1st              6,200,000
  145         No                           1.38             NAP                0              1st              7,000,000
---------------------------------------------------------------------------------------------------------------------------------
  146         No                           1.27             NAP                0              1st              5,025,000
  147         No                           1.38             NAP                5              1st              6,100,000
  148         No                           1.36             NAP                5              1st              5,750,000
  149         No                           1.40             1.20               0              5th              4,735,000
  150         No                           1.26             NAP                0              1st              4,650,000
---------------------------------------------------------------------------------------------------------------------------------
  151         No                           1.32             NAP                0              1st              4,520,000
  152         No                           1.27             NAP                5              1st              4,950,000
  153         Yes                          1.62             NAP                5              1st              5,400,000
  154         No                           1.37             NAP                0              1st              4,650,000
  155         No                           1.28             NAP                5              1st              4,300,000
---------------------------------------------------------------------------------------------------------------------------------
  156         No                           1.25             NAP                0              1st              5,100,000
  157         Yes                          1.50             NAP                5              1st              5,330,000
  158         No                           1.33             NAP                0              1st              4,100,000
  159         No                           1.43             1.20               0              5th              3,970,000
  160         Yes                          2.25             NAP                0              5th              7,600,000
---------------------------------------------------------------------------------------------------------------------------------
 160-a                                                                                                         3,900,000
 160-b                                                                                                         3,700,000
  161         No                           1.27             NAP                5              1st              4,900,000
  162         No                           1.27             NAP                0              1st              4,000,000
  163         No                           1.43             NAP                5              1st              4,180,000
---------------------------------------------------------------------------------------------------------------------------------
  164         No                           1.74             1.47               5              1st              3,630,000
  165         No                           1.85             NAP                5              1st              3,850,000
  166         No                           1.84             1.52               5              1st              4,065,000
  167         No                           1.30             NAP                5              1st              3,800,000
  168         No                           1.32             NAP                5              1st              3,930,000
---------------------------------------------------------------------------------------------------------------------------------
  169         No                           1.70             NAP                0              1st              4,000,000
  170         No                           1.26             NAP                5              1st              3,100,000
  171         No                           1.39             NAP                5              1st              5,600,000
  172         No                           1.54             NAP                5              1st              3,510,000
  173         No                           1.57             NAP                0              1st              4,100,000
---------------------------------------------------------------------------------------------------------------------------------
  174         No                           1.33             NAP                5              1st              3,300,000
  175         No                           1.20             NAP                5              1st              3,000,000
  176         No                           1.56             NAP                5              1st              4,000,000
  177         No                           1.89             NAP                0              1st              5,100,000
  178         No                           1.53             NAP                0              1st              5,700,000
---------------------------------------------------------------------------------------------------------------------------------
  179         No                           1.44             NAP                0              3rd              3,100,000
  180         No                           1.37             NAP                5              1st              3,030,000
  181         No                           1.48             1.24               5              1st              2,750,000
  182         No                           1.28             NAP                5              1st              2,700,000
  183         No                           1.23             NAP                0              1st              2,500,000
---------------------------------------------------------------------------------------------------------------------------------
  184         No                           1.54             NAP                0              1st              3,300,000
  185         Yes                          1.34             NAP                5              1st              2,700,000
  186         No                           1.34             NAP                0              1st              2,500,000
  187         No                           1.30             NAP                5              1st              2,400,000
  188         No                           1.20             NAP                5              1st              2,250,000
---------------------------------------------------------------------------------------------------------------------------------
  189         No                           1.23             NAP                0              3rd              2,780,000
  190         No                           1.29             NAP                0              1st              3,100,000
  191         No                           1.54             1.32               5              1st              2,300,000
  192         No                           1.41             1.20               5              1st              2,600,000
  193         No                           1.36             NAP                0              1st              2,700,000
---------------------------------------------------------------------------------------------------------------------------------
  194         No                           1.24             NAP                0              1st              2,350,000
  195         No                           1.40             NAP                0              1st              2,700,000
  196         No                           1.49             1.23               0              1st              2,250,000
  197         No                           1.38             NAP                5              1st              2,300,000
  198         No                           1.83             NAP                5              1st              2,600,000
---------------------------------------------------------------------------------------------------------------------------------
  199         No                           1.37             NAP                5              1st              2,400,000
  200         No                           1.23             NAP                0              1st              2,040,000
  201         No                           1.33             NAP                0              1st              2,800,000
  202         No                           2.30             1.92               0              1st              3,820,000
  203         No                           2.33             2.00               5              1st              2,755,000
---------------------------------------------------------------------------------------------------------------------------------
  204         No                           1.30             NAP                5              1st              1,880,000
  205         No                           1.72             NAP                5              1st              2,700,000
  206         No                           1.47             NAP                5              1st              2,460,000
  207         No                           1.34             NAP                5              1st              1,825,000
  208         No                           1.20             NAP                5              1st              2,600,000
---------------------------------------------------------------------------------------------------------------------------------
  209         No                           1.29             NAP                5              1st              1,725,000
  210         No                           2.81             NAP                0              1st              3,100,000
  211         No                           1.28             NAP                5              1st              1,825,000
  212         No                           1.57             NAP                5              1st              1,700,000
  213         No                           2.28             NAP                5              1st              2,100,000
---------------------------------------------------------------------------------------------------------------------------------

                               CUT-OFF              LTV
             APPRAISAL         DATE LTV           RATIO AT
   ID      AS-OF DATE (6)     RATIO (6)     MATURITY OR ARD (6)   ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

   1         2/20/2006          79.9%              71.7%          3195 28th Street SE
   2          5/1/2006          44.3%              41.3%          1675 Broadway
   3         1/13/2006          78.7%              69.3%          440-490 State Route 211 East
   4          Various           75.0%              75.0%          Various
  4-a        2/14/2006                                            5900 Broken Sound Parkway
------------------------------------------------------------------------------------------------------------------------------------
  4-b        2/14/2006                                            6000 Broken Sound Parkway
  4-c        2/21/2006                                            990 South Rogers Circle
  4-d        2/14/2006                                            6100 NW Broken Sound Parkway
  4-e        2/17/2006                                            2150 SW 10th Street
   5          3/9/2006          77.4%              72.7%          6600 - 6868 France Avenue South
------------------------------------------------------------------------------------------------------------------------------------
   6         12/1/2005          72.5%              66.9%          1301 East 9th Street
   7         1/23/2006          79.5%              71.8%          Various
  7-a        1/23/2006                                            3875 Embassy Parkway
  7-b        1/23/2006                                            3700 Embassy Parkway
  7-c        1/23/2006                                            4040 Embassy Parkway
------------------------------------------------------------------------------------------------------------------------------------
  7-d        1/18/2006                                            3560 West Market Office
  7-e        1/23/2006                                            3500 Embassy Parkway
   8         12/1/2005          72.1%              60.7%          3251 Wall Boulevard
   9          Various           78.0%              74.5%          Various
  9-a         3/2/2006                                            11825-11995 Starcrest
------------------------------------------------------------------------------------------------------------------------------------
  9-b         3/2/2006                                            7 & 11 Leigh Fisher, 25 Butterfield Trails & 15 Zane Grey
  9-c         3/9/2006                                            3700 & 3701 Ursula
  9-d         3/2/2006                                            4950 Avenida Creel
   10         2/3/2006          70.0%              65.4%          5370 Stone Mountain Highway
   11         Various           77.0%              69.5%          Various
------------------------------------------------------------------------------------------------------------------------------------
  11-a       1/23/2006                                            3925 Embassy Parkway
  11-b       1/23/2006                                            4000 Embassy Parkway
  11-c       1/23/2006                                            3737 Embassy Parkway
  11-d       1/23/2006                                            3770 Embassy Parkway
  11-e       1/18/2006                                            5399 Lauby Road
------------------------------------------------------------------------------------------------------------------------------------
   12        1/20/2006          55.3%              55.3%          13600 Baltimore Avenue
   13        3/31/2006          61.4%              59.2%          6312 South Fiddlers Green Circle
   14         1/1/2006          54.7%              54.7%          20 Ash Brook Road
   15        9/13/2005          79.2%              67.4%          9019-9041 North Deerwood Drive and 9000-9151 North Deerbrook Trail
   16        2/17/2006          70.8%              69.1%          3312 North Berkeley Lake Road
------------------------------------------------------------------------------------------------------------------------------------
   17        3/17/2006          73.2%              68.4%          38 W, 195 W and 217 W. Lancaster Avenue
   18         1/1/2006          63.1%              48.9%          Various
  18-a        1/1/2006                                            416 S. Independence Blvd
  18-b        1/1/2006                                            6785 Fairfield Business Center Drive
  18-c        1/1/2006                                            7021 Tara Blvd
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  18-d        1/1/2006                                            6067 Buford Highway
  18-e        1/1/2006                                            540 Pressley Road
   19        1/17/2006          80.1%              74.5%          I-189 at U.S. Route 7
   20        10/1/2005          73.2%              65.8%          One Scott Way
   21         3/1/2006          73.8%              69.3%          9500-9622 Roberts Road & 8051 & 8069 95th Street
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   22         4/3/2006          64.8%              60.5%          SEC Rancho Santa Fe Rd & Camino De Los Coches
   23        2/17/2006          68.7%              53.7%          1314 Douglas Street
   24        12/2/2005          72.4%              67.3%          15000  West Airport
   25        12/21/2005         62.7%              52.8%          19801 South Santa Fe Avenue
   26        11/29/2005         58.2%              48.6%          10057-10137 Adamo Drive
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   27         3/7/2006          72.7%              68.4%          2020  West State Highway 114
   28         3/7/2006          72.7%              68.4%          2040 West State Hwy 114
   29         2/1/2006          55.0%              51.3%          29-35 9th Avenue
   30         1/3/2006          71.1%              62.9%          3003 Highland Avenue
   31        1/27/2006          68.8%              59.0%          2141 Central Park Avenue
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   32         1/4/2006          72.9%              61.4%          3730-3740 Crenshaw Boulevard
   33        1/13/2006          63.9%              56.6%          7901 East Lowry Boulevard
   34        12/19/2005         67.1%              60.9%          717 South Highway 101
   35        12/28/2005         73.8%              65.0%          2226-2450 North Richmond Road
   36         3/8/2006          79.1%              73.8%          1 Russett Lane
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   37        3/16/2006          73.6%              65.6%          2501 165th Street
   38        1/23/2006          68.9%              58.3%          85 Glastonbury Blvd.
   39        2/17/2006          69.1%              60.8%          2000 Lincoln Way
   40         4/1/2006          71.3%              60.6%          19324 Alderwood Mall Parkway
   41        11/9/2006          71.4%              61.6%          8550, 8410, 8400 Datapoint Dr.
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   42        10/1/2005          75.3%              64.6%          2000 44th Street Southwest
   43         1/9/2006          76.9%              67.8%          9821 & 9822 Fallard Court
   44        12/1/2006          73.4%              65.7%          9 Finderne Avenue
   45        11/23/2005         62.8%              62.8%          4827& 4887 S Wadsworth Way
   46         2/9/2006          62.6%              59.7%          2580 Senter Road
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   47        12/28/2005         59.1%              53.2%          1200 Clay Street
   48         1/1/2007          78.8%              67.4%          111 North Washington Street
   49        12/1/2005          75.0%              75.0%          5150 Center Street
   50        2/28/2006          65.5%              56.3%          500 Woodlake Drive
   51         Various           74.2%              63.2%          Various
------------------------------------------------------------------------------------------------------------------------------------
  51-a       3/27/2006                                            3939 East Camelback Road
  51-b       3/22/2006                                            825 - 851 West University Drive
   52         4/1/2006          78.5%              66.8%          940 N Central Avenue
   53        3/28/2006          57.7%              54.0%          67 North Dobson Road
   54        3/22/2006          61.3%              51.9%          2901-2961 West MacArthur Boulevard
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   55        1/17/2006          64.8%              57.2%          6565 McCallum Boulevard
   56        2/17/2006          76.0%              64.5%          1300 Virginia Drive
   57        1/27/2006          69.5%              58.8%          7400 East Golf Links Road
   58        12/27/2005         79.8%              67.4%          7102 Highway 70 South
   59        12/1/2005          74.7%              74.7%          3870 Highway D
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   60        12/6/2005          62.0%              51.9%          770 East El Camino Real
   61        3/15/2006          65.8%              61.3%          5160 Vineland Avenue
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   62        1/17/2006          78.4%              70.7%          3041-3135 Mechanicsville Turnpike
   63         2/9/2006          65.8%              56.3%          870 Duane Avenue
   64         4/1/2006          67.1%              46.4%          1015 Paul Bunyan Drive S
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   65         1/6/2006          63.3%              53.6%          9312 Rosecrans Ave; 14301-14379 Clark Ave
   66        3/14/2006          68.5%              58.6%          835 Upper Union Street
   67         2/8/2006          66.8%              60.8%          9310 Kearny Mesa Road
   68        3/16/2006          66.2%              61.7%          9245-9465 South Broadway
   69        3/31/2006          79.1%              67.1%          6605-6655 Crain Highway
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   70        10/3/2005          79.8%              67.3%          899 Dogwood Avenue
   71        1/20/2006          74.8%              65.9%          9616 Micron Avenue
   72         1/1/2006          72.1%              57.2%          8955 Lakota Drive West
   73        3/16/2006          61.0%              48.3%          14619 Potomac Mills Road
   74         3/1/2006          71.3%              59.9%          51375 Gratiot Avenue and 23 Mile & Gratiot Avenue
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   75         2/8/2006          60.4%              50.7%          1102-1110 8th Avenue
   76        3/20/2006          68.7%              64.1%          340-10 West Duarte Road
   77        10/14/2005         71.6%              60.6%          2240 & 2340 W. University Drive
   78        2/24/2006          73.2%              62.4%          7945 Orion Avenue
   79        12/1/2005          75.0%              75.0%          201 West 10th Avenue
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   80         Various           54.2%              48.7%          Various
  80-a       12/3/2005                                            40356 Murrieta Hot Springs Road
  80-b       12/8/2005                                            6522-6552 Bolsa Avenue
   81         4/1/2006          70.1%              60.6%          869 Lynnhaven Parkway
   82        3/28/2006          79.8%              70.5%          1366 Tappahannock Boulevard
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   83        1/26/2006          77.4%              71.1%          15020 Shady Grove Road
   84         3/2/2006          67.4%              56.7%          600 North Humboldt Avenue
   85         1/5/2006          72.8%              61.8%          1805 Oates Drive
   86         1/5/2006          69.1%              58.2%          Various
  86-a        1/5/2006                                            1207 West McDermott Drive
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  86-b        1/5/2006                                            6805 Colleyville Boulevard
   87         2/2/2006          71.1%              62.6%          3500-3520 Thomas Road
   88        3/16/2006          73.4%              65.6%          2436 Gum Road
   89         1/1/2006          77.8%              68.3%          4824-4870 1st Avenue East
   90        1/13/2006          52.2%              48.6%          3000 Windy Hill Road
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   91         3/7/2006          76.8%              65.5%          1935 Lor Ray Drive and 2101 E, 2101 Excalibur Road
   92        11/18/2005         78.3%              60.8%          11800 108th Street
   93         2/9/2006          79.3%              68.6%          7670 North Oakbrook Drive
   94        11/30/2005         75.0%              75.0%          410 North Ankeny Boulevard
   95        12/21/2005         67.8%              61.6%          350 West Montgomery Avenue
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   96        12/1/2005          61.9%              48.0%          12000 Collegiate Way
   97        12/19/2005         68.7%              62.4%          3330 Rosecrans Street
   98        12/20/2005         66.5%              60.4%          4540 Mission Bay Drive
   99        12/20/2005         69.9%              63.5%          133 Encinitas Blvd.
  100         4/1/2006          72.4%              62.4%          285 Columbiana Drive
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  101        2/23/2006          77.8%              67.1%          101 Lewis Drive
  102         1/5/2006          61.3%              61.3%          6901 Riverport Drive
  103        11/27/2005         64.8%              54.4%          2140 Motel Drive
  104        11/21/2005         79.0%              66.7%          4700-4950 Research Drive
  105        12/15/2005         49.4%              49.4%          615-829 SW Keck Drive
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  106         3/1/2006          76.7%              64.5%          4562-4587, 22563-22935 Newport Lane
  107        1/19/2006          72.3%              67.2%          21 Timpany Blvd
  108        1/11/2006          73.9%              62.7%          37100 Six Mile Road
  109         2/7/2006          67.7%              57.9%          15701 N. Reems Rd
  110        11/2/2005          62.5%              53.1%          4500 and 4512 Andrews Street
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  111        11/2/2005          62.5%              53.1%          5075 Cameron Street
  112        1/18/2006          74.3%              62.8%          1830 Scenic Highway
  113        1/10/2006          79.7%              75.8%          2736 Meadow Church Road
  114         3/1/2006          47.0%              39.3%          152-286 W. Foothill Blvd.
  115         1/4/2006          64.5%              54.4%          6907-6915 & 6933 La Tijera Blvd.
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  116        12/1/2005          75.0%              75.0%          2181 Logan Avenue
  117        10/17/2005         69.0%              58.5%          481 Remainder Estate Chocolate Hole
  118         3/7/2006          71.1%              61.4%          51 South Main Avenue
  119        1/24/2006          53.2%              48.0%          316 Cornelia Street
  120        2/28/2006          79.8%              67.5%          1305 Veterans Parkway
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  121        12/18/2005         63.1%              52.9%          2165 West Rugby Avenue
  122        12/1/2005          72.5%              61.5%          1337 Taylor Farm Road
  123         2/1/2006          70.6%              62.2%          100 Tamal Plaza
  124        9/28/2005          51.1%              44.3%          7411 North Oracle Rd.
  125        2/17/2006          62.3%              52.6%          399 Exterior Street
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  126        1/26/2006          61.0%              51.3%          1266 Furnace Brook Parkway
  127        3/16/2006          67.8%              56.2%          2960 Old Hickory Blvd.
  128        2/14/2006          52.4%              46.2%          269 Mt. Hermon Road
  129        5/15/2006          68.8%              58.1%          1305 N. Casaloma Drive
  130        1/10/2006          69.7%              45.3%          1100 Yverdon Drive
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  131         5/1/2006          78.5%              70.9%          7001 and 7017 Forest Hills Avenue
  132        3/28/2006          70.3%              59.6%          13915 North Dysart Road
  133        11/29/2005         69.5%              62.1%          4811-4815, 4831-4841, 4921-4945 W. Craig Road
  134        10/31/2005         64.9%              58.9%          4401 Broadway Boulevard
  135         3/8/2006          39.6%              39.6%          3 Hillside Avenue
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  136         3/8/2006          47.1%              47.1%          414 Highland Avenue
  137        2/23/2006          60.5%              52.5%          740 Calle Plano
  138        1/11/2006          58.4%              49.7%          1560 Sycamore Avenue
  139        11/3/2005          73.8%              57.4%          1004 Treetops Boulevard
  140        3/31/2006          77.8%              63.1%          4800 S. Hwy 41
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  141        12/6/2005          79.9%              68.1%          302A - 310F North 16th Street & 1703 Fremont Drive
  142        2/17/2006          57.4%              48.5%          8955 Wake Fern Drive
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  143        12/29/2005         78.7%              68.9%          295 Worth Avenue
  144        11/1/2005          54.7%              51.4%          1240 Sherman Avenue
  145        2/28/2006          52.4%              44.4%          1440-1460 Ethan Way
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  146        2/22/2006          72.9%              61.7%          3141 East Beardsley Road
  147         4/1/2006          58.6%              50.1%          7941 Winchester Road
  148        2/23/2006          60.8%              52.2%          3800 Russell Street and 1220 & 1132 SW Higgins Ave
  149         3/2/2006          72.2%              63.0%          201 South Interstate Highway 45
  150        3/14/2006          72.0%              61.1%          1615-1625 Grand Ave Pkwy
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  151        1/27/2006          73.8%              62.4%          7814 Ranch Road 620 N
  152        1/11/2006          65.6%              55.9%          500-508 W. Broadway
  153        3/13/2006          59.7%              47.3%          171 Faunce Corner Road
  154         3/1/2006          69.1%              58.3%          25150 Bernwood Drive
  155         2/9/2006          74.1%              48.9%          670 East Pine Log Road
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  156        2/24/2006          61.2%              51.8%          2958 Niles Street
  157         3/7/2006          57.4%              48.6%          2828 Campus Parkway
  158        2/14/2006          74.2%              62.5%          24611 Production Circle
  159        2/28/2006          75.6%              66.9%          412 S. 13th Street & 1344 Locust Street
  160        1/20/2006          39.4%              33.3%          Various
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 160-a       1/20/2006                                            834 W. Market Street
 160-b       1/20/2006                                            16803 Lorain Avenue
  161        11/1/2005          54.0%              50.7%          1945 Loring Place South
  162        3/13/2006          64.9%              55.2%          54 N. Central Avenue
  163        2/15/2006          62.1%              52.9%          1411 West Texas Street
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  164        1/24/2006          70.0%              63.3%          6859-6885 Mesa Ridge Parkway
  165        1/26/2006          64.9%              64.9%          1300 Post Road East
  166        2/21/2006          61.5%              55.3%          1260 Holm Road & 1304 Scott Street
  167        2/14/2006          65.7%              56.6%          942 Simpson Terrace
  168         2/9/2006          63.5%              54.2%          3275 Coach Lane
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  169        11/1/2005          62.3%              52.6%          5800 Lovell Avenue
  170        12/20/2005         80.3%              68.4%          8300 Egan Drive
  171        12/1/2005          42.8%              36.2%          3330-3390 E. 7th St. and 665-681 Redondo Ave.
  172        10/20/2005         68.1%              58.5%          7412 South 900 East
  173        3/14/2006          57.3%              48.5%          5860 Columbia Pike
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  174         2/9/2006          70.2%              59.7%          635, 639, 651 Bridge Street
  175         8/9/2005          73.8%              62.5%          5-49 Central Street
  176        3/13/2006          55.0%              47.2%          12401 Middlebrook Road
  177        2/13/2006          43.1%              36.4%          10000 University Boulevard
  178        2/16/2006          38.5%              25.3%          505 Jefferson Road
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  179         2/1/2006          69.2%              58.6%          145 Windhill Road and 110-B Sunbelt Blvd
  180        6/16/2006          68.0%              58.1%          2310 East Expressway 83
  181        2/15/2006          72.9%              65.8%          3121 Speedway
  182        1/26/2006          74.0%              63.6%          19301 and 19341 East US Highway 40
  183         4/3/2006          79.9%              68.6%          8818 W Broad Street
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  184        2/22/2006          60.5%              51.5%          3402 Mars Court
  185        1/19/2006          71.7%              61.4%          1777 Conestoga Street
  186        1/11/2006          74.8%              59.7%          3205 SE 192nd Ave
  187        2/10/2006          76.5%              65.4%          8801 South 1st Street
  188        3/17/2006          79.9%              68.7%          5285 Manchester Drive
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  189        2/17/2006          64.7%              55.0%          10223 Sepulveda Boulevard
  190         3/1/2006          57.8%              38.1%          1735 U.S. Route 9
  191         2/8/2006          77.4%              74.8%          4400 Blalock Rd.
  192         2/2/2006          66.9%              59.6%          188 Post Road West
  193         3/1/2006          62.9%              53.5%          43-15  43-27 33rd Street
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  194        3/10/2006          72.3%              56.5%          2 Connecticut Drive South
  195        2/22/2006          62.8%              53.5%          3502 Mars Way
  196        2/15/2006          75.1%              64.2%          2106 North Forbes Boulevard
  197        2/16/2006          73.0%              57.0%          7016 Weimer Road
  198        3/24/2006          62.5%              48.6%          901 Wabash Ave.
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  199        10/7/2005          66.5%              56.8%          3310 & 3342 South Sandhill Road
  200         3/9/2006          76.2%              64.8%          10 Putnam Pike (Route 44)
  201         2/2/2006          55.1%              36.4%          350 Pleasant Valley Road
  202        2/13/2006          39.3%              35.4%          2101 E. Cooley Drive
  203        2/22/2006          54.4%              48.6%          1404 Route 9-D
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  204        2/23/2006          78.1%              66.9%          1020 36th Street SW
  205        3/15/2006          51.9%              44.5%          15420 Old Columbia Pike
  206         5/1/2006          56.9%              48.1%          1530-1566 Blackbird Lane, 1658-1694 Duck Drive
  207         2/2/2006          73.3%              62.7%          1172 Gannon Drive
  208        3/13/2006          47.1%              40.5%          503 32nd Street
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  209        12/27/2005         68.9%              59.3%          125 S. Bridge St.
  210         3/8/2006          36.8%              36.8%          424 River Drive
  211        12/15/2005         54.6%              46.6%          13633 Crenshaw Boulevard
  212        2/13/2006          55.2%              43.2%          13134 West Ida Avenue
  213        3/15/2006          38.1%              32.7%          20-36 Vital Way
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                                                                                                                   NET    UNITS
                                                                    YEAR               YEAR          RENTABLE AREA SF/     OF
   ID    CITY                   STATE         ZIP CODE             BUILT             RENOVATED        UNITS/ROOMS/PADS   MEASURE
-----------------------------------------------------------------------------------------------------------------------------------

   1     Grand Rapids            MI            49512                1968               2006                    397,897    Sq Ft
   2     New York                NY            10019                1989                NAP                    761,092    Sq Ft
   3     Middletown              NY            10940                1971               2002                    765,390    Sq Ft
   4     Various                 FL           Various             Various               NAP                    369,444    Sq Ft
  4-a    Boca Raton              FL            33487                2001                NAP                     73,191    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  4-b    Boca Raton              FL            33487                2001                NAP                     72,763    Sq Ft
  4-c    Boca Raton              FL            33487                1987                NAP                    122,390    Sq Ft
  4-d    Boca Raton              FL            33487                1999                NAP                     66,100    Sq Ft
  4-e    Deerfield Beach         FL            33442                2002                NAP                     35,000    Sq Ft
   5     Edina                   MN            55435          1967-1974, 1991           NAP                    448,299    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   6     Cleveland               OH            44114                1964          1987/2003-2005               703,205    Sq Ft
   7     Fairlawn                OH            44333              Various               NAP                    304,416    Sq Ft
  7-a    Fairlawn                OH            44333                1990                NAP                     95,638    Sq Ft
  7-b    Fairlawn                OH            44333                2000                NAP                     78,985    Sq Ft
  7-c    Fairlawn                OH            44333                1992                NAP                     50,556    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  7-d    Fairlawn                OH            44333                1985                NAP                     49,560    Sq Ft
  7-e    Fairlawn                OH            44333                1995                NAP                     29,677    Sq Ft
   8     Gretna                  LA            70056                2004                NAP                        280    Units
   9     Various               Various        Various             Various               NAP                    750,732    Sq Ft
  9-a    San Antonio             TX            78247             1983-1984              NAP                    303,331    Sq Ft
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  9-b    El Paso                 TX            79906                1983                NAP                    263,106    Sq Ft
  9-c    McAllen                 TX            78503          1992, 1994, 2005          NAP                    114,295    Sq Ft
  9-d    Santa Teresa            NM            88008                2003                NAP                     70,000    Sq Ft
   10    Stone Mountain          GA            30087                1991                NAP                    336,663    Sq Ft
   11    Various                 OH           Various             Various               NAP                    222,509    Sq Ft
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  11-a   Fairlawn                OH            44333                1987                NAP                     61,999    Sq Ft
  11-b   Fairlawn                OH            44333                1988                NAP                     56,082    Sq Ft
  11-c   Fairlawn                OH            44333                1998                NAP                     41,962    Sq Ft
  11-d   Fairlawn                OH            44333                1999                NAP                     33,528    Sq Ft
  11-e   Green                   OH            44720                1989                NAP                     28,938    Sq Ft
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   12    Laurel                  MD            20707                2005                NAP                    139,662    Sq Ft
   13    Greenwood Village       CO            80111                1985                NAP                    259,118    Sq Ft
   14    Keene                   NH            06431             2003-2005              NAP                    189,389    Sq Ft
   15    Brown Deer              WI            53223                1982                NAP                    593,479    Sq Ft
   16    Duluth                  GA            30096                1969               2005                  1,054,500    Sq Ft
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   17    Ardmore                 PA            19003          1921, 1972, 2001         2003                     62,876    Sq Ft
   18    Various               Various        Various             Various             Various                      672    Rooms
  18-a   Virginia Beach          VA            23452                1997               2005                        139    Rooms
  18-b   Fairfield               OH            45014                1997                NAP                        132    Rooms
  18-c   Jonesboro               GA            30236                1996                NAP                        139    Rooms
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  18-d   Norcross                GA            30071                1989               2002                        129    Rooms
  18-e   Charlotte               NC            28217                1997               2003                        133    Rooms
   19    South Burlington        VT            05401                2003                NAP                    101,784    Sq Ft
   20    Lester                  PA            19029             1971, 1980             NAP                    445,896    Sq Ft
   21    Hickory Hills           IL            60457                1985                NAP                    199,737    Sq Ft
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   22    Carlsbad                CA            92009                2005                NAP                     66,948    Sq Ft
   23    Omaha                   NE            68102                1981                NAP                    383,666    Sq Ft
   24    Sugar Land              TX            77478                2004                NAP                        288    Units
   25    Rancho Dominguez        CA            90221             1964/1965             1999                    356,642    Sq Ft
   26    Brandon                 FL            33619                1985               1987                    293,544    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   27    Grapevine               TX            76051                2002                NAP                     61,569    Sq Ft
   28    Grapevine               TX            76051                2001                NAP                     16,219    Sq Ft
   29    New York                NY            10014                1910              2001-3                    66,000    Sq Ft
   30    National City           CA            91950                1965               1998                    121,227    Sq Ft
   31    Yonkers                 NY            10710             2002-2003              NAP                     53,812    Sq Ft
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   32    Los Angeles             CA            90016                2006                NAP                     64,235    Sq Ft
   33    Denver                  CO            80230                2000                NAP                    135,499    Sq Ft
   34    Solana Beach            CA            92075                1990               2004                        115    Rooms
   35    McHenry                 IL            60050                2001                NAP                     91,227    Sq Ft
   36    Middletown              CT            06457                1973               2005                        198    Units
-----------------------------------------------------------------------------------------------------------------------------------
   37    Hammond                 IN            46320             1958/1971             1996                    752,802    Sq Ft
   38    Glastonbury             CT            06033                2003                NAP                        150    Rooms
   39    Massillon               OH            44646                2006                NAP                    108,726    Sq Ft
   40    Lynnwood                WA            98036                1998               2006                        151    Rooms
   41    San Antonio             TX            78229             1972/1976           2002-2005                 134,529    Sq Ft
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   42    Fargo                   ND            58103                2002                NAP                    119,494    Sq Ft
   43    Upper Marlboro          MD            20772             1994/1997              NAP                    207,000    Sq Ft
   44    Bridgewater             NJ            08807                1941                NAP                    316,182    Sq Ft
   45    Denver                  CO            80123                1991                NAP                    198,477    Sq Ft
   46    San Jose                CA            95111                1973                NAP                        182     Pads
-----------------------------------------------------------------------------------------------------------------------------------
   47    Oakland                 CA            94612                1992                NAP                     79,937    Sq Ft
   48    Green Bay               WI            54301             2004/2005              NAP                     76,521    Sq Ft
   49    Omaha                   NE            68106                2005                NAP                     67,986    Sq Ft
   50    Chesapeake              VA            23320                1989                NAP                    132,208    Sq Ft
   51    Various                 AZ           Various             Various               NAP                     48,479    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  51-a   Phoenix                 AZ            85018                1953                NAP                     37,111    Sq Ft
  51-b   Tempe                   AZ            85281             1981/2004              NAP                     11,368    Sq Ft
   52    Wood Dale               IL            60191                1986               1990                    169,584    Sq Ft
   53    Mesa                    AZ            85201                2000                NAP                     82,003    Sq Ft
   54    Santa Ana               CA            92704                1990                NAP                     96,166    Sq Ft
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   55    Dallas                  TX            75252                1983               2003                        361    Units
   56    Fort Washington         PA            19034                1983             1994/1998                 104,171    Sq Ft
   57    Tucson                  AZ            85730                1985                NAP                        360    Units
   58    Nashville               TN            37221                1974               2004                     71,286    Sq Ft
   59    Osage Beach             MO            65049                2005                NAP                     88,879    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   60    Sunnyvale               CA            94087                2005                NAP                     22,839    Sq Ft
   61    North Hollywood         CA            91601                1993                NAP                     30,300    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   62    Richmond                VA            23223                1989                NAP                    112,280    Sq Ft
   63    Santa Clara             CA            95054                2000                NAP                     30,000    Sq Ft
   64    Bemidji                 MN            56601                2004                NAP                        100    Rooms
-----------------------------------------------------------------------------------------------------------------------------------
   65    Bellflower              CA            90706                1973               1988                     70,351    Sq Ft
   66    Franklin                MA            02038                1999                NAP                        100    Rooms
   67    San Diego               CA            92126                1983               2005                        105    Rooms
   68    Highlands Ranch         CO            80126                1997                NAP                     39,003    Sq Ft
   69    La Plata                MD            20646                1972          2001/2002-2005                79,187    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   70    Lemoore                 CA            93245                2005                NAP                        120    Units
   71    Sacramento              CA            95827                1984               2006                     70,120    Sq Ft
   72    West Chester            OH            45069                2003                NAP                        117    Rooms
   73    Woodbridge              VA            22192                1988               2000                        172    Rooms
   74    Chesterfield Township   MI            48051             2002/2006              NAP                     67,284    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   75    Seattle                 WA            98101                1928                NAP                        194    Units
   76    Monrovia                CA            91016                1986               2005                         76    Units
   77    Mesa                    AZ            85201                1977                NAP                        285    Units
   78    Van Nuys                CA            91406                2005                NAP                     95,177    Sq Ft
   79    Milan                   IL            61264                2005                NAP                     69,999    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   80    Various                 CA           Various             Various               NAP                     56,596    Sq Ft
  80-a   Murrieta                CA            92563                1990                NAP                     36,900    Sq Ft
  80-b   Huntington Beach        CA            92647                1970                NAP                     19,696    Sq Ft
   81    Virginia Beach          VA            23452             1977, 2006             NAP                     38,757    Sq Ft
   82    Tappahannock            VA            22560             1970/2004           1999-2000                 113,829    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   83    Rockville               MD            20850                1988               2004                     41,943    Sq Ft
   84    Willows                 CA            95988                1985               2003                        180    Units
   85    Mesquite                TX            75150                1983               2002                        280    Units
   86    Various                 TX           Various             Various               NAP                     41,350    Sq Ft
  86-a   Allen                   TX            75013                2004                NAP                     21,162    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  86-b   Colleyville             TX            76034                2000                NAP                     20,188    Sq Ft
   87    Santa Clara             CA            95054                1973                NAP                    113,120    Sq Ft
   88    Chesapeake              VA            23321                2004                NAP                         90    Rooms
   89    Cedar Rapids            IA            52402                2000                NAP                     43,544    Sq Ft
   90    Marietta                GA            30067                1980                NAP                     75,421    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
   91    North Mankato           MN            56003             1971/1999              NAP                        416     Pads
   92    Kenosha                 WI            53158                1998                NAP                        120    Rooms
   93    Reynoldsburg            OH            43068                1989                NAP                        181    Units
   94    Ankeny                  IA            50021           1992/1995/2005          2005                     84,600    Sq Ft
   95    Porterville             CA            93257                1992               2006                        115    Rooms
-----------------------------------------------------------------------------------------------------------------------------------
   96    Orlando                 FL            32817                1997               2005                        123    Rooms
   97    San Diego               CA            92110                1971               2005                         98    Rooms
   98    San Diego               CA            92109                1987             2002-2005                     117    Rooms
   99    Encinitas               CA            92024                1985               2002                        124    Rooms
  100    Columbia                SC            29212                2005                NAP                     32,890    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  101    Millersville            TN            37072             1996-2005              NAP                        191    Units
  102    Louisville              KY            40258                1985               1993                    322,065    Sq Ft
  103    Bethlehem               PA            18018                1997                NAP                        103    Rooms
  104    San Antonio             TX            78240                1984                NAP                     98,828    Sq Ft
  105    McMinnville             OR            97128                2004                NAP                     74,313    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  106    Warrensville Heights    OH            44128                2005                NAP                         72    Units
  107    Gardner                 MA            01440                1963               1980s                    42,293    Sq Ft
  108    Livonia                 MI            48152                1985                NAP                     37,927    Sq Ft
  109    Surprise                AZ            85374             2004/2006              NAP                    109,125    Sq Ft
  110    North Las Vegas         NV            89081                1984                NAP                     89,821    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  111    Las Vegas               NV            89118                1999                NAP                     29,940    Sq Ft
  112    Snellville              GA            30078                2003                NAP                     18,950    Sq Ft
  113    Duluth                  GA            30097                2004                NAP                     47,683    Sq Ft
  114    Rialto                  CA            92376                1966                NAP                    102,788    Sq Ft
  115    Los Angeles             CA            90045                1954               2004                     25,002    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  116    Waterloo                IA            50703                2004                NAP                     44,496    Sq Ft
  117    No. 11 Cruz Bay Quarter VI            00831             2005-2006              NAP                         36    Units
  118    Clearwater              FL            33765                1973             2004-2005                  71,179    Sq Ft
  119    Plattsburgh             NY            12901                1971               1996                    143,826    Sq Ft
  120    Clarksville             IN            47129                2004                NAP                     26,250    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  121    College Park            GA            30337                1972               2005                        140    Units
  122    Virginia Beach          VA            23456                2005                NAP                     90,000    Sq Ft
  123    Corte Madera            CA            94925                1978                NAP                     21,548    Sq Ft
  124    Tucson                  AZ            85704                1987               2001                        156    Rooms
  125    Bronx                   NY            10451                1989                NAP                    117,948    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  126    Quincy                  MA            02169             1891/1984             1984                     44,997    Sq Ft
  127    Nashville               TN            37221                2002                NAP                     57,190    Sq Ft
  128    Scotts Valley           CA            95066                1984                NAP                     44,036    Sq Ft
  129    Grand Chute             WI            54913                2006                NAP                     14,820    Sq Ft
  130    Camp Hill               PA            17011                2002                NAP                         66    Units
-----------------------------------------------------------------------------------------------------------------------------------
  131    Richmond                VA            23225                2006                NAP                     17,211    Sq Ft
  132    El Mirage               AZ            85335                2005                NAP                     20,130    Sq Ft
  133    Las Vegas               NV            89130                1993                NAP                     21,003    Sq Ft
  134    Sacramento              CA            95817                1999                NAP                     51,083    Sq Ft
  135    Rockaway                NJ            07866             1976-1979           1998-2002                     107    Units
-----------------------------------------------------------------------------------------------------------------------------------
  136    Clifton                 NJ            07011                1986                NAP                         95    Units
  137    Camarillo               CA            93012                1977                NAP                     97,440    Sq Ft
  138    Hercules                CA            94547                2004                NAP                     12,114    Sq Ft
  139    Flowood                 MS            39232                2001                NAP                         53    Rooms
  140    Terre Haute             IN            47802             2002-2006              NAP                     43,260    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  141    Canon City              CO            81212                1979                NAP                     78,153    Sq Ft
  142    Bonita Springs          FL            34135                2002                NAP                     30,019    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  143    Stafford                VA            22556                2001                NAP                     23,942    Sq Ft
  144    Bronx                   NY            10456                1927               2005                         58    Units
  145    Sacramento              CA            95825          1979, 1980, 1991         1991                     35,559    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  146    Phoenix                 AZ            85050                2005                NAP                     25,953    Sq Ft
  147    Memphis                 TN            38125                2006                NAP                     30,601    Sq Ft
  148    Missoula                MT            59801           2000/2004-2005           NAP                     24,713    Sq Ft
  149    Ennis                   TX            75119                1979               2004                     44,841    Sq Ft
  150    Pflugerville            TX            78660                2006                NAP                     19,517    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  151    Austin                  TX            78726             2005/2006              NAP                     15,410    Sq Ft
  152    Glendale                CA            91204                1964               1990                     12,250    Sq Ft
  153    Dartmouth               MA            02747                1986                NAP                         84    Rooms
  154    Bonita Springs          FL            34135                2003                NAP                     38,525    Sq Ft
  155    Aiken                   SC            29803          1978, 1997, 2000          NAP                     89,638    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  156    Bakersfield             CA            93306                1956               2005                     26,162    Sq Ft
  157    Riverside               CA            92507                1994                NAP                     25,044    Sq Ft
  158    Bonita Springs          FL            34135                2003                NAP                     15,500    Sq Ft
  159    Indiana                 PA            15701                1994                NAP                         65    Units
  160    Various                 OH           Various             Various               NAP                     27,000    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
 160-a   Akron                   OH            44303                1994                NAP                     13,500    Sq Ft
 160-b   Cleveland               OH            44111                1994                NAP                     13,500    Sq Ft
  161    Bronx                   NY            10453                1927                NAP                         42    Units
  162    Campbell                CA            95008                2001                NAP                     12,785    Sq Ft
  163    Fairfield               CA            94533                2000                NAP                     53,200    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  164    Fountain                CO            80817                2001                NAP                     17,227    Sq Ft
  165    Westport                CT            06880             1950, 1985             NAP                     10,700    Sq Ft
  166    Petaluma                CA            94954             1973/1983             2005                     34,472    Sq Ft
  167    Bedford Hills           TX            76021                1980                NAP                         84    Units
  168    Cameron Park            CA            95682                2005                NAP                     10,437    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  169    Fort Worth              TX            76107                1967               2002                     25,000    Sq Ft
  170    Savage                  MN            55378                2005                NAP                     10,000    Sq Ft
  171    Long Beach              CA            90804                2005                NAP                      8,372    Sq Ft
  172    Midvale                 UT            84047                1985               2004                     66,470    Sq Ft
  173    Falls Church            VA            22041                2005                NAP                      8,465    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  174    Owatonna                MN            55060                2004                NAP                     13,435    Sq Ft
  175    Winchendon              MA            01475                1960               1995                     30,272    Sq Ft
  176    Germantown              MD            20874                1984                NAP                     32,648    Sq Ft
  177    Orlando                 FL            32817                1988                NAP                     27,275    Sq Ft
  178    Secaucus                NJ            07094        1962-63,1972-73,1981       1998                     52,120    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  179    Columbia                SC            29203             1998, 2005             NAP                     61,500    Sq Ft
  180    Mission                 TX            78572                2005                NAP                     11,040    Sq Ft
  181    Austin                  TX            78705                1971                NAP                         32    Units
  182    Independence            MO            64055                2005                NAP                     10,972    Sq Ft
  183    Richmond                VA            23294                1985                NAP                     12,960    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  184    Tracy                   CA            95377                2003                NAP                     29,880    Sq Ft
  185    Boulder                 CO            80301                1980                NAP                     22,941    Sq Ft
  186    Vancouver               WA            98683                2005                NAP                      7,580    Sq Ft
  187    Austin                  TX            78748                1985                NAP                     45,561    Sq Ft
  188    Maple Plain             MN            55359                1988                NAP                         30    Units
-----------------------------------------------------------------------------------------------------------------------------------
  189    Mission Hills           CA            91345                2006                NAP                      4,632    Sq Ft
  190    Clifton Park            NY            12065          1987, 2005/2006          2000                     16,650    Sq Ft
  191    Houston                 TX            77041                2001                NAP                     30,268    Sq Ft
  192    Westport                CT            06880                2005                NAP                      3,175    Sq Ft
  193    Long Island City        NY            11101                1926               2003                     20,000    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  194    East Granby             CT            06026                1987                NAP                     39,140    Sq Ft
  195    Tracy                   CA            95377                2005                NAP                     25,542    Sq Ft
  196    Tucson                  AZ            85745                1980                NAP                     40,130    Sq Ft
  197    Anchorage               AK            99502                1975               2001                         30    Units
  198    Terre Haute             IN            47807                1925               2002                     21,844    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  199    Las Vegas               NV            89120                1976                NAP                     15,657    Sq Ft
  200    Johnston                RI            02919                1992             2005-2006                   6,000    Sq Ft
  201    South Windsor           CT            06074                1990         1992, 1994, 2005               71,250    Sq Ft
  202    Colton                  CA            92324                1990                NAP                     59,100    Sq Ft
  203    Wappingers Falls        NY            12590                1986             2002-2005                  36,950    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  204    Fargo                   ND            58103                1989               2001                     24,984    Sq Ft
  205    Burtonsville            MD            20866                1986                NAP                     12,000    Sq Ft
  206    Howell                  MI            48855             2005-2006              NAP                         20    Units
  207    Festus                  MO            63028                1990                NAP                     10,800    Sq Ft
  208    Newport Beach           CA            92663                1954               1992                      5,950    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
  209    Visalia                 CA            93291                2003                NAP                      7,624    Sq Ft
  210    Garfield                NJ            07026                1975                NAP                         37    Units
  211    Hawthorne               CA            90250                1979                NAP                     22,071    Sq Ft
  212    Littleton               CO            80127                2006                NAP                      6,000    Sq Ft
  213    Silver Spring           MD            20904                1985                NAP                      6,819    Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------

            CUT-OFF DATE BALANCE PER      PREPAYMENT
                   NET RENTABLE AREA      PROVISIONS                                   CMSA          CMSA
   ID            SF/UNIT/ROOM/PAD ($)     (# OF PAYMENTS) (7)                        LOAN NO.    PROPERTY NO.
---------------------------------------------------------------------------------------------------------------

   1                          393.32      LO(35)/GRTR1% or YM(84)/Open(1)                1          1-001
   2                          203.65      LO(48)/GRTR1% or YM(69)/Open(3)                2          2-001
   3                          118.24      LO(28)/Defeasance(88)/Open(4)                  3          3-001
   4                          127.22      LO(24)/Defeasance(92)/Open(4)                  4
  4-a                         127.22                                                                4-001
---------------------------------------------------------------------------------------------------------------
  4-b                         127.22                                                                4-002
  4-c                         127.22                                                                4-003
  4-d                         127.22                                                                4-004
  4-e                         127.22                                                                4-005
   5                           99.26      LO(35)/Defeasance(81)/Open(4)                  5          5-001
---------------------------------------------------------------------------------------------------------------
   6                           61.86      LO(47)/Defeasance(72)/Open(1)                  6          6-001
   7                          119.41      LO(27)/Defeasance(89)/Open(4)                  7
  7-a                         136.45                                                                7-001
  7-b                         113.95                                                                7-002
  7-c                         117.69                                                                7-003
---------------------------------------------------------------------------------------------------------------
  7-d                          96.35                                                                7-004
  7-e                         120.46                                                                7-005
   8                      117,622.19      LO(27)/Defeasance(89)/Open(4)                  8          8-001
   9                           41.15      GRTR1% or YM(70)/Open(2)                       9
  9-a                          41.15                                                                9-001
---------------------------------------------------------------------------------------------------------------
  9-b                          41.15                                                                9-002
  9-c                          41.15                                                                9-003
  9-d                          41.15                                                                9-004
   10                          91.49      LO(26)/Defeasance(93)/Open(1)                 10          10-001
   11                         128.76      LO(27)/Defeasance(89)/Open(4)                 11
---------------------------------------------------------------------------------------------------------------
  11-a                        165.33                                                                11-001
  11-b                        109.22                                                                11-002
  11-c                        130.48                                                                11-003
  11-d                        117.07                                                                11-004
  11-e                         99.35                                                                11-005
---------------------------------------------------------------------------------------------------------------
   12                         194.76      LO(15)/GRTR1% or YM(67)/Open(2)               12          12-001
   13                         104.20      LO(23)/GRTR1% or YM(32)/Open(5)               13          13-001
   14                         141.43      LO(15)/GRTR1% or YM(67)/Open(2)               14          14-001
   15                          40.44      LO(31)/Defeasance(85)/Open(4)                 15          15-001
   16                          21.81      LO(27)/GRTR1% or YM(55)/Open(2)               16          16-001
---------------------------------------------------------------------------------------------------------------
   17                         333.99      LO(25)/Defeasance(93)/Open(2)                 17          17-001
   18                      31,061.20      GRTR1% or YM(28)/Defeasance(88)/Open(4)       18
  18-a                     31,061.20                                                                18-001
  18-b                     31,061.20                                                                18-002
  18-c                     31,061.20                                                                18-003
---------------------------------------------------------------------------------------------------------------
  18-d                     31,061.20                                                                18-004
  18-e                     31,061.20                                                                18-005
   19                         201.41      LO(27)/Defeasance(90)/Open(3)                 19          19-001
   20                          45.64      LO(27)/Defeasance(91)/Open(2)                 20          20-001
   21                          98.13      LO(25)/Defeasance(93)/Open(2)                 21          21-001
---------------------------------------------------------------------------------------------------------------
   22                         280.81      LO(26)/Defeasance(90)/Open(4)                 22          22-001
   23                          47.87      LO(26)/Def/YM1%(92)/Open(2)                   23          23-001
   24                      62,500.00      LO(26)/Defeasance(93)/Open(1)                 24          24-001
   25                          49.07      LO(24)/Defeasance(92)/Open(4)                 25          25-001
   26                          59.49      LO(27)/Defeasance(89)/Open(4)                 26          26-001
---------------------------------------------------------------------------------------------------------------
   27                         214.43      LO(35)/Defeasance(81)/Open(4)                 27          27-001
   28                         214.43      GRTR1% or YM(116)/Open(4)                     28          28-001
   29                         250.00      LO(26)/Defeasance(92)/Open(2)                 29          29-001
   30                         136.11      LO(26)/Defeasance(91)/Open(3)                 30          30-001
   31                         287.82      LO(25)/Defeasance(93)/Open(2)                 31          31-001
---------------------------------------------------------------------------------------------------------------
   32                         238.19      LO(25)/Defeasance(90)/Open(5)                 32          32-001
   33                         107.01      LO(27)/Defeasance(89)/Open(4)                 33          33-001
   34                     123,690.07      LO(26)/Defeasance(57)/Open(1)                 34          34-001
   35                         154.56      LO(27)/Defeasance(91)/Open(2)                 35          35-001
   36                      70,328.28      LO(26)/Defeasance(90)/Open(4)                 36          36-001
---------------------------------------------------------------------------------------------------------------
   37                          18.47      LO(24)/Defeasance(92)/Open(4)                 37          37-001
   38                      90,000.00      LO(35)/Flex(81)/Open(4)                       38          38-001
   39                         119.57      LO(26)/Defeasance(92)/Open(2)                 39          39-001
   40                      85,933.44      LO(48)/GRTR1% or YM(68)/Open(4)               40          40-001
   41                          94.78      LO(35)/Defeasance(81)/Open(4)                 41          41-001
---------------------------------------------------------------------------------------------------------------
   42                         105.90      LO(25)/Defeasance(93)/Open(2)                 42          42-001
   43                          59.42      LO(26)/Defeasance(90)/Open(4)                 43          43-001
   44                          38.74      LO(29)/Defeasance(90)/Open(1)                 44          44-001
   45                          60.59      LO(27)/Defeasance(29)/Open(4)                 45          45-001
   46                      62,912.09      LO(33)/Defeasance(23)/Open(4)                 46          46-001
---------------------------------------------------------------------------------------------------------------
   47                         141.99      LO(27)/Defeasance(89)/Open(4)                 47          47-001
   48                         142.05      LO(24)/Defeasance(92)/Open(4)                 48          48-001
   49                         144.84      LO(27)/Defeasance(91)/Open(2)                 49          49-001
   50                          71.86      LO(49)/GRTR1% or YM(67)/Open(4)               50          50-001
   51                         195.96      LO(48)/GRTR1% or YM(67)/Open(5)               51
---------------------------------------------------------------------------------------------------------------
  51-a                        195.96                                                                51-001
  51-b                        195.96                                                                51-002
   52                          55.43      LO(25)/Defeasance(91)/Open(4)                 52          52-001
   53                         114.63      GRTR1% or YM(116)/Open(4)                     53          53-001
   54                          96.19      LO(35)/Defeasance(81)/Open(4)                 54          54-001
---------------------------------------------------------------------------------------------------------------
   55                      25,484.76      LO(26)/Defeasance(90)/Open(4)                 55          55-001
   56                          88.24      LO(35)/Defeasance(83)/Open(2)                 56          56-001
   57                      25,205.83      LO(28)/Defeasance(88)/Open(4)                 57          57-001
   58                         125.89      LO(28)/Defeasance(88)/Open(4)                 58          58-001
   59                         100.55      LO(28)/Defeasance(90)/Open(2)                 59          59-001
---------------------------------------------------------------------------------------------------------------
   60                         391.09      LO(25)/Defeasance(97)/Open(2)                 60          60-001
   61                         288.78      LO(25)/Defeasance(93)/Open(2)                 61          61-001
---------------------------------------------------------------------------------------------------------------
   62                          77.48      LO(35)/Defeasance(81)/Open(4)                 62          62-001
   63                         289.49      LO(27)/GRTR1% or YM(89)/Open(4)               63          63-001
   64                      85,845.93      LO(35)/Defeasance(81)/Open(4)                 64          64-001
---------------------------------------------------------------------------------------------------------------
   65                         121.90      LO(28)/Defeasance(87)/Open(5)                 65          65-001
   66                      85,000.00      LO(35)/Flex(81)/Open(4)                       66          66-001
   67                      80,810.99      LO(26)/Defeasance(57)/Open(1)                 67          67-001
   68                         215.37      LO(25)/Defeasance(93)/Open(2)                 68          68-001
   69                         102.95      LO(35)/Defeasance(81)/Open(4)                 69          69-001
---------------------------------------------------------------------------------------------------------------
   70                      67,138.16      LO(47)/GRTR1% or YM(69)/Open(4)               70          70-001
   71                         114.09      LO(27)/Defeasance(91)/Open(2)                 71          71-001
   72                      68,376.07      LO(35)/Defeasance(81)/Open(4)                 72          72-001
   73                      46,458.24      LO(25)/Defeasance(91)/Open(4)                 73          73-001
   74                         118.66      LO(26)/Defeasance(90)/Open(4)                 74          74-001
---------------------------------------------------------------------------------------------------------------
   75                      40,812.42      LO(35)/Defeasance(81)/Open(4)                 75          75-001
   76                     102,631.58      LO(26)/Defeasance(92)/Open(2)                 76          76-001
   77                      27,133.79      LO(35)/Defeasance(81)/Open(4)                 77          77-001
   78                          80.42      LO(25)/Defeasance(91)/Open(4)                 78          78-001
   79                         108.73      LO(28)/Defeasance(90)/Open(2)                 79          79-001
---------------------------------------------------------------------------------------------------------------
   80                         132.52      LO(28)/Defeasance(91)/Open(1)                 80
  80-a                        132.52                                                                80-001
  80-b                        132.52                                                                80-002
   81                         193.51      LO(48)/GRTR1% or YM(70)/Open(2)               81          81-001
   82                          65.89      LO(35)/Defeasance(81)/Open(4)                 82          82-001
---------------------------------------------------------------------------------------------------------------
   83                         175.24      LO(26)/Defeasance(92)/Open(2)                 83          83-001
   84                      40,796.29      LO(26)/Defeasance(90)/Open(4)                 84          84-001
   85                      25,999.25      LO(28)/Defeasance(85)/Open(7)                 85          85-001
   86                         174.06      LO(28)/Defeasance(90)/Open(2)                 86
  86-a                        174.06                                                                86-001
---------------------------------------------------------------------------------------------------------------
  86-b                        174.06                                                                86-002
   87                          62.85      LO(35)/Flex(81)/Open(4)                       87          87-001
   88                      78,333.33      LO(35)/Defeasance(83)/Open(2)                 88          88-001
   89                         160.76      LO(28)/Defeasance(88)/Open(4)                 89          89-001
   90                          92.81      LO(26)/Defeasance(92)/Open(2)                 90          90-001
---------------------------------------------------------------------------------------------------------------
   91                      16,813.38      LO(35)/Defeasance(81)/Open(4)                 91          91-001
   92                      58,092.69      LO(35)/Flex(81)/Open(4)                       92          92-001
   93                      38,121.55      LO(25)/Def/YM1%(93)/Open(2)                   93          93-001
   94                          80.09      LO(29)/Defeasance(89)/Open(2)                 94          94-001
   95                      58,373.51      LO(26)/Defeasance(57)/Open(1)                 95          95-001
---------------------------------------------------------------------------------------------------------------
   96                      54,319.12      LO(26)/Defeasance(90)/Open(4)                 96          96-001
   97                      67,990.23      LO(26)/Defeasance(57)/Open(1)                 97          97-001
   98                      55,669.33      LO(26)/Defeasance(57)/Open(1)                 98          98-001
   99                      51,319.20      LO(26)/Defeasance(57)/Open(1)                 99          99-001
  100                         191.55      LO(26)/Defeasance(92)/Open(2)                 100        100-001
---------------------------------------------------------------------------------------------------------------
  101                      32,984.29      LO(48)/GRTR1% or YM(70)/Open(2)               101        101-001
  102                          19.41      LO(28)/Defeasance(91)/Open(1)                 102        102-001
  103                      60,436.89      LO(35)/Flex(81)/Open(4)                       103        103-001
  104                          62.46      LO(28)/Defeasance(91)/Open(1)                 104        104-001
  105                          83.03      LO(28)/Defeasance(88)/Open(4)                 105        105-001
---------------------------------------------------------------------------------------------------------------
  106                      84,553.33      LO(27)/Defeasance(89)/Open(4)                 106        106-001
  107                         141.87      LO(26)/Flex(89)/Open(5)                       107        107-001
  108                         157.90      LO(47)/GRTR1% or YM(68)/Open(5)               108        108-001
  109                          52.60      LO(35)/Defeasance(81)/Open(4)                 109        109-001
  110                          47.14      LO(30)/GRTR1% or YM(88)/Open(2)               110        110-001
---------------------------------------------------------------------------------------------------------------
  111                          47.14      LO(30)/GRTR1% or YM(88)/Open(2)               111        111-001
  112                         297.83      LO(27)/Defeasance(92)/Open(1)                 112        112-001
  113                         115.35      LO(28)/GRTR1% or YM(28)/Open(4)               113        113-001
  114                          53.46      LO(35)/Defeasance(81)/Open(4)                 114        114-001
  115                         219.34      LO(28)/Defeasance(87)/Open(5)                 115        115-001
---------------------------------------------------------------------------------------------------------------
  116                         118.13      LO(29)/Defeasance(89)/Open(2)                 116        116-001
  117                     145,708.58      LO(25)/Defeasance(94)/Open(1)                 117        117-001
  118                          71.65      LO(25)/Defeasance(93)/Open(2)                 118        118-001
  119                          34.76      LO(27)/Defeasance(89)/Open(4)                 119        119-001
  120                         190.11      LO(26)/GRTR1% or YM(92)/Open(2)               120        120-001
---------------------------------------------------------------------------------------------------------------
  121                      35,606.22      LO(28)/Defeasance(88)/Open(4)                 121        121-001
  122                          55.32      LO(48)/GRTR1% or YM(70)/Open(2)               122        122-001
  123                         222.76      LO(35)/Defeasance(81)/Open(4)                 123        123-001
  124                      30,126.85      LO(35)/Defeasance(21)/Open(4)                 124        124-001
  125                          39.77      LO(26)/Defeasance(93)/Open(1)                 125        125-001
---------------------------------------------------------------------------------------------------------------
  126                          97.59      LO(26)/Defeasance(92)/Open(2)                 126        126-001
  127                          75.89      LO(25)/GRTR1% or YM(93)/Open(2)               127        127-001
  128                          97.65      LO(26)/Def/YM1%(90)/Open(4)                   128        128-001
  129                         283.15      LO(25)/Defeasance(93)/Open(2)                 129        129-001
  130                      63,354.31      LO(27)/Defeasance(89)/Open(4)                 130        130-001
---------------------------------------------------------------------------------------------------------------
  131                         241.59      LO(48)/GRTR1% or YM(70)/Open(2)               131        131-001
  132                         204.92      LO(24)/GRTR1% or YM(92)/Open(4)               132        132-001
  133                         195.21      LO(25)/Defeasance(94)/Open(1)                 133        133-001
  134                          78.89      LO(25)/Defeasance(94)/Open(1)                 134        134-001
  135                      37,383.18      LO(26)/GRTR1% or YM(92)/Open(2)               135        135-001
---------------------------------------------------------------------------------------------------------------
  136                      42,105.26      LO(26)/GRTR1% or YM(92)/Open(2)               136        136-001
  137                          41.01      LO(35)/Defeasance(65)/Open(4)                 137        137-001
  138                         329.30      LO(35)/Defeasance(83)/Open(2)                 138        138-001
  139                      75,163.50      LO(27)/Defeasance(92)/Open(1)                 139        139-001
  140                          91.08      LO(35)/Defeasance(81)/Open(4)                 140        140-001
---------------------------------------------------------------------------------------------------------------
  141                          50.12      LO(35)/Flex(81)/Open(4)                       141        141-001
  142                         129.92      LO(24)/Defeasance(92)/Open(4)                 142        142-001
---------------------------------------------------------------------------------------------------------------
  143                         154.54      LO(28)/Defeasance(90)/Open(2)                 143        143-001
  144                      63,687.77      LO(26)/GRTR1% or YM(33)/Open(1)               144        144-001
  145                         103.15      LO(26)/GRTR1% or YM(92)/Open(2)               145        145-001
---------------------------------------------------------------------------------------------------------------
  146                         141.14      LO(26)/GRTR1% or YM(91)/Open(3)               146        146-001
  147                         116.90      LO(35)/Defeasance(81)/Open(4)                 147        147-001
  148                         141.52      LO(35)/Flex(81)/Open(4)                       148        148-001
  149                          76.27      LO(23)/GRTR1% or YM(93)/Open(4)               149        149-001
  150                         171.50      LO(25)/GRTR1% or YM(93)/Open(2)               150        150-001
---------------------------------------------------------------------------------------------------------------
  151                         216.39      LO(25)/GRTR1% or YM(93)/Open(2)               151        151-001
  152                         265.09      LO(25)/Defeasance(91)/Open(4)                 152        152-001
  153                      38,348.97      LO(35)/Flex(81)/Open(4)                       153        153-001
  154                          83.42      LO(26)/Defeasance(90)/Open(4)                 154        154-001
  155                          35.55      LO(35)/Flex(81)/Open(4)                       155        155-001
---------------------------------------------------------------------------------------------------------------
  156                         119.22      LO(26)/GRTR1% or YM(92)/Open(2)               156        156-001
  157                         122.08      LO(36)/Defeasance(80)/Open(4)                 157        157-001
  158                         196.38      LO(26)/Defeasance(90)/Open(4)                 158        158-001
  159                      46,153.85      LO(26)/Defeasance(92)/Open(2)                 159        159-001
  160                         110.89      LO(27)/Defeasance(89)/Open(4)                 160
---------------------------------------------------------------------------------------------------------------
 160-a                        113.81                                                               160-001
 160-b                        107.98                                                               160-002
  161                      67,745.10      LO(26)/GRTR1% or YM(33)/Open(1)               161        161-001
  162                         203.19      LO(25)/Def/YM1%(93)/Open(2)                   162        162-001
  163                          48.78      LO(35)/Defeasance(81)/Open(4)                 163        163-001
---------------------------------------------------------------------------------------------------------------
  164                         147.44      LO(26)/Defeasance(92)/Open(2)                 164        164-001
  165                         233.64      LO(26)/Defeasance(93)/Open(1)                 165        165-001
  166                          72.52      LO(26)/Flex(90)/Open(4)                       166        166-001
  167                      29,740.01      LO(35)/Defeasance(81)/Open(4)                 167        167-001
  168                         239.11      LO(35)/Flex(81)/Open(4)                       168        168-001
---------------------------------------------------------------------------------------------------------------
  169                          99.71      LO(27)/Defeasance(89)/Open(4)                 169        169-001
  170                         248.98      LO(35)/Defeasance(81)/Open(4)                 170        170-001
  171                         286.12      LO(35)/Defeasance(83)/Open(2)                 171        171-001
  172                          35.94      LO(35)/Flex(81)/Open(4)                       172        172-001
  173                         277.37      LO(25)/GRTR1% or YM(93)/Open(2)               173        173-001
---------------------------------------------------------------------------------------------------------------
  174                         172.54      LO(35)/Defeasance(81)/Open(4)                 174        174-001
  175                          73.12      LO(29)/Defeasance(90)/Open(1)                 175        175-001
  176                          67.39      LO(24)/Defeasance(92)/Open(4)                 176        176-001
  177                          80.50      LO(26)/GRTR1% or YM(92)/Open(2)               177        177-001
  178                          42.12      LO(25)/Defeasance(93)/Open(2)                 178        178-001
---------------------------------------------------------------------------------------------------------------
  179                          34.89      LO(26)/GRTR1% or YM(92)/Open(2)               179        179-001
  180                         186.71      LO(35)/Flex(81)/Open(4)                       180        180-001
  181                      62,656.25      LO(26)/Defeasance(93)/Open(1)                 181        181-001
  182                         182.14      LO(35)/Defeasance(81)/Open(4)                 182        182-001
  183                         154.20      LO(25)/GRTR1% or YM(93)/Open(2)               183        183-001
---------------------------------------------------------------------------------------------------------------
  184                          66.81      LO(26)/GRTR1% or YM(87)/Open(7)               184        184-001
  185                          84.42      LO(35)/Flex(83)/Open(2)                       185        185-001
  186                         246.73      LO(26)/Defeasance(90)/Open(4)                 186        186-001
  187                          40.31      LO(35)/Defeasance(81)/Open(4)                 187        187-001
  188                      59,954.87      LO(35)/Defeasance(81)/Open(4)                 188        188-001
---------------------------------------------------------------------------------------------------------------
  189                         388.28      LO(25)/GRTR1% or YM(93)/Open(2)               189        189-001
  190                         107.65      LO(26)/Defeasance(92)/Open(2)                 190        190-001
  191                          58.81      LO(35)/Flex(18)/Open(7)                       191        191-001
  192                         548.03      LO(25)/Defeasance(94)/Open(1)                 192        192-001
  193                          84.93      LO(25)/GRTR1% or YM(91)/Open(4)               193        193-001
---------------------------------------------------------------------------------------------------------------
  194                          43.38      LO(25)/GRTR1% or YM(93)/Open(2)               194        194-001
  195                          66.44      LO(26)/GRTR1% or YM(87)/Open(7)               195        195-001
  196                          42.11      LO(26)/GRTR1% or YM(92)/Open(2)               196        196-001
  197                      55,930.05      LO(35)/Flex(81)/Open(4)                       197        197-001
  198                          74.39      LO(35)/Defeasance(81)/Open(4)                 198        198-001
---------------------------------------------------------------------------------------------------------------
  199                         101.92      LO(35)/Flex(81)/Open(4)                       199        199-001
  200                         258.95      LO(25)/Defeasance(91)/Open(4)                 200        200-001
  201                          21.66      LO(26)/GRTR1% or YM(92)/Open(2)               201        201-001
  202                          25.38      LO(26)/GRTR1% or YM(92)/Open(2)               202        202-001
  203                          40.60      LO(35)/Defeasance(81)/Open(4)                 203        203-001
---------------------------------------------------------------------------------------------------------------
  204                          58.79      LO(35)/Defeasance(81)/Open(4)                 204        204-001
  205                         116.67      LO(24)/Defeasance(92)/Open(4)                 205        205-001
  206                      69,938.73      LO(35)/Defeasance(81)/Open(4)                 206        206-001
  207                         123.86      LO(35)/Defeasance(81)/Open(4)                 207        207-001
  208                         205.73      LO(35)/Flex(81)/Open(4)                       208        208-001
---------------------------------------------------------------------------------------------------------------
  209                         155.82      LO(35)/Defeasance(83)/Open(2)                 209        209-001
  210                      30,810.81      LO(26)/GRTR1% or YM(92)/Open(2)               210        210-001
  211                          45.19      LO(35)/Flex(81)/Open(4)                       211        211-001
  212                         156.47      LO(35)/Flex(81)/Open(4)                       212        212-001
  213                         117.32      LO(24)/Defeasance(92)/Open(4)                 213        213-001
---------------------------------------------------------------------------------------------------------------

                                                              THIRD  THIRD MOST            SECOND   SECOND MOST
                                                        MOST RECENT  RECENT NOI       MOST RECENT   RECENT NOI          MOST RECENT
   ID    PROPERTY NAME (1)                                   NOI ($)    DATE               NOI ($)     DATE                  NOI ($)
------------------------------------------------------------------------------------------------------------------------------------

   1     Woodland Mall                                   15,105,405  12/31/2003        14,730,619   12/31/2004           13,860,780
   2     1675 Broadway                                   18,638,373  12/31/2003        19,088,049   12/31/2004           16,769,282
   3     Orange Plaza                                     6,734,547  12/31/2003         7,102,759   12/31/2004            8,044,806
   4     Broken Sound Portfolio                                                                                           3,124,267
  4-a    5900 Broken Sound Plaza
------------------------------------------------------------------------------------------------------------------------------------
  4-b    6000 Broken Sound Plaza
  4-c    Rogers Circle
  4-d    Newhouse Business Center
  4-e    Colonnade Plaza
   5     Southdale Office Centre                          5,058,338  12/31/2003         4,247,766   12/31/2004            3,855,636
------------------------------------------------------------------------------------------------------------------------------------
   6     Tower at Erieview                                4,069,587  12/31/2003         2,197,650   12/31/2004            3,918,336
   7     Embassy Office Park - Pool A                     2,987,042  12/31/2003         3,071,475   12/31/2004            3,164,428
  7-a    3875 Embassy Parkway Building
  7-b    3700 Embassy Parkway Building
  7-c    4040 Embassy Parkway Building
------------------------------------------------------------------------------------------------------------------------------------
  7-d    3560 West Market Office Building
  7-e    3500 Embassy Parkway Building
   8     Calypso Bay Apartments                                                                                           1,430,238
   9     Titan Portfolio                                                                                                  2,419,943
  9-a    Titan - San Antonio
------------------------------------------------------------------------------------------------------------------------------------
  9-b    Titan - El Paso
  9-c    Titan - McAllen
  9-d    Titan - Santa Teresa
   10    Stone Mountain Square                                                          2,512,476   12/31/2004            2,690,174
   11    Embassy Office Park - Pool B                     2,671,301  12/31/2003         2,509,368   12/31/2004            2,289,975
------------------------------------------------------------------------------------------------------------------------------------
  11-a   3925 Embassy Parkway Building
  11-b   4000 Embassy Parkway Building
  11-c   3737 Embassy Parkway Building
  11-d   3770 Embassy Parkway Building
  11-e   5399 Lauby Road Building
------------------------------------------------------------------------------------------------------------------------------------
   12    Centre at Laurel
   13    Tuscany Plaza                                    2,614,279  12/31/2003         2,290,163   12/31/2004            1,125,997
   14    Monandnock Marketplace                                                           127,587   12/31/2003              854,987
   15    Brown Deer Business Park                         2,088,632  12/31/2003         2,052,678   12/31/2004            2,026,891
   16    Gwinnett Regional Distribution Center            2,661,800  12/31/2003           351,363   12/31/2004              447,926
------------------------------------------------------------------------------------------------------------------------------------
   17    Ardmore West Shopping Center                     1,639,129  12/31/2003         1,713,888   12/31/2004            1,741,674
   18    InTown Suites Portfolio                          3,274,164  12/31/2004         3,209,196   12/31/2005            3,359,696
  18-a   Virginia Beach
  18-b   Fairfield
  18-c   Jonesboro
------------------------------------------------------------------------------------------------------------------------------------
  18-d   Buford Highway
  18-e   Pressley Road
   19    The Gateway Shopping Center                      1,156,240  12/31/2003         1,471,254   12/31/2004            1,623,963
   20    Philadelphia Airport Parking
   21    Hickory Palos Square                             1,584,593  12/31/2003         1,676,856   12/31/2004            1,537,824
------------------------------------------------------------------------------------------------------------------------------------
   22    Los Coches Village
   23    1314 Douglas Street
   24    Reserve at Woodbridge                            1,123,376  12/31/2005         1,515,904   12/31/2005            1,663,082
   25    South Santa Fe Avenue                            2,041,294  12/31/2003         2,115,723   12/31/2004            2,103,299
   26    Brandon Crossings                                                                763,448   12/31/2003            1,450,484
------------------------------------------------------------------------------------------------------------------------------------
   27    Baylor Medical Plaza                                                           1,070,685   12/31/2004              981,461
   28    Baylor Surgicare Grapevine                                                       552,450   12/31/2004              585,552
   29    29-35 9th Avenue                                                               1,704,946   12/31/2004            1,896,248
   30    Sweetwater Square                                1,391,486  12/31/2003         1,462,178   12/31/2004            1,223,487
   31    Bed, Bath and Beyond Center                                                    1,419,215   12/31/2004            1,494,755
------------------------------------------------------------------------------------------------------------------------------------
   32    The Coliseum Center
   33    Quad at Lowry IV                                   737,453  12/31/2003           790,391   12/31/2004              781,005
   34    Marriott Courtyard Solana Beach                  1,490,643  12/31/2003         1,316,822   12/31/2004            1,959,964
   35    McHenry Town Center                              1,224,346  12/31/2003         1,269,567   12/31/2004            1,194,503
   36    Hunter's Crossing Apartments                     1,014,820  12/31/2004           946,777   12/31/2005            1,027,695
------------------------------------------------------------------------------------------------------------------------------------
   37    American Business Center                         2,360,191  12/31/2003         2,306,109   12/31/2004            1,447,014
   38    Hilton Garden Inn Glastonbury                                                  1,597,862   12/31/2004            1,607,647
   39    Meadows Plaza
   40    Hampton Inn Suites                                                             1,209,234    4/30/2004            1,850,149
   41    Data Point
------------------------------------------------------------------------------------------------------------------------------------
   42    44th Street Tower                                1,122,195  12/31/2003         1,192,521   12/31/2004            1,182,022
   43    Mattress Discounters
   44    9 Finderne Avenue
   45    Wadsworth Boulevard Marketplace
   46    Coyote Creek Mobile Home Park                    1,176,343  12/31/2003         1,259,516   12/31/2004            1,135,870
------------------------------------------------------------------------------------------------------------------------------------
   47    City Center, Oakland                             1,353,004  12/31/2003         1,414,246   12/31/2004            1,468,347
   48    Nicolet Office Center
   49    5150 Center Street
   50    Woodlake Center                                  1,036,800  12/31/2003         1,071,998   12/31/2004            1,157,571
   51    Arcadia Village SC & Fiesta Shops West             652,630  12/31/2003           667,573   12/31/2004              633,639
------------------------------------------------------------------------------------------------------------------------------------
  51-a   Arcadia Village SC
  51-b   Fiesta Shops West
   52    940 N Central                                                                    455,375   12/31/2004              615,822
   53    Tri-City Pavilions
   54    MacArthur Fairview Park                            828,973  12/31/2003           862,822   12/31/2004              941,676
------------------------------------------------------------------------------------------------------------------------------------
   55    McCallum Highlands                                 887,067  12/31/2004           816,170   12/31/2005              875,382
   56    1300 Virginia Drive                              1,087,629  12/31/2003         1,086,922   12/31/2004              530,274
   57    Villa Monterey Apartments                          847,718  12/31/2003           837,755   12/31/2004              917,681
   58    Bellevue Plaza                                     808,486  12/31/2003           823,296   12/31/2004              805,306
   59    3870 Highway D
------------------------------------------------------------------------------------------------------------------------------------
   60    770 East El Camino Real
   61    Magnolia Vineland                                  736,264  12/31/2003           812,108   12/31/2004              837,938
------------------------------------------------------------------------------------------------------------------------------------
   62    New Oak Hill Plaza                                                                                                 865,296
   63    Qwest Data Center                                                                                                  976,539
   64    Hampton Inn & Suites Bemidji                                                   1,110,032   12/31/2005            1,173,652
------------------------------------------------------------------------------------------------------------------------------------
   65    Bellflower Shopping Center                         730,281  12/31/2003           764,958   12/31/2004              812,629
   66    Hawthorn Suites Franklin                           971,803  12/31/2003           826,024   12/31/2004            1,039,920
   67    Best Western Miramar                             1,087,767  12/31/2003         1,028,358   12/31/2004            1,300,889
   68    Highland Ranch                                     893,442  12/31/2003           696,235   12/31/2004              796,104
   69    La Plata Shopping Center                           811,731  12/31/2002           975,936   12/31/2003              466,599
------------------------------------------------------------------------------------------------------------------------------------
   70    College Park Apartments
   71    Micron Building                                    705,912  12/31/2003           688,347   12/31/2004              576,304
   72    Staybridge Suites - Cincinnati North               235,147  12/31/2003         1,070,554   12/31/2004            1,118,508
   73    Best Western Potomac Mills                       1,020,437  12/31/2003         1,031,456   12/31/2004            1,106,205
   74    Chesterfield Square                                245,301  12/31/2003           399,098   12/31/2004              408,690
------------------------------------------------------------------------------------------------------------------------------------
   75    Lowell Emerson                                     576,102  12/31/2003           545,029   12/31/2004              685,065
   76    Monrovia Villas                                                                  634,915   12/31/2005              680,314
   77    Saratoga Apartments                                788,667  12/31/2003           654,716   12/31/2004              773,881
   78    Cooper Industrial
   79    201 West 10th Avenue
------------------------------------------------------------------------------------------------------------------------------------
   80    Murrietta Center & Bolsa Medical                                                                                   831,904
  80-a   Murrieta Town Center East
  80-b   Bolsa Medical Center
   81    Parkway Plaza
   82    Tappahannock Towne Center                          445,708  12/31/2004           584,760   12/31/2005              616,621
------------------------------------------------------------------------------------------------------------------------------------
   83    15020 Shady Grove Road                                                            22,517   12/31/2004              294,458
   84    Cedar Hills Manor                                  426,352  12/31/2003           531,319   12/31/2004              623,964
   85    Oates Creek Apartments                             786,252  12/31/2003           762,522   12/31/2004              700,435
   86    Creme de la Creme
  86-a   Creme de la Creme - Allen
------------------------------------------------------------------------------------------------------------------------------------
  86-b   Creme de la Creme - Colleyville
   87    Thomas Road Project                                497,597  12/31/2003           559,810   12/31/2004              664,517
   88    Holiday Inn Express - Chesapeake, VA               804,204  12/31/2004           959,032   12/31/2005              924,924
   89    Lindale Crossing                                   648,595  12/31/2003           710,184   12/31/2004              834,471
   90    Terraces at Windy Hill                           1,004,147  12/31/2003           998,510   12/31/2004              953,614
------------------------------------------------------------------------------------------------------------------------------------
   91    Camelot/Avalon MHP                                 723,714  12/31/2003           749,539   12/31/2004              724,894
   92    Radisson Hotel - Kenosha                           824,586  12/31/2003           981,389   12/31/2004              876,265
   93    Oakbrook Apartments                                                              679,281   12/31/2004              693,415
   94    410 North Ankeny Boulevard
   95    Best Western Porterville                           424,035  12/31/2003           743,754   12/31/2004            1,046,512
------------------------------------------------------------------------------------------------------------------------------------
   96    Courtyard Marriott Orlando                         638,162  12/31/2003           863,140   12/31/2004            1,022,743
   97    Howard Johnson San Diego                           707,968  12/31/2003           833,498   12/31/2004              797,053
   98    Days Inn Mission Bay                               613,562  12/31/2003           565,215   12/31/2004              833,211
   99    Days Inn Encinitas                                 755,430  12/31/2003           775,797   12/31/2004              784,431
  100    Columbiana Crossing
------------------------------------------------------------------------------------------------------------------------------------
  101    Crestview Apartments                                                                                               575,564
  102    6901 Riverport Drive                               647,050  12/31/2003           681,852   12/31/2004              586,618
  103    Fairfield Inn & Suites, (Bethlehem, PA)            727,152  12/31/2003           854,176   12/31/2004              878,239
  104    Northwest Corporate Center                         526,105  12/31/2003           575,072   12/31/2004              762,991
  105    McMinnville Market Center                                                                                          758,215
------------------------------------------------------------------------------------------------------------------------------------
  106    Newport Square Apartments
  107    Hannaford Plaza                                    377,804  12/31/2003           380,743   12/31/2004              406,833
  108    Laurel Commons                                     607,551  12/31/2003           631,338   12/31/2004              644,060
  109    Surprise Self Storage                              239,388  12/31/2004           454,228   12/31/2005              510,244
  110    Albany Industrial Park                             338,847  12/31/2003           463,522   12/31/2004              361,288
------------------------------------------------------------------------------------------------------------------------------------
  111    5075 Cameron Street Industrial Building                                          239,137   12/31/2004              229,126
  112    Pharrs Village                                                                   309,170   12/31/2004              521,256
  113    Meridian at Sugarloaf
  114    Rialto Square Shopping Center                      603,666  12/31/2003           494,166   12/31/2004              672,770
  115    La Tijera Shopping Center                          151,159  12/31/2003           407,575   12/31/2004              519,906
------------------------------------------------------------------------------------------------------------------------------------
  116    2181 Logan Avenue
  117    Guinea Grove Apartments
  118    Belcher Commons-Phase II
  119    Plattsburgh Plaza                                  692,326  12/31/2003           681,740   12/31/2004              681,748
  120    Moore Plaza
------------------------------------------------------------------------------------------------------------------------------------
  121    Rugby Valley Apartments                            555,541  12/31/2003           611,045   12/31/2004              626,038
  122    1337 Taylor Farm Road
  123    100 Tamal Plaza                                                                  399,037   12/31/2004              464,829
  124    Country Inn & Suites by Carlson - Tucson           547,812  12/31/2003           674,420   12/31/2004            1,015,022
  125    399 Exterior Street                                                                                                434,000
------------------------------------------------------------------------------------------------------------------------------------
  126    The Willard Building                               624,506  12/31/2003           657,882   12/31/2004              563,314
  127    Security Central Storage                                                         398,448   12/31/2004              463,711
  128    Willow Pond Plaza                                  284,723  12/31/2003           385,284   12/31/2004              506,218
  129    1305 N. Casaloma Drive
  130    Fairmount Park Apartments                          407,299  12/31/2003           416,179   12/31/2004              409,163
------------------------------------------------------------------------------------------------------------------------------------
  131    The Shops at Stratford Hills
  132    Rancho El Mirage Plaza
  133    North Ranch Plaza                                                                358,075    5/31/2005              391,810
  134    Food Source Sacramento                             369,974  12/31/2003           374,397   12/31/2004              375,967
  135    Hillside Garden Apartments                         814,149  12/31/2003           764,595   12/31/2004              853,044
------------------------------------------------------------------------------------------------------------------------------------
  136    Highland Terrace Apartments                        754,637  12/31/2003           570,134   12/31/2004              557,077
  137    740 Calle Plano
  138    Rite Aid - Hercules
  139    Country Inn & Suites Jackson                       307,949  12/31/2003           509,661   12/31/2004              688,675
  140    South Pointe Crossing                              214,933  12/31/2004           268,268   12/31/2005              285,068
------------------------------------------------------------------------------------------------------------------------------------
  141    Canon Plaza                                        343,461  12/31/2003           318,520   12/31/2004              235,926
  142    Hidden Lakes Center                                323,021  12/31/2003           388,510   12/31/2004              449,424
------------------------------------------------------------------------------------------------------------------------------------
  143    Staples at Doc Stone Commons
  144    1240 Sherman Avenue                                211,216  12/31/2003           248,570   12/31/2004              293,501
  145    Ethan Way Office Building                                                        471,326   12/31/2004              484,938
------------------------------------------------------------------------------------------------------------------------------------
  146    Desert Pointe Center
  147    PetsMart Memphis                                                                                                   416,480
  148    Russell Square                                                                                                     323,259
  149    Ennis Crossroads Shopping Center                                                  43,706   12/31/2004              201,164
  150    Grand Avenue Parkway S/C
------------------------------------------------------------------------------------------------------------------------------------
  151    Grandview Hills Shopping Center
  152    The Broadway Center                                261,821  12/31/2003           264,894   12/31/2004              326,407
  153    Comfort Inn North Dartmouth                        459,098  12/31/2004           412,619   12/31/2005              501,736
  154    Bonita Commerce Center                             165,852  12/31/2003           257,340   12/31/2004              303,703
  155    B & H Self Storage                                 281,460  12/31/2003           314,910   12/31/2004              344,501
------------------------------------------------------------------------------------------------------------------------------------
  156    A.J. Wright
  157    PetSmart - Riverside                               337,562  12/31/2002           341,068   12/31/2003              371,833
  158    City Mattress Center                                95,939  12/31/2003           292,444   12/31/2004              307,490
  159    University Square                                  331,473  12/31/2003           326,246   12/31/2004              292,857
  160    Walgreens Ohio Portfolio                           505,270  12/31/2003           506,213   12/31/2004              506,094
------------------------------------------------------------------------------------------------------------------------------------
 160-a   Walgreens Akron
 160-b   Walgreens Cleveland
  161    1945 Loring Place                                  165,605  12/31/2003           181,309   12/31/2004              205,845
  162    54 N. Central Avenue                               559,424  12/31/2003           433,568   12/31/2004              250,759
  163    Downtown Self Storage                              288,676  12/31/2003           239,113   12/31/2004              278,024
------------------------------------------------------------------------------------------------------------------------------------
  164    Markets at Mesa Ridge                              158,089  12/31/2003           208,259   12/31/2004              288,436
  165    1300 Post Road East                                262,877  12/31/2003           244,452   12/31/2004              284,006
  166    Petaluma Industrial Buildings                                                                                      270,789
  167    Bedford Hills Apartment                            294,055  12/31/2003           224,530   12/31/2004              266,151
  168    Sam's Town Marketplace Shops                                                                                        44,291
------------------------------------------------------------------------------------------------------------------------------------
  169    Lovell Center
  170    Savage Retail                                                                                                      212,702
  171    Long Beach Center
  172    American Self Storage - Midvale                    301,611  12/31/2003           297,582   12/31/2004              304,764
  173    Columbia Pike Gateway
------------------------------------------------------------------------------------------------------------------------------------
  174    Bridge Street Square                                                                                               235,209
  175    Winchendon Plaza                                                                                                   233,321
  176    Middlebrook Tech Center                                                          176,283   12/31/2004              274,301
  177    University Oaks Plaza                              331,715  12/31/2003           367,781   12/31/2004              378,532
  178    505 Jefferson Road
------------------------------------------------------------------------------------------------------------------------------------
  179    Windhill/Sunbelt Industrial Properties                                                                             157,533
  180    Mission Plaza Retail
  181    Castle Arms Apartments                             219,234  12/31/2003           189,632   12/31/2004              190,773
  182    Crackerneck Plaza II
  183    8818 West Broad Street                             144,000  12/31/2003           143,705   12/31/2004              177,330
------------------------------------------------------------------------------------------------------------------------------------
  184    South Tracy Industrial Building 5                                                                                  213,111
  185    1777 Conestoga                                     241,140  12/31/2002           208,490   12/31/2003              327,945
  186    3205 SE 192nd Avenue
  187    South Slaughter Commerce Park                      225,630  12/31/2003           221,950   12/31/2004              241,447
  188    Manchester Place                                                                 131,420   12/31/2004              158,791
------------------------------------------------------------------------------------------------------------------------------------
  189    10223 Sepulveda Boulevard
  190    1735 U.S. Route 9                                   79,212  12/31/2002            69,630   12/31/2003               68,274
  191    4400 Blalock
  192    Washington Mutual - Westport
  193    43-15 - 43-27 33rd Street
------------------------------------------------------------------------------------------------------------------------------------
  194    2 Connecticut Drive South
  195    South Tracy Industrial Building 6
  196    2106 North Forbes Boulevard                        132,678  12/31/2003            94,673   12/31/2004              124,903
  197    7016 Weimer Apartments                             223,913  12/31/2003           222,598   12/31/2004              214,814
  198    Thompson Thrift Building                           232,587  12/31/2004           270,169   12/31/2005              276,703
------------------------------------------------------------------------------------------------------------------------------------
  199    Vallejo Plaza - Las Vegas                          166,062  12/31/2003           130,757   12/31/2004              165,641
  200    10 Putnam Pike (Route 44)
  201    350 Pleasant Valley Road                           373,572  12/31/2003           (88,025)  12/31/2004               42,157
  202    2101 E. Cooley Drive                               257,064  12/31/2003           248,220   12/31/2004              248,220
  203    9-D EZ Storage                                     212,000  12/31/2004           242,400   12/31/2005              245,335
------------------------------------------------------------------------------------------------------------------------------------
  204    1020 36th Street SW                                189,951  12/31/2003           189,726   12/31/2004              187,531
  205    Burtonsville Retail Center                         195,803  12/31/2003           214,375   12/31/2004              203,613
  206    The Preserve at Mallard Pond - Buildings 4 and 5
  207    Gannon Plaza                                                                      96,401   12/31/2004              127,504
  208    503 32nd Street Office Building                     82,273  12/31/2003            79,525   12/31/2004              106,006
------------------------------------------------------------------------------------------------------------------------------------
  209    125 South Bridge                                                                 133,459    3/31/2005              134,754
  210    River Drive Village Apartments                     224,706  12/31/2003           230,506   12/31/2004              225,796
  211    13633 S. Crenshaw Boulevard                         96,101  12/31/2002           101,360   12/31/2003              105,896
  212    Sherwin Williams - Littleton
  213    Vital Way Retail Center                            135,954  12/31/2003           148,491   12/31/2004              143,570
------------------------------------------------------------------------------------------------------------------------------------

           MOST RECENT
               NOI          UNDERWRITTEN     UNDERWRITTEN     UNDERWRITTEN         UNDERWRITTEN   UNDERWRITTEN
   ID         DATE                NOI ($)          EGI ($)     EXPENSES ($)    NET CASH FLOW ($)   RESERVES ($)
---------------------------------------------------------------------------------------------------------------

   1       10/31/2005         14,140,616       24,779,163       10,638,547           13,345,571        211,866
   2       12/31/2005         19,075,983       41,180,984       22,105,000           17,603,232        228,328
   3       12/31/2005          7,541,526       11,214,178        3,672,652            7,252,105         97,290
   4       12/31/2005          4,399,906        6,931,432        2,531,526            4,103,406        296,500
  4-a
---------------------------------------------------------------------------------------------------------------
  4-b
  4-c
  4-d
  4-e
   5       12/31/2005          4,537,278        8,858,253        4,320,974            4,077,292        459,986
---------------------------------------------------------------------------------------------------------------
   6       12/31/2005          4,899,320       13,481,386        8,582,066            4,192,009        707,311
   7       12/31/2005          3,472,906        5,590,087        2,117,181            3,044,664        100,629
  7-a
  7-b
  7-c
---------------------------------------------------------------------------------------------------------------
  7-d
  7-e
   8       10/31/2005          2,779,695        4,039,203        1,259,508            2,723,695         56,000
   9       12/31/2005          3,076,480        4,424,563        1,348,083            2,770,000        306,480
  9-a
---------------------------------------------------------------------------------------------------------------
  9-b
  9-c
  9-d
   10      12/31/2005          2,852,307        3,921,390        1,069,083            2,656,753        195,554
   11      12/31/2005          2,736,214        4,249,496        1,513,282            2,415,574         81,684
---------------------------------------------------------------------------------------------------------------
  11-a
  11-b
  11-c
  11-d
  11-e
---------------------------------------------------------------------------------------------------------------
   12                          3,018,409        4,155,381        1,136,972            2,954,317         64,092
   13      12/31/2005          2,608,565        4,750,177        2,141,612            2,200,793         66,075
   14      12/31/2004          3,138,639        4,138,947        1,000,308            3,062,885         75,754
   15      12/31/2005          2,159,148        3,707,259        1,548,111            1,918,823        113,931
   16      11/30/2005          2,257,804        2,898,061          640,257            1,976,174        281,630
---------------------------------------------------------------------------------------------------------------
   17      12/31/2005          1,827,100        2,279,942          452,842            1,775,102         51,999
   18       3/31/2006          3,012,537        5,714,807        2,702,270            2,726,797        285,740
  18-a
  18-b
  18-c
---------------------------------------------------------------------------------------------------------------
  18-d
  18-e
   19      12/31/2005          1,747,543        2,237,257          489,714            1,708,949         38,594
   20                          1,846,686        1,903,800           57,114            1,828,850         17,836
   21      12/31/2005          1,828,622        3,694,091        1,865,469            1,778,069         50,553
---------------------------------------------------------------------------------------------------------------
   22                          1,589,067        2,128,688          539,621            1,544,508         10,033
   23                          2,231,564        4,813,022        2,581,458            1,771,165        460,399
   24      12/31/2005          1,731,006        3,059,760        1,328,754            1,659,006         72,000
   25      12/31/2005          2,093,752        2,331,122          237,370            1,952,655        141,098
   26      12/31/2004          2,164,212        3,255,093        1,090,881            1,943,736         61,644
---------------------------------------------------------------------------------------------------------------
   27      12/31/2005            993,704        1,460,800          467,096              950,421         43,283
   28      12/31/2005            548,055          731,556          183,501              533,645         14,411
   29      12/31/2005          1,856,856        2,600,433          743,577            1,798,376         58,480
   30      12/31/2005          1,460,572        2,074,674          614,101            1,408,911         51,662
   31      12/31/2005          1,585,924        2,150,812          564,888            1,575,541         10,383
---------------------------------------------------------------------------------------------------------------
   32                          1,313,182        1,684,292          371,111            1,277,916          9,635
   33      12/31/2005          1,372,363        2,364,072          991,709            1,196,916        175,447
   34      12/31/2005          1,970,128        4,275,299        2,305,171            1,799,116        171,012
   35      10/31/2005          1,209,989        1,627,904          417,915            1,175,049         34,940
   36       3/31/2006          1,198,801        1,796,280          597,479            1,159,201         39,600
---------------------------------------------------------------------------------------------------------------
   37      12/31/2005          1,394,636        2,002,781          608,145            1,235,135        159,501
   38      12/31/2005          1,651,891        5,111,577        3,459,687            1,396,312        255,579
   39                          1,273,154        1,812,640          539,486            1,203,556         16,309
   40      12/31/2005          1,899,133        4,573,641        2,674,508            1,716,187        182,946
   41                          1,335,676        2,434,650        1,098,974            1,184,241        151,436
---------------------------------------------------------------------------------------------------------------
   42      12/31/2005          1,214,425        2,068,635          854,209            1,129,078         23,899
   43                          1,113,571        1,441,659          328,088            1,083,337         30,234
   44                          1,273,405        1,590,605          317,200            1,158,234        115,171
   45                          1,331,337        1,688,240          356,903            1,247,971         83,366
   46      12/31/2005          1,041,319        1,785,329          744,010            1,032,219          9,100
---------------------------------------------------------------------------------------------------------------
   47      12/31/2005          1,005,193        1,516,897          511,704              940,674         13,595
   48                          1,015,314        1,546,635          531,321              908,642        106,671
   49                            832,340        1,058,516          226,176              815,344         16,996
   50      12/31/2005          1,055,220        1,343,006          287,786              903,931         26,442
   51      12/31/2005            845,459        1,129,719          284,260              795,010         50,448
---------------------------------------------------------------------------------------------------------------
  51-a
  51-b
   52      12/31/2005            843,724        1,255,200          411,476              818,216         33,917
   53                            931,670        1,368,406          436,736              899,803         31,867
   54       3/31/2006            995,314        1,441,529          446,215              922,590         72,724
---------------------------------------------------------------------------------------------------------------
   55       2/28/2006            903,117        2,242,171        1,339,054              812,867         90,250
   56      12/31/2005            925,876        1,787,266          861,390              789,968        135,909
   57      12/31/2005            856,558        1,839,443          982,885              766,558         90,000
   58      11/30/2005            804,739          971,927          167,188              756,192         14,257
   59                            753,983          988,758          234,775              732,238         21,745
---------------------------------------------------------------------------------------------------------------
   60                            774,955          988,750          213,795              765,785          9,170
   61      12/31/2005            874,586        1,218,666          344,079              841,393         33,194
---------------------------------------------------------------------------------------------------------------
   62      12/31/2005            807,809        1,128,864          321,056              737,267         70,542
   63      12/31/2005            895,310        1,136,017          240,707              864,462          5,500
   64       3/31/2006          1,138,310        2,944,757        1,806,447            1,020,520        117,790
---------------------------------------------------------------------------------------------------------------
   65      11/30/2005            785,441        1,093,803          308,362              729,896         21,105
   66      12/31/2005          1,087,478        2,823,305        1,735,828              946,313        141,165
   67      12/31/2005          1,266,286        2,657,477        1,391,191            1,159,987        106,299
   68      12/31/2005            848,623        1,224,840          376,218              810,756         37,867
   69      12/15/2005            757,602        1,003,380          245,778              710,018         47,584
---------------------------------------------------------------------------------------------------------------
   70                            746,509        1,076,218          329,709              722,509         24,000
   71      12/31/2005            737,951        1,207,617          469,666              679,006         21,036
   72      12/31/2005          1,156,014        2,994,940        1,838,926            1,036,216        119,798
   73      12/31/2005          1,064,365        3,144,229        2,079,864              938,595        125,769
   74      12/31/2005            769,254        1,084,838          315,584              718,503         50,750
---------------------------------------------------------------------------------------------------------------
   75      12/31/2005            742,226        1,424,925          682,699              684,026         58,200
   76       1/31/2006            678,201        1,075,460          397,261              655,325         22,876
   77      12/31/2005            753,494        1,671,008          917,514              652,319        101,175
   78                            714,588          928,300          213,712              670,368         44,219
   79                            643,226          820,128          176,902              625,728         17,498
---------------------------------------------------------------------------------------------------------------
   80      11/30/2005            775,787        1,131,518          355,731              709,900         65,887
  80-a
  80-b
   81                            775,405          890,831          115,426              749,835         25,570
   82       3/31/2006            715,032          849,019          133,987              651,407         63,625
---------------------------------------------------------------------------------------------------------------
   83      12/31/2005            678,544        1,096,910          418,365              640,070         38,474
   84      12/31/2005            663,441        1,200,585          537,144              609,441         54,000
   85      12/31/2005            701,771        1,742,157        1,040,386              617,771         84,000
   86                            768,279          792,040           23,761              768,279
  86-a
---------------------------------------------------------------------------------------------------------------
  86-b
   87      12/31/2005            681,274          914,943          233,669              602,877         78,397
   88       2/28/2006            895,069        2,070,165        1,175,096              812,320         82,749
   89       9/30/2005            624,995          882,422          257,427              586,654          6,532
   90      12/31/2005            739,201        1,160,200          420,999              692,129         47,072
---------------------------------------------------------------------------------------------------------------
   91      12/31/2005            690,872        1,123,534          432,662              670,072         20,800
   92      10/31/2005            940,715        2,777,244        1,836,529              829,625        111,090
   93      12/31/2005            647,386        1,276,389          629,004              590,009         57,377
   94                            562,645          926,678          364,033              541,495         21,150
   95      12/31/2005          1,020,874        2,449,820        1,428,946              922,881         97,993
---------------------------------------------------------------------------------------------------------------
   96      12/31/2005          1,101,971        3,319,000        2,217,029              969,211        132,760
   97      12/31/2005            882,142        2,102,630        1,220,488              798,037         84,105
   98      12/31/2005            859,543        1,988,767        1,129,224              779,992         79,551
   99      12/31/2005            813,306        1,991,677        1,178,371              723,034         90,272
  100                            660,007          786,832          126,825              639,288         20,719
---------------------------------------------------------------------------------------------------------------
  101      12/31/2005            605,751        1,128,842          523,091              558,001         47,750
  102      12/31/2005            832,417        1,096,092          263,675              747,123         85,294
  103       9/30/2005            856,433        2,219,071        1,362,638              745,480        110,954
  104      11/30/2005            669,171          973,812          304,640              606,646         62,526
  105       9/30/2005            789,452        1,241,597          452,145              761,226         11,147
---------------------------------------------------------------------------------------------------------------
  106                            523,419          684,372          160,953              509,019         14,400
  107      12/31/2005            539,401          579,916           40,516              527,397         12,004
  108      12/31/2005            604,200          812,343          208,143              561,856         42,345
  109       1/31/2006            606,862          950,067          343,205              590,493         16,369
  110      12/31/2005            410,119          584,695          174,576              349,043         61,076
---------------------------------------------------------------------------------------------------------------
  111      12/31/2005            267,348          370,291          102,943              252,378         14,970
  112      12/31/2005            524,748          675,460          150,712              505,329         19,419
  113                            544,160          876,181          332,021              500,035          9,537
  114      12/31/2005            740,482          986,173          245,691              675,011         65,471
  115      12/31/2005            516,927          669,296          152,369              494,675          5,000
---------------------------------------------------------------------------------------------------------------
  116                            439,114          666,442          227,328              427,992         11,122
  117                            478,950          670,320          191,370              469,950          9,000
  118                            538,960          962,846          423,886              457,415         81,545
  119      12/31/2005            685,530        1,093,613          408,083              556,870         35,957
  120                            442,388          534,651           92,263              422,099         20,289
---------------------------------------------------------------------------------------------------------------
  121      12/31/2005            549,144        1,092,773          543,629              506,544         42,600
  122                            525,100          660,370          135,270              498,100         27,000
  123      11/30/2005            454,683          719,162          264,479              411,635         43,048
  124      10/31/2005            954,868        2,710,228        1,755,360              846,459        108,409
  125      12/31/2005            419,897          432,883           12,986              406,140         13,757
---------------------------------------------------------------------------------------------------------------
  126      12/31/2005            499,638          921,152          421,514              457,444         42,193
  127      12/31/2005            491,676          668,570          176,894              483,097          8,579
  128      12/31/2005            545,841          846,264          300,423              456,561         89,280
  129                            375,664          482,210          106,546              373,441          2,223
  130      12/31/2005            400,317          646,226          245,909              385,929         14,388
---------------------------------------------------------------------------------------------------------------
  131                            370,755          460,605           89,850              359,204         11,551
  132                            417,611          525,176          107,565              403,242         14,369
  133      12/31/2005            404,084          584,867          180,783              379,441         24,643
  134      10/31/2005            368,887          380,296           11,409              363,779          5,108
  135      12/31/2005            675,461        1,352,900          677,439              648,711         26,750
---------------------------------------------------------------------------------------------------------------
  136      12/31/2005            508,444        1,134,042          625,598              479,374         29,070
  137                            429,533          658,439          228,907              350,063         79,469
  138                            400,846          511,273          110,427              385,575         15,270
  139      12/31/2005            575,632        1,300,102          724,470              517,127         58,505
  140       2/28/2006            419,872          717,597          297,724              378,120         41,752
---------------------------------------------------------------------------------------------------------------
  141      12/31/2005            358,745          561,305          202,560              339,440         19,305
  142      12/31/2005            471,429          617,824          146,395              437,835         33,594
---------------------------------------------------------------------------------------------------------------
  143                            329,203          396,862           67,659              325,612          3,591
  144      12/31/2005            359,178          594,423          235,245              344,678         14,500
  145      12/31/2005            423,767          657,040          233,273              358,732         65,035
---------------------------------------------------------------------------------------------------------------
  146                            348,049          482,475          134,426              327,822         20,227
  147      12/31/2006            382,171          483,713          101,543              363,515         18,656
  148      12/31/2005            376,212          513,554          137,342              352,958         23,254
  149      12/31/2005            324,637          485,351          160,714              298,100          8,968
  150                            317,417          435,020          117,603              301,044         16,373
---------------------------------------------------------------------------------------------------------------
  151                            323,888          433,735          109,847              309,562         14,326
  152      12/31/2005            313,946          384,821           70,875              297,379         16,568
  153       3/31/2006            504,964        1,617,017        1,112,053              424,113         80,851
  154      12/31/2005            332,360          447,804          115,444              307,573         24,787
  155      12/31/2005            357,580          573,280          215,700              348,616          8,964
---------------------------------------------------------------------------------------------------------------
  156                            286,871          391,970          105,099              276,537         10,334
  157      12/31/2004            347,058          461,491          114,432              325,946         21,112
  158      12/31/2005            298,115          381,047           82,932              280,011         18,103
  159      12/31/2005            276,531          413,672          137,141              257,031         19,500
  160      12/30/2005            489,021          529,141           40,120              470,622          5,446
---------------------------------------------------------------------------------------------------------------
 160-a
 160-b
  161      12/31/2005            283,700          456,548          172,848              273,200         10,500
  162      12/31/2005            262,433          361,865           99,432              235,543         26,890
  163      12/31/2005            275,568          469,967          194,399              267,588          7,980
---------------------------------------------------------------------------------------------------------------
  164      12/31/2005            286,678          407,102          120,423              268,361         18,317
  165      12/31/2005            272,063          361,333           89,270              261,956         10,107
  166      12/31/2005            288,095          297,006            8,910              265,239         22,857
  167      12/31/2005            271,222          619,013          347,791              245,434         25,788
  168      12/31/2005            253,395          338,260           84,865              239,835         13,561
---------------------------------------------------------------------------------------------------------------
  169                            325,602          467,268          141,666              295,605         29,997
  170      11/30/2005            234,391          313,572           79,181              224,045         10,346
  171                            245,684          348,838          103,154              234,822         10,862
  172      10/31/2005            282,759          434,006          151,246              272,789          9,971
  173                            267,398          328,564           61,166              260,203          7,195
---------------------------------------------------------------------------------------------------------------
  174      12/31/2005            239,221          324,254           85,033              221,283         17,938
  175       6/30/2005            197,248          273,876           76,629              186,262         10,986
  176      12/31/2005            288,541          412,632          124,092              257,526         31,015
  177      12/31/2005            322,670          455,516          132,846              292,053         30,617
  178                            324,657          502,409          177,752              286,983         37,674
---------------------------------------------------------------------------------------------------------------
  179      12/31/2004            240,677          323,906           83,229              218,010         22,667
  180                            217,610          273,128           55,518              206,482         11,128
  181      12/31/2005            187,477          315,098          127,620              176,469         11,008
  182                            201,612          254,910           53,299              190,533         11,079
  183      12/31/2005            191,493          240,335           48,842              183,069          8,424
---------------------------------------------------------------------------------------------------------------
  184      12/31/2005            237,086          311,863           74,777              222,146         14,940
  185      12/31/2004            218,093          323,992          105,899              191,426         26,667
  186                            187,539          230,302           42,763              178,569          8,970
  187      12/31/2005            194,598          279,163           84,565              174,546         20,052
  188      12/31/2005            168,966          268,655           99,688              161,466          7,500
---------------------------------------------------------------------------------------------------------------
  189                            162,624          210,973           48,349              158,890          3,734
  190      12/31/2004            226,481          377,088          150,607              196,484         29,997
  191                            190,881          262,141           71,260              175,493         15,389
  192                            155,480          161,319            5,840              152,258          3,221
  193                            172,893          231,346           58,453              165,894          6,999
---------------------------------------------------------------------------------------------------------------
  194                            187,489          274,672           87,183              165,388         22,101
  195                            182,341          246,750           64,409              171,152         11,189
  196      12/31/2005            163,224          250,840           87,616              149,179         14,045
  197      12/31/2005            188,619          294,413          105,794              181,119          7,500
  198       2/28/2006            258,631          327,857           69,226              230,700         27,931
---------------------------------------------------------------------------------------------------------------
  199      12/31/2005            175,561          258,420           82,859              158,928         16,633
  200                            139,875          163,873           23,998              137,297          2,578
  201      12/31/2005            200,336          363,106          162,770              175,400         24,936
  202      12/31/2005            229,571          276,528           46,957              202,978         26,593
  203       2/28/2006            227,239          422,485          195,246              221,696          5,543
---------------------------------------------------------------------------------------------------------------
  204      12/31/2005            166,372          274,737          108,365              141,263         25,109
  205      12/31/2005            197,772          285,548           87,776              179,697         18,076
  206                            150,181          244,262           94,082              145,181          5,000
  207      12/31/2005            143,505          205,731           62,226              131,082         12,423
  208      12/31/2005            116,976          153,644           36,669              109,660          7,316
---------------------------------------------------------------------------------------------------------------
  209      12/31/2005            120,836          164,458           43,622              115,139          5,696
  210      12/31/2005            193,603          371,682          178,079              183,798          9,805
  211      12/31/2004            105,859          128,153           22,294               91,931         13,928
  212                            121,173          143,039           21,865              115,994          5,179
  213      12/31/2005            145,811          200,936           55,124              136,338          9,473
---------------------------------------------------------------------------------------------------------------

                                                                                     LEASE
   ID    LARGEST TENANT (8)                                                   SF   EXPIRATION
------------------------------------------------------------------------------------------------

   1     Cinemark Theater (Out-lot)                                       46,922   11/30/2020
   2     The MacManus Group                                              359,387   9/30/2010
   3     Wal-Mart                                                        228,910   4/23/2022
   4
  4-a    SBA Communications                                               73,191   2/28/2012
------------------------------------------------------------------------------------------------
  4-b    Taylor & Francis                                                 42,927   1/31/2016
  4-c    W.W. Grainger                                                    20,600   3/31/2011
  4-d    Freescale                                                        30,018   2/28/2010
  4-e    Pool People, Inc.                                                25,000   2/28/2011
   5     Edina Financial Services, Inc.                                   91,812   11/30/2011
------------------------------------------------------------------------------------------------
   6     Barnes Group, Inc.                                               62,490   8/31/2014
   7
  7-a    Oak Associate Ltd.                                               36,420   8/31/2008
  7-b    Morgan Stanley                                                    9,963   5/31/2011
  7-c    CBIZ                                                             12,435   12/31/2006
------------------------------------------------------------------------------------------------
  7-d    Crystal Clinic                                                    6,976   11/30/2009
  7-e    Degussa Corporation                                              22,614   9/30/2009
   8
   9
  9-a    HEB Grocery Company                                              87,784   9/30/2011
------------------------------------------------------------------------------------------------
  9-b    Morven Partners, LP                                             105,000   3/31/2008
  9-c    Plastic Engineered Components, Inc.                              76,574   10/16/2015
  9-d    Santa Teresa Warehousing                                         70,000   8/14/2008
   10    Bally Total Fitness                                              37,000   1/31/2012
   11
------------------------------------------------------------------------------------------------
  11-a   Crystal Clinic                                                   30,627   6/30/2016
  11-b   Dellagnese Companies                                              8,680   7/31/2007
  11-c   Hanna, Campbell & Powell                                         21,826   2/28/2015
  11-d   Republic Engineered Products                                     22,993   1/31/2009
  11-e   Maximus, Inc.                                                    20,593   5/31/2008
------------------------------------------------------------------------------------------------
   12    Shoppers Food Warehouse                                          68,519   11/30/2025
   13    Red Robin International                                          54,592   5/31/2011
   14    Price Chopper                                                    73,883   12/31/2025
   15    Ace Distribution Services, Inc.                                 243,170   5/30/2008
   16    DSA Warehouse                                                   376,531   7/31/2010
------------------------------------------------------------------------------------------------
   17    Philadelphia Sports Club                                         17,500   1/31/2022
   18
  18-a
  18-b
  18-c
------------------------------------------------------------------------------------------------
  18-d
  18-e
   19    Shaw's Supermarket                                               73,184   2/29/2024
   20    LRW Investment Co.                                              445,896   9/30/2026
   21    Jewel Food Stores, Inc.                                          65,803   1/27/2010
------------------------------------------------------------------------------------------------
   22    Henry's Marketplace                                              30,250   1/31/2021
   23    Qwest Corporation                                               215,780   3/31/2016
   24
   25    Transport Express                                               356,642   12/31/2009
   26    Old Time Pottery Inc.                                            86,475   11/30/2013
------------------------------------------------------------------------------------------------
   27    Baylor Medical Center at Grapevine                               61,569   11/30/2017
   28    Grapevine Surgicare Partners, Ltd                                16,219   11/30/2021
   29    Soho House New York                                              40,750   12/31/2011
   30    Mervyn's                                                         82,496   3/31/2021
   31    Bed Bath & Beyond                                                40,000   10/31/2018
------------------------------------------------------------------------------------------------
   32    Goodwill Industries of So. California                            17,755   2/29/2016
   33    Covad Communications Group                                       51,398   7/31/2011
   34
   35    Circuit City                                                     32,987   1/31/2017
   36
------------------------------------------------------------------------------------------------
   37    International Paper Company                                     593,602   7/31/2015
   38
   39    Giant Eagle                                                      58,203   3/31/2026
   40
   41    The Baptist Health System School of Health Proficiencies         66,263   7/31/2015
------------------------------------------------------------------------------------------------
   42    Midland National Life Insurance                                  23,666   4/30/2014
   43    Mattress Discounters                                            207,000   6/30/2012
   44    Building Materials Corporation of America                       316,182   11/30/2012
   45    Sam's Club                                                      108,224   11/30/2016
   46
------------------------------------------------------------------------------------------------
   47    Club One, Inc.                                                   56,080   11/30/2010
   48    Nicolet National Bank                                            30,438   8/31/2020
   49    Hy-Vee, Inc.                                                     67,986   2/28/2026
   50    LMC Properties, Inc.                                             61,396   12/31/2006
   51
------------------------------------------------------------------------------------------------
  51-a   Wild Oats Market                                                 18,000   1/31/2008
  51-b   Sacks Gourmet Sandwiches                                          2,050   11/30/2007
   52    Miyano Machinery                                                 88,042   8/31/2013
   53    Safeway Inc.                                                     55,000   11/14/2020
   54    McGuff Compounding                                               11,130   11/30/2006
------------------------------------------------------------------------------------------------
   55
   56    Wolters Kluwer Health, Inc.                                      15,456   11/30/2010
   57
   58    T.J. Maxx                                                        28,260   11/30/2008
   59    Hy-Vee, Inc.                                                     88,879   12/31/2025
------------------------------------------------------------------------------------------------
   60    Petsmart, Inc.                                                   22,839   1/31/2016
   61    Hollywood Video                                                   5,400   9/30/2009
------------------------------------------------------------------------------------------------
   62    Food Lion                                                        35,560   9/11/2017
   63    Qwest Communications                                             30,000   3/14/2015
   64
------------------------------------------------------------------------------------------------
   65    PNS Stores - Big Lots                                            25,500   1/31/2012
   66
   67
   68    Bacchus Wine & Spirits                                            6,117   3/31/2007
   69    Safeway (dark)                                                   41,090   9/30/2011
------------------------------------------------------------------------------------------------
   70
   71    Dept of Health/Human Svcs-GSA                                    46,822   2/28/2016
   72
   73
   74    Michaels                                                         24,311   5/29/2012
------------------------------------------------------------------------------------------------
   75
   76
   77
   78    Cooper Lighting, Inc.                                            95,177   12/31/2015
   79    Hy-Vee, Inc.                                                     69,999   12/31/2025
------------------------------------------------------------------------------------------------
   80
  80-a   St. Martha's Catholic Church                                      9,320   8/31/2007
  80-b   A Kids Dentist, Inc.                                              3,150   12/31/2007
   81    Happy Buffet, Inc.                                                6,062   3/31/2016
   82    Stage Stores                                                     37,425   5/31/2018
------------------------------------------------------------------------------------------------
   83    Grunley Construction Company                                     16,753   6/30/2015
   84
   85
   86
  86-a   Allen Creme de la Creme, L.P.                                    21,162   1/31/2026
------------------------------------------------------------------------------------------------
  86-b   Colleyville Creme de la Creme, L.P.                              20,188   1/31/2026
   87    Village Shops, Inc.                                              22,000   10/31/2006
   88
   89    Bed Bath & Beyond                                                25,056   1/31/2011
   90    Fudruckers, Inc.                                                  9,018   8/31/2009
------------------------------------------------------------------------------------------------
   91
   92
   93
   94    Hy-Vee, Inc.                                                     84,600   12/31/2025
   95
------------------------------------------------------------------------------------------------
   96
   97
   98
   99
  100    D's Wings                                                         7,335   12/31/2015
------------------------------------------------------------------------------------------------
  101
  102    The Apparel Group                                               175,713   7/31/2008
  103
  104    Valero Industries, Inc.                                          12,876   10/31/2008
  105    Albertson's Inc.                                                 53,641   4/30/2029
------------------------------------------------------------------------------------------------
  106
  107    Hannaford                                                        42,293   12/31/2026
  108    Century 21 Row                                                    6,000   1/31/2009
  109
  110    Moving Relocation Special                                        14,400   8/31/2006
------------------------------------------------------------------------------------------------
  111    Syn Lawn                                                          8,010   10/31/2010
  112    Washington Mutual                                                 4,000   4/30/2014
  113    Cypress Care, Inc.                                               19,462   8/30/2012
  114    Cardenas Markets, Inc.                                           70,000   10/31/2015
  115    Goodwill Industries of S. CA                                     12,600   1/31/2014
------------------------------------------------------------------------------------------------
  116    Hy-Vee, Inc.                                                     44,496   12/31/2025
  117    Westin St. John Hotel Company, Inc.                            36 units   12/31/2010
  118    Pinellas County (HR) (Admin) (VA) (STARS)                        23,171   9/30/2010
  119    Champlain Valley - Physicians                                    35,000   1/31/2012
  120    Asian Buffet                                                      6,720   9/30/2014
------------------------------------------------------------------------------------------------
  121
  122    AGIO                                                             65,000   12/31/2020
  123    Pacific Lists, Inc.                                               2,650   7/31/2006
  124
  125    Amboy Bus Co., Inc.                                             117,948   5/31/2025
------------------------------------------------------------------------------------------------
  126    Meridian Properties(Investments), Inc.                            8,902   11/30/2010
  127
  128    Extraview Corporation                                             9,053   3/31/2009
  129    Walgreens                                                        14,820    3/6/2081
  130
------------------------------------------------------------------------------------------------
  131    Garcia Real Estate III, L.C. d/b/a Mexico                         4,800   2/28/2016
  132    Anytime Fitness                                                   3,840   2/28/2011
  133    Montesano's Deli                                                  2,400   1/31/2008
  134    Food Source                                                      51,083   5/13/2018
  135
------------------------------------------------------------------------------------------------
  136
  137    Power-One, Inc.                                                  97,440   9/30/2014
  138    Rite Aid                                                         12,114   11/7/2025
  139
  140    Farm Bureau                                                       7,544   1/22/2016
------------------------------------------------------------------------------------------------
  141    City Market Store #17                                            44,677   5/26/2013
  142    Fitness Center                                                   11,807   10/31/2007
------------------------------------------------------------------------------------------------
  143    Staples at Doc Stone Commons                                     23,942   2/28/2017
  144
  145    US Bank                                                          18,533   11/30/2007
------------------------------------------------------------------------------------------------
  146    Betty Johnson School of Dance                                    14,894   2/28/2026
  147    PetsMart, Inc.                                                   30,601   4/30/2021
  148    Hollywood Video                                                   5,115   6/28/2010
  149    Beall's (Specialty Retailers)                                    18,052   1/31/2014
  150    St. David's Healthcare                                            7,272   11/30/2015
------------------------------------------------------------------------------------------------
  151    West Marine                                                       7,621   2/28/2016
  152    Dollar K                                                          5,400   1/31/2009
  153
  154    The Faux Store                                                    3,696   7/31/2008
  155
------------------------------------------------------------------------------------------------
  156    Concord Buying Group, Inc                                        26,162   10/31/2015
  157    PetSmart, Inc.                                                   25,044   2/28/2014
  158    City Mattress                                                    10,000   12/9/2012
  159
  160
------------------------------------------------------------------------------------------------
 160-a   Walgreens Akron                                                  13,500   10/31/2044
 160-b   Walgreens Cleveland                                              13,500   10/31/2044
  161
  162    Ventura Barnett Properties                                        5,498   7/31/2007
  163
------------------------------------------------------------------------------------------------
  164    Ridge Liquor's                                                    3,600   4/30/2008
  165    Fast Fitness                                                      5,100   5/31/2011
  166    Quality Scientific Plastics                                      34,472   1/31/2010
  167
  168    Red Bud Cafe                                                      3,297   8/31/2010
------------------------------------------------------------------------------------------------
  169    Wells Fargo                                                       4,250   10/31/2015
  170    Foss Swim School                                                  6,167   6/30/2020
  171    Starbucks                                                         1,700    3/2/2016
  172
  173    Security One Bank                                                 3,393   3/31/2016
------------------------------------------------------------------------------------------------
  174    Hollywood Entertainment                                           6,014   1/31/2015
  175    Central Supermarkets                                             10,388   8/31/2009
  176    Imperial Trading Company                                         11,373   3/31/2010
  177    Ponders                                                           4,700   4/30/2009
  178    Harry Wils & Co., Inc.                                           45,620   3/31/2021
------------------------------------------------------------------------------------------------
  179    Johnstone Supply of Columbia                                     20,250   2/28/2011
  180    Wingstop                                                          1,600   7/31/2010
  181
  182    Happy Hour Liquor                                                 6,452   4/14/2014
  183    B&J Bikes                                                         6,642   2/28/2015
------------------------------------------------------------------------------------------------
  184    Heartland Church                                                  8,280   11/30/2008
  185    Ball Aerospace and Technologies                                  22,941   11/30/2010
  186    The Fargo Rose, LLC d/b/a Rose's Deli                             5,000   8/31/2011
  187    Texas Department of Criminal Justice                             29,040   7/31/2010
  188
------------------------------------------------------------------------------------------------
  189    Speedy Cash                                                       2,210   2/29/2016
  190    Community Care                                                   16,650   2/29/2016
  191    Premium Armored Services, Inc.                                    8,265   12/31/2007
  192    Washington Mutual                                                 3,175   12/31/2015
  193    33rd Street Bakery                                               10,000   12/31/2012
------------------------------------------------------------------------------------------------
  194    EGS Electrical Group                                             39,140   4/30/2011
  195    Jump and Slide                                                    5,472   5/31/2010
  196    APX International                                                20,078   12/31/2007
  197
  198    Thompson Thrift Management Co.                                   15,351   4/30/2019
------------------------------------------------------------------------------------------------
  199    Isabellas Restaurant                                              2,990   10/10/2009
  200    Advance Auto                                                      6,000   2/28/2021
  201    Aerodyne Alloys, LLC                                             43,250   2/28/2013
  202    Dietrich Industries, Inc.                                        59,100   2/28/2009
  203
------------------------------------------------------------------------------------------------
  204    AGForce Insurance Services                                        9,474   12/31/2006
  205    Goodyear Tire & Rubber Company                                    6,000   1/19/2009
  206
  207    Radio Shack                                                       2,100   1/31/2011
  208    Jakosky Properties                                                2,950   2/29/2016
------------------------------------------------------------------------------------------------
  209    Teter Consultants                                                 4,961   10/31/2013
  210
  211    D E, Inc.                                                        22,071   12/31/2010
  212    The Sherwin-Williams Company                                      6,000   1/31/2016
  213    3 Dough Boys-The Bagelry                                          1,553   12/31/2013
------------------------------------------------------------------------------------------------

                                                                                 LEASE
   ID    2ND LARGEST TENANT (8)                                          SF   EXPIRATION
--------------------------------------------------------------------------------------------

   1     The Gap/Gap Kids                                            12,480    2/29/2012
   2     Mayer Brown Rowe & Maw                                     247,933    8/31/2015
   3     Home Depot USA                                             112,058    1/31/2010
   4
  4-a
--------------------------------------------------------------------------------------------
  4-b    Scriptlogic                                                 25,380    1/21/2010
  4-c    Real Time Labs                                              19,776    1/31/2011
  4-d    SIMU                                                        28,296    5/31/2013
  4-e    Sterling Medical                                             5,000    7/31/2006
   5     Fortis Benefits Insurance Co.                               37,902    2/28/2007
--------------------------------------------------------------------------------------------
   6     Walter & Haverfield                                         43,590    1/9/2019
   7
  7-a    RJF International Corporation                               26,159   12/31/2009
  7-b    AXA Equitable Life                                           6,687    1/31/2011
  7-c    Wachovia Securities, LLC                                    12,032    2/28/2009
--------------------------------------------------------------------------------------------
  7-d    Medical Mutual Ohio                                          5,499    8/31/2006
  7-e    Telantis Research, Inc.                                      7,063    1/31/2007
   8
   9
  9-a    Tormax Technologies, Inc.                                   22,820    8/31/2007
--------------------------------------------------------------------------------------------
  9-b    Western PCS II Corp.                                        26,490   10/14/2006
  9-c    Duerr Tool & Die Co, Inc.                                   37,721   10/31/2012
  9-d
   10    T.J. Maxx                                                   32,000    1/31/2010
   11
--------------------------------------------------------------------------------------------
  11-a   Fedex Corporation                                           20,975    3/31/2011
  11-b   Graphics Intelligence Agency                                 8,613    8/31/2007
  11-c   Dairy Farmers of America, Inc.                              12,725    3/31/2009
  11-d
  11-e   U.S. General Service Administration                          3,994    1/31/2008
--------------------------------------------------------------------------------------------
   12    PetsMart, Inc.                                              19,497    1/31/2016
   13    MPEG LA, LLC                                                43,607    8/31/2012
   14    Michaels Stores, Inc.                                       21,718    9/30/2020
   15    Lidner                                                      71,788    4/30/2009
   16    Broeder Brothers                                           320,530    2/28/2013
--------------------------------------------------------------------------------------------
   17    Rite-Aid                                                    11,260    6/30/2012
   18
  18-a
  18-b
  18-c
--------------------------------------------------------------------------------------------
  18-d
  18-e
   19    Blockbuster Inc.                                             5,000    2/29/2008
   20
   21    Loyola University Medical Center                            32,160   12/31/2010
--------------------------------------------------------------------------------------------
   22    Petco                                                       13,000    1/31/2017
   23    Omaha World-Herald Company                                 136,394    3/31/2021
   24
   25
   26    Floor & Decor                                               54,996    2/28/2016
--------------------------------------------------------------------------------------------
   27
   28
   29    Vitra, Inc.                                                 14,750   12/31/2011
   30    Peter Piper Pizza                                           12,168    6/30/2008
   31    Harmons                                                      6,192   10/31/2018
--------------------------------------------------------------------------------------------
   32    Walgreen Co.                                                14,490    6/30/2066
   33    Belle Bonfils Memorial Blood                                49,473    1/31/2013
   34
   35    Michael's Stores                                            20,683    2/28/2012
   36
--------------------------------------------------------------------------------------------
   37    Silgan Containers Corporation                              158,000    7/31/2015
   38
   39    PetsMart                                                    20,087    1/31/2016
   40
   41    GSA/ Veterans Health Care System                            12,000    4/30/2015
--------------------------------------------------------------------------------------------
   42    Corporate Technologies                                      18,607    2/28/2011
   43
   44
   45    Hobby Lobby                                                 90,253   11/30/2016
   46
--------------------------------------------------------------------------------------------
   47    University of Phoenix                                       16,688    4/11/2008
   48    AON Service Corp                                            24,196   10/31/2015
   49
   50    VSE Corp.                                                   30,434    10/1/2009
   51
--------------------------------------------------------------------------------------------
  51-a   Fenix Restaurant (Mati's LLC)                                2,540    8/31/2010
  51-b   Cafe Lalibela                                                2,018    9/30/2007
   52    Leader Express                                              81,542    5/31/2012
   53    American Music Group (Dark)                                  4,187    1/31/2010
   54    Taipei Economic & Cultural                                   4,988    8/31/2010
--------------------------------------------------------------------------------------------
   55
   56    TRC Holdings, Inc.                                          11,753    2/28/2013
   57
   58    CVS Pharmacy                                                13,140   12/31/2009
   59
--------------------------------------------------------------------------------------------
   60
   61    PX Drug                                                      4,200   10/31/2008
--------------------------------------------------------------------------------------------
   62    Big Lots                                                    23,000    1/31/2009
   63
   64
--------------------------------------------------------------------------------------------
   65    99 Cent Only Store                                          23,200    7/31/2008
   66
   67
   68    Julie's Hallmark                                             4,272    7/31/2007
   69    True Value                                                   9,875   12/31/2015
--------------------------------------------------------------------------------------------
   70
   71    Dept of HR - Workers Comp                                   15,883    3/31/2011
   72
   73
   74    PetSmart                                                    20,098    2/29/2016
--------------------------------------------------------------------------------------------
   75
   76
   77
   78
   79
--------------------------------------------------------------------------------------------
   80
  80-a   Extreme Fitness                                              7,170    9/30/2011
  80-b   Dr. Charles Pelletier, DDS                                   1,907    6/30/2008
   81    Panera, LLC                                                  4,758    3/31/2016
   82    River Pools & Spas                                           9,800    6/30/2010
--------------------------------------------------------------------------------------------
   83    Shady Grove Venture Group LLC                                6,491    4/30/2010
   84
   85
   86
  86-a
--------------------------------------------------------------------------------------------
  86-b
   87    SJ Mercury News                                             20,000   12/31/2012
   88
   89    Interior Elements                                            4,500    6/30/2010
   90    United States Postal Service                                 7,791    1/31/2008
--------------------------------------------------------------------------------------------
   91
   92
   93
   94
   95
--------------------------------------------------------------------------------------------
   96
   97
   98
   99
  100    Chinese Buffet                                               5,934    3/31/2016
--------------------------------------------------------------------------------------------
  101
  102    CafePress.com                                              126,352    7/31/2017
  103
  104    Advanced Bio Prosthetics                                     9,386       MTM
  105    Blockbuster Video                                            5,600    3/31/2014
--------------------------------------------------------------------------------------------
  106
  107
  108    Shoten Market                                                4,200    1/31/2009
  109
  110    FB International                                            10,800    3/31/2009
--------------------------------------------------------------------------------------------
  111    Las Vegas Circuit Breaker                                    4,005    7/31/2008
  112    The Original Mattress Factory                                2,800    4/30/2009
  113    Rhodes, Young, Black & Duncan                                9,169    5/31/2015
  114    JK Marketing (99 Cent Store)                                13,410   11/30/2014
  115    Express Cleaners                                             2,450    1/31/2009
--------------------------------------------------------------------------------------------
  116
  117
  118    Seaboard Arbors Management Services, Inc.                    8,445    3/31/2009
  119    Big Lots                                                    20,000    1/31/2008
  120    McAlister's Deli                                             4,200   11/30/2011
--------------------------------------------------------------------------------------------
  121
  122    Art Graphics N Designs                                       6,000   12/31/2020
  123    ET Water Systems, LLC                                        2,553       MTM
  124
  125
--------------------------------------------------------------------------------------------
  126    Capital Analysts of New England Incorporated                 8,654   11/30/2010
  127
  128    Creative Explosions Inc.                                     7,570    6/30/2008
  129
  130
--------------------------------------------------------------------------------------------
  131    Forest Hill Pizzeria, Inc. t/a Vinnys Italian Grill          3,645    3/31/2016
  132    West Valley Sport and Dance, L.L.C.                          3,700    2/28/2011
  133    Cashback Payday                                              1,800    1/31/2009
  134
  135
--------------------------------------------------------------------------------------------
  136
  137
  138
  139
  140    Blockbuster                                                  5,000   11/30/2010
--------------------------------------------------------------------------------------------
  141    Dollar Tree                                                 10,312    2/9/2011
  142    Cronin's Porch & Patio                                       4,600    1/31/2007
--------------------------------------------------------------------------------------------
  143
  144
  145    AMFM Broadcasting                                           17,026   12/31/2011
--------------------------------------------------------------------------------------------
  146    Rytiphx Ltd.                                                 3,675   12/31/2010
  147
  148    Dry Cleaner                                                  2,658    4/30/2015
  149    Grand China Buffet (Wam XiaLi)                               7,000    9/30/2015
  150    BCH Group                                                    2,600    2/28/2011
--------------------------------------------------------------------------------------------
  151    Flores Mexican Restaurant                                    2,499    2/28/2012
  152    Broadway Deli & Mart                                         2,704    6/30/2010
  153
  154    Kauffman Cabinetry                                           3,281    4/30/2008
  155
--------------------------------------------------------------------------------------------
  156
  157
  158    Greek Gourmet                                                2,750    2/28/2013
  159
  160
--------------------------------------------------------------------------------------------
 160-a
 160-b
  161
  162    Pearson Communications                                       4,522    5/31/2009
  163
--------------------------------------------------------------------------------------------
  164    Dragon King                                                  2,356   12/31/2009
  165    Dr. Clyne                                                    1,875    5/31/2009
  166
  167
  168    Fresh Cleaner                                                1,802    3/12/2010
--------------------------------------------------------------------------------------------
  169    Double Dave's Pizza                                          4,250   12/31/2008
  170    Fantastic Sams                                               1,408    6/30/2010
  171    Akio Sushi                                                   1,500    5/31/2016
  172
  173    Wireless Zone                                                2,073    3/31/2013
--------------------------------------------------------------------------------------------
  174    Coldwell Banker                                              3,121    2/1/2010
  175    Family Dollar                                                7,394   12/31/2009
  176    Exit Realty of MD, LLC                                       9,964    2/28/2016
  177    Kick Boxing                                                  3,600   12/31/2006
  178    Tree of Life                                                 6,500    5/13/2006
--------------------------------------------------------------------------------------------
  179    Amarr Company, Inc.                                         20,250   10/31/2010
  180    Alex's Pharmacy                                              1,380    7/31/2010
  181
  182    Deck the Walls                                               1,883   12/31/2010
  183    Bennette Paint Mfg. Co.                                      6,318    4/30/2015
--------------------------------------------------------------------------------------------
  184    Moore's Martial Arts                                         5,760    1/31/2010
  185
  186    Pamela D. Butler, DMD                                        2,580    1/31/2016
  187    Evan's Interiors                                             2,911    6/30/2006
  188
--------------------------------------------------------------------------------------------
  189    Quiznos                                                      1,245    2/29/2016
  190
  191    Integrated Flooring                                          8,265   11/30/2008
  192
  193    ABA Inc.                                                    10,000   11/30/2007
--------------------------------------------------------------------------------------------
  194
  195    Ruffin Performance                                           4,176    8/31/2006
  196    Armstrong Graphic Systems                                   12,052    7/24/2008
  197
  198    State Farm Mutual Auto                                       3,114    1/8/2008
--------------------------------------------------------------------------------------------
  199    G.W. Place                                                   2,798   12/31/2007
  200
  201    Velocity Express, Inc.                                      15,000    7/31/2010
  202
  203
--------------------------------------------------------------------------------------------
  204    Valley Engineering, Inc.                                     9,000    4/30/2016
  205    Old Hickory Grill                                            2,400   12/31/2010
  206
  207    Imo's Pizza                                                  2,000    8/31/2010
  208    CA Outdoor Advertising                                       1,500    6/30/2006
--------------------------------------------------------------------------------------------
  209    ADCC                                                         2,663   10/31/2013
  210
  211
  212
  213    Grandiff Medical Supply                                      1,052    9/30/2006
--------------------------------------------------------------------------------------------

                                                                                        LEASE           PERCENT          LEASED
   ID    3RD LARGEST TENANT (8)                                                SF    EXPIRATION          LEASED      AS-OF DATE
--------------------------------------------------------------------------------------------------------------------------------

   1     Victoria's Secret                                                 10,849     1/31/2016           87.7%       2/28/2006
   2     Arent Fox                                                         86,215     6/30/2018           99.5%        3/1/2006
   3     Kohl's Department Stores                                          89,531     1/28/2023           99.4%       1/10/2006
   4                                                                                                      96.3%       5/15/2006
  4-a                                                                                                    100.0%       5/15/2006
--------------------------------------------------------------------------------------------------------------------------------
  4-b    Deutsche Bank                                                      4,456     5/31/2011          100.0%       5/15/2006
  4-c    JKG Printing                                                      16,775     7/31/2008           88.8%       5/15/2006
  4-d    Affiniti Architects                                                6,035     5/31/2010          100.0%       5/15/2006
  4-e    Padaria                                                            2,500     3/31/2007          100.0%       5/15/2006
   5     Intrepid Companies, Inc                                           30,782    10/31/2008           82.8%       2/28/2006
--------------------------------------------------------------------------------------------------------------------------------
   6     Duvin, Cahn, & Hutton, LPA                                        40,076     8/31/2008           89.8%       3/23/2006
   7                                                                                                      90.1%       3/28/2006
  7-a    Fedex Corporation                                                 24,093    12/31/2015          100.0%       3/28/2006
  7-b    Salomon Smith Barney                                               6,051    11/30/2010           73.8%       3/28/2006
  7-c    Chevron USA, Inc.                                                  3,449     5/31/2010           93.5%       3/28/2006
--------------------------------------------------------------------------------------------------------------------------------
  7-d    Reserve Group                                                      5,389     7/31/2007           87.7%       3/28/2006
  7-e                                                                                                    100.0%       3/28/2006
   8                                                                                                      95.7%       2/28/2006
   9                                                                                                      85.9%       4/28/2006
  9-a    Sino Swearingen Aircraft                                          13,840     7/31/2007           86.2%       4/28/2006
--------------------------------------------------------------------------------------------------------------------------------
  9-b    Anmar Enterprises, Inc.                                           21,600     1/31/2012           75.7%       4/28/2006
  9-c                                                                                                    100.0%       4/28/2006
  9-d                                                                                                    100.0%       4/28/2006
   10    Ross Dress for Less                                               30,187     1/31/2016           85.2%        2/1/2006
   11                                                                                                     91.1%       3/28/2006
--------------------------------------------------------------------------------------------------------------------------------
  11-a   Dellagnese Companies                                              10,397     3/31/2011          100.0%       3/28/2006
  11-b   First Merit Corporation                                            7,240    10/31/2007           88.2%       3/28/2006
  11-c   SRA International Inc.                                             4,085    12/31/2008          100.0%       3/28/2006
  11-d                                                                                                    68.6%       3/28/2006
  11-e   Dr. Gary Guido                                                     1,702    11/30/2009           90.9%       3/28/2006
--------------------------------------------------------------------------------------------------------------------------------
   12    Planet Replay, Inc.                                                5,293     5/31/2016           86.4%        4/7/2006
   13    Xanterra Parks & Resorts                                          30,195    11/30/2012           96.6%       4/19/2006
   14    Bed Bath & Beyond                                                 20,900     1/31/2019          100.0%       2/27/2006
   15    Pel-Freez Clinical                                                44,066     4/30/2010           93.9%        5/2/2006
   16    Trade Am Int.                                                    195,990     8/31/2011           92.4%        1/1/2006
--------------------------------------------------------------------------------------------------------------------------------
   17    Wawa                                                               5,634     5/31/2009           95.9%       4/24/2006
   18                                                                                                     87.4%       3/31/2006
  18-a                                                                                                    90.3%       3/31/2006
  18-b                                                                                                    86.3%       3/31/2006
  18-c                                                                                                    89.4%       3/31/2006
--------------------------------------------------------------------------------------------------------------------------------
  18-d                                                                                                    89.4%       3/31/2006
  18-e                                                                                                    81.4%       3/31/2006
   19    Needleman's Inc.                                                   3,647     2/28/2011           96.6%        2/1/2006
   20                                                                                                    100.0%        6/1/2006
   21    Powerhouse Gym                                                    22,706     5/31/2014           93.3%       4/24/2006
--------------------------------------------------------------------------------------------------------------------------------
   22    Prudential California Realty                                       5,124     3/31/2011           93.7%        5/1/2006
   23                                                                                                     91.8%       3/29/2006
   24                                                                                                     94.7%       4/12/2006
   25                                                                                                    100.0%       4/27/2006
   26    Office Depot, Inc.                                                31,713    12/31/2010           90.5%       3/31/2006
--------------------------------------------------------------------------------------------------------------------------------
   27                                                                                                    100.0%        6/1/2006
   28                                                                                                    100.0%        6/1/2006
   29    Spice Market                                                      10,500     2/28/2017          100.0%       1/13/2006
   30    China Super Buffet                                                 6,700     5/31/2013          100.0%       4/19/2006
   31    Webster Bank                                                       4,000     6/30/2019           98.1%       1/17/2006
--------------------------------------------------------------------------------------------------------------------------------
   32    Big 5 Corp.                                                       10,000     1/31/2017          100.0%        5/1/2006
   33    Centex Home Equity Company, LLC                                   34,628     9/30/2010          100.0%       1/31/2006
   34                                                                                                     76.3%      12/31/2005
   35    Famous Footwear                                                   10,000     3/31/2012          100.0%       3/15/2006
   36                                                                                                     98.0%        3/6/2006
--------------------------------------------------------------------------------------------------------------------------------
   37    Exel Transportation Services, Inc.                                 1,200    12/31/2006          100.0%        5/2/2006
   38                                                                                                     69.2%      12/31/2005
   39    Panera Bread                                                       5,000     9/16/2016           99.0%       4/13/2006
   40                                                                                                     82.6%      12/31/2005
   41    University of Texas Health Science Center                         11,748     6/30/2010           82.4%        2/1/2006
--------------------------------------------------------------------------------------------------------------------------------
   42    Multiband Corporation                                             14,970     6/30/2017           84.4%        4/5/2006
   43                                                                                                    100.0%        6/1/2006
   44                                                                                                    100.0%        6/1/2006
   45                                                                                                    100.0%       1/23/2006
   46                                                                                                     96.7%        3/1/2006
--------------------------------------------------------------------------------------------------------------------------------
   47    Scottrade                                                          1,764     3/31/2009          100.0%        3/1/2006
   48    Citigroup Global Markets                                           9,124    11/30/2016           81.4%        4/1/2006
   49                                                                                                    100.0%        2/8/2006
   50    Nestle USA, Inc.                                                  21,690    12/31/2008          100.0%        3/1/2006
   51                                                                                                     93.7%        5/4/2006
--------------------------------------------------------------------------------------------------------------------------------
  51-a   Visser Dentistry                                                   2,400     6/30/2011          100.0%        5/4/2006
  51-b   Curves Fitness Center                                              1,950     1/31/2010           73.0%        5/4/2006
   52                                                                                                    100.0%        2/2/2006
   53    Blue Palm Selections, L.L.C., dba $1.00 Selections                 3,256     6/2/2010            94.4%       4/26/2006
   54    Corbin Hill                                                        3,644     6/30/2006           94.5%        5/1/2006
--------------------------------------------------------------------------------------------------------------------------------
   55                                                                                                     97.8%       4/25/2006
   56    Montgomery Newspapers                                              7,738     9/30/2007           77.7%        4/1/2006
   57                                                                                                     91.9%      12/31/2005
   58    Mattress King, Inc.                                                6,314     2/28/2010          100.0%        1/1/2006
   59                                                                                                    100.0%        1/9/2006
--------------------------------------------------------------------------------------------------------------------------------
   60                                                                                                    100.0%       4/19/2006
   61    Auto Zone                                                          3,600     1/31/2009          100.0%        3/1/2006
--------------------------------------------------------------------------------------------------------------------------------
   62    Shoe City                                                          6,720     2/28/2010           99.1%       1/26/2006
   63                                                                                                    100.0%       3/23/2006
   64                                                                                                     72.0%       3/31/2006
--------------------------------------------------------------------------------------------------------------------------------
   65    Kaiser Foundation Hospitals                                        4,770     2/28/2007           98.5%        4/1/2006
   66                                                                                                     81.4%      12/31/2005
   67                                                                                                     75.7%      12/31/2005
   68    Euphorea Salon, LLC                                                3,067     4/30/2011          100.0%        3/1/2006
   69    Outback Steakhouse                                                 7,500    10/31/2015           94.7%      12/10/2005
--------------------------------------------------------------------------------------------------------------------------------
   70                                                                                                     97.5%        2/8/2006
   71    Spartan Mortgage                                                   3,696     2/28/2008           96.6%        3/1/2006
   72                                                                                                     80.3%      12/31/2005
   73                                                                                                     60.7%      12/31/2005
   74    Pier One                                                           9,488     3/31/2012           80.1%       3/14/2006
--------------------------------------------------------------------------------------------------------------------------------
   75                                                                                                     98.5%       4/20/2006
   76                                                                                                     98.7%       4/11/2006
   77                                                                                                     97.9%       1/31/2006
   78                                                                                                    100.0%        1/1/2006
   79                                                                                                    100.0%        1/9/2006
--------------------------------------------------------------------------------------------------------------------------------
   80                                                                                                     88.7%       4/30/2006
  80-a   Alta Cleaners                                                      4,350     9/30/2010           86.5%       4/30/2006
  80-b   Bolsa Medical Arts Pharmacy                                        1,350     6/30/2006           92.9%       4/30/2006
   81    Five Below, Inc.                                                   4,240     4/30/2011           86.8%        5/3/2006
   82    Dolgencorp, Inc.                                                   8,000    12/31/2007           94.5%        5/4/2006
--------------------------------------------------------------------------------------------------------------------------------
   83    Joel Schwartz, DDS, LLC                                            3,039     7/31/2016           93.8%        5/1/2006
   84                                                                                                     96.1%        3/1/2006
   85                                                                                                     98.2%       2/15/2006
   86                                                                                                    100.0%        6/1/2006
  86-a                                                                                                   100.0%        6/1/2006
--------------------------------------------------------------------------------------------------------------------------------
  86-b                                                                                                   100.0%        6/1/2006
   87    All Reasons Moving, Inc.                                          19,500     5/31/2010          100.0%        3/3/2006
   88                                                                                                     69.5%       2/28/2006
   89    Radio Shack                                                        2,850     1/31/2007           94.8%      11/29/2005
   90    The Philly Franchising                                             3,029     7/31/2009           68.5%       3/31/2006
--------------------------------------------------------------------------------------------------------------------------------
   91                                                                                                     95.9%        2/6/2006
   92                                                                                                     56.0%      10/31/2005
   93                                                                                                     96.7%        4/6/2006
   94                                                                                                    100.0%      12/30/2005
   95                                                                                                     75.7%      12/31/2005
--------------------------------------------------------------------------------------------------------------------------------
   96                                                                                                     74.9%      12/31/2005
   97                                                                                                     66.4%      12/31/2005
   98                                                                                                     57.2%      12/31/2005
   99                                                                                                     58.9%      12/31/2005
  100    Mattress Columbia                                                  3,413     2/28/2011          100.0%       3/30/2006
--------------------------------------------------------------------------------------------------------------------------------
  101                                                                                                     95.8%       3/28/2006
  102                                                                                                     93.8%       12/1/2005
  103                                                                                                     72.8%       9/30/2005
  104    SA Extended Medi Care                                              7,913    11/30/2006          100.0%        4/1/2006
  105    AT&T Wireless Services                                             2,712     5/31/2009          100.0%        9/6/2005
--------------------------------------------------------------------------------------------------------------------------------
  106                                                                                                    100.0%        3/7/2006
  107                                                                                                    100.0%        6/1/2006
  108    Akasaka Restaurant                                                 4,050     1/31/2011           94.2%        3/1/2006
  109                                                                                                     68.2%       3/27/2006
  110    Hosada Bros.                                                      10,710     1/31/2007           92.0%       4/20/2006
--------------------------------------------------------------------------------------------------------------------------------
  111    J&T Builders                                                       4,005     6/30/2008          100.0%       4/20/2006
  112    Verizon Wireless                                                   2,650     1/31/2009          100.0%        2/1/2006
  113    Scovill Fasteners, Inc.                                            7,336     6/30/2012           90.2%       2/15/2006
  114    Kragen Auto                                                        4,800    10/31/2009          100.0%       2/16/2006
  115    Crown Dental Group                                                 2,302     8/18/2014           96.0%       2/17/2006
--------------------------------------------------------------------------------------------------------------------------------
  116                                                                                                    100.0%      12/30/2005
  117                                                                                                    100.0%        6/1/2006
  118    Eckerd Youth Alternatives, Inc.                                    4,088    11/30/2007           88.4%       3/31/2006
  119    C.V. Fitness & Health Center                                      15,392     9/30/2007           97.4%        2/9/2006
  120    1st Independent Bank                                               2,730     9/30/2019          100.0%       3/30/2006
--------------------------------------------------------------------------------------------------------------------------------
  121                                                                                                     95.7%       2/27/2006
  122                                                                                                     78.9%      12/21/2005
  123    Independent Review Consulting                                      2,175     2/28/2008          100.0%       2/24/2006
  124                                                                                                     67.6%      10/31/2005
  125                                                                                                    100.0%        6/1/2006
--------------------------------------------------------------------------------------------------------------------------------
  126    The Grossman Companies, Inc.                                       6,107     11/1/2008          100.0%        4/1/2006
  127                                                                                                     89.4%       4/18/2006
  128    Carsem, Inc.                                                       4,567     6/30/2009           96.8%       3/22/2006
  129                                                                                                    100.0%       3/30/2006
  130                                                                                                     93.9%        2/2/2006
--------------------------------------------------------------------------------------------------------------------------------
  131    Flames, Inc. t/a Liberty Valence Restaurant                        2,700     2/20/2016          100.0%       4/13/2006
  132    Lauret Schreier, DDS, P.L.L.C.                                     3,000     3/31/2011           94.2%       5/15/2006
  133    Affordable Cleaners                                                1,800     2/1/2010            94.3%        5/2/2006
  134                                                                                                    100.0%        6/1/2006
  135                                                                                                    100.0%       3/31/2006
--------------------------------------------------------------------------------------------------------------------------------
  136                                                                                                    100.0%       3/31/2006
  137                                                                                                    100.0%        6/1/2006
  138                                                                                                    100.0%        1/4/2006
  139                                                                                                     81.0%      12/31/2005
  140    Once Upon a Child                                                  4,872     8/4/2010            88.9%       2/28/2006
--------------------------------------------------------------------------------------------------------------------------------
  141    Movie Gallery                                                      7,124    10/31/2006           96.1%       11/1/2005
  142    Digital Vision & Audio                                             3,212    11/30/2007          100.0%       4/19/2006
--------------------------------------------------------------------------------------------------------------------------------
  143                                                                                                    100.0%        6/1/2006
  144                                                                                                    100.0%       1/31/2006
  145                                                                                                    100.0%       3/24/2006
--------------------------------------------------------------------------------------------------------------------------------
  146    CE Painting Co.                                                    2,709    12/31/2008          100.0%       3/10/2006
  147                                                                                                    100.0%        6/1/2006
  148    Ken & Margrt Merriwether                                           1,650     9/30/2009           93.3%       4/14/2006
  149    Aaron Rents, Inc.                                                  5,584    12/31/2009          100.0%        3/1/2006
  150    T-Mobile                                                           1,600    12/31/2011           91.5%       4/14/2006
--------------------------------------------------------------------------------------------------------------------------------
  151    Domino's Pizza                                                     1,400     3/31/2011          100.0%       4/19/2006
  152    Townhouse Cleaners                                                 1,500     8/31/2007          100.0%        2/1/2006
  153                                                                                                     62.9%      12/31/2005
  154    The Pool People                                                    2,486     6/30/2006           94.6%       3/28/2006
  155                                                                                                     98.7%       3/13/2006
--------------------------------------------------------------------------------------------------------------------------------
  156                                                                                                    100.0%       3/29/2006
  157                                                                                                    100.0%        6/1/2006
  158    Shiny Nails                                                        1,375     1/31/2010          100.0%       3/27/2006
  159                                                                                                    100.0%       3/30/2006
  160                                                                                                    100.0%       3/22/2006
--------------------------------------------------------------------------------------------------------------------------------
 160-a                                                                                                   100.0%       3/22/2006
 160-b                                                                                                   100.0%       3/22/2006
  161                                                                                                    100.0%       1/31/2006
  162    B&C Homes                                                          1,415     2/28/2011          100.0%        4/5/2006
  163                                                                                                     96.2%       3/23/2006
--------------------------------------------------------------------------------------------------------------------------------
  164    Ent Federal Credit Union                                           1,780    10/31/2007           94.4%        4/3/2006
  165    Chessco                                                            1,875    12/31/2010          100.0%       1/24/2006
  166                                                                                                    100.0%        6/1/2006
  167                                                                                                     89.3%        1/4/2006
  168    Taco Del Mar                                                       1,540     7/5/2015            86.6%       2/22/2006
--------------------------------------------------------------------------------------------------------------------------------
  169    Adrian Cleaners                                                    3,500     6/30/2009          100.0%       4/12/2006
  170    Tropical Smoothie                                                  1,304     6/30/2015          100.0%       1/10/2006
  171    iSold it on eBay                                                   1,460     3/31/2011           85.8%       3/29/2006
  172                                                                                                     97.5%      11/17/2005
  173    Jackson Hewitt Tax                                                 1,679     1/31/2011          100.0%        3/1/2006
--------------------------------------------------------------------------------------------------------------------------------
  174    Starbucks Coffee Company                                           1,500     2/28/2015          100.0%       11/1/2005
  175    Bumper to Bumper                                                   3,965     9/30/2008          100.0%       8/31/2005
  176    Montgomery Renal Center                                            6,488     5/30/2012          100.0%       12/1/2005
  177    Mystic Inc. and Matthew                                            3,200    12/31/2006          100.0%       3/21/2006
  178                                                                                                    100.0%       3/30/2006
--------------------------------------------------------------------------------------------------------------------------------
  179    Carolina Comfort, Inc.                                            12,000     8/31/2012          100.0%       2/16/2006
  180    Dr. Dy Pediatric Clinic                                            1,380     7/31/2010          100.0%       3/20/2006
  181                                                                                                    100.0%        2/9/2006
  182    Dr. Batchelor                                                      1,408    11/14/2010          100.0%       3/29/2006
  183                                                                                                    100.0%       4/18/2006
--------------------------------------------------------------------------------------------------------------------------------
  184    Pinnacle Roofing                                                   2,880    10/31/2006          100.0%       3/24/2006
  185                                                                                                    100.0%        1/1/2006
  186                                                                                                    100.0%       2/28/2006
  187    Orka Distribution                                                  2,480     7/31/2006           90.9%        2/8/2004
  188                                                                                                    100.0%       1/18/2006
--------------------------------------------------------------------------------------------------------------------------------
  189    Papa Johns Pizza                                                   1,177     2/29/2016          100.0%        3/7/2006
  190                                                                                                    100.0%       3/15/2006
  191    Staffmark Investments, LLC                                         6,869     5/31/2008          100.0%        1/2/2006
  192                                                                                                    100.0%        6/1/2006
  193                                                                                                    100.0%        4/3/2006
--------------------------------------------------------------------------------------------------------------------------------
  194                                                                                                    100.0%       4/17/2006
  195    Classic Gymnastics                                                 4,176     8/31/2006          100.0%        5/3/2006
  196    Euro Design                                                        8,000     1/31/2009          100.0%       3/10/2006
  197                                                                                                    100.0%        2/1/2006
  198    Kelly Services, Inc.                                               1,252     4/30/2008          100.0%        5/1/2006
--------------------------------------------------------------------------------------------------------------------------------
  199    Super Mini Mart                                                    2,000    10/31/2008           94.1%        2/6/2006
  200                                                                                                    100.0%       3/29/2006
  201    FM Industries, LLC                                                13,000    10/31/2007          100.0%        3/3/2006
  202                                                                                                    100.0%       3/10/2006
  203                                                                                                     74.6%        4/4/2006
--------------------------------------------------------------------------------------------------------------------------------
  204    Acordia West Inc.                                                  6,510     3/31/2009          100.0%        5/1/2006
  205    The Gun Rack                                                       1,200     3/31/2008          100.0%        4/1/2005
  206                                                                                                     94.1%       3/16/2006
  207    The UPS Store                                                      1,200     9/30/2009           90.3%        3/9/2006
  208    Scott Taylor                                                         750     7/31/2007          100.0%       2/17/2006
--------------------------------------------------------------------------------------------------------------------------------
  209                                                                                                    100.0%       11/1/2005
  210                                                                                                     89.2%       3/31/2006
  211                                                                                                    100.0%      11/18/2005
  212                                                                                                    100.0%       1/24/2006
  213    Syed A. Hassnain-TAJ Spice & Sweets                                1,052     3/31/2007          100.0%       12/1/2005
--------------------------------------------------------------------------------------------------------------------------------

                      UPFRONT                                          MONTHLY
                  REPLACEMENT                                      REPLACEMENT       UPFRONT      MONTHLY     MONTHLY TAX
   ID             RESERVES ($)                                     RESERVES ($)     TI/LC ($)    TI/LC ($)      ESCROW ($)
-----------------------------------------------------------------------------------------------------------------------------

   1
   2                                                                                                            1,019,431
   3                                                                     5,221
   4                                                                                                               45,030
  4-a
-----------------------------------------------------------------------------------------------------------------------------
  4-b
  4-c
  4-d
  4-e
   5                                                                     7,471     1,000,000                      110,735
-----------------------------------------------------------------------------------------------------------------------------
   6                   12,231                                           12,231        37,500       37,500          74,535
   7                                                                     6,345                     29,400          49,660
  7-a
  7-b
  7-c
-----------------------------------------------------------------------------------------------------------------------------
  7-d
  7-e
   8                                                                     4,667                                     17,995
   9                                                                                               15,000          45,366
  9-a
-----------------------------------------------------------------------------------------------------------------------------
  9-b
  9-c
  9-d
   10                   4,208                                            4,208        14,167       14,167          31,056
   11                                                                    4,635                     20,900          34,916
-----------------------------------------------------------------------------------------------------------------------------
  11-a
  11-b
  11-c
  11-d
  11-e
-----------------------------------------------------------------------------------------------------------------------------
   12
   13                                                                              2,400,000                       48,586
   14
   15                                                                                150,000       12,350
   16                                                                   12,302                                     24,962
-----------------------------------------------------------------------------------------------------------------------------
   17                   1,048                                            1,048         3,930        3,930          18,616
   18                  24,403                                           24,403                                     18,624
  18-a
  18-b
  18-c
-----------------------------------------------------------------------------------------------------------------------------
  18-d
  18-e
   19                   1,272                                            1,272         2,083        2,083          16,324
   20
   21                                                                                                              87,287
-----------------------------------------------------------------------------------------------------------------------------
   22
   23                                                                   10,000                                     15,733
   24                  72,000                                                                                      42,805
   25
   26                                                                                                              27,500
-----------------------------------------------------------------------------------------------------------------------------
   27
   28
   29                     825                                              825                                     11,223
   30                  54,824                                                         75,000                       17,050
   31                     673                                              673                                     24,865
-----------------------------------------------------------------------------------------------------------------------------
   32                                                                      486                      2,100           4,412
   33                                                                                                              18,816
   34                  13,896                                           13,896                                      8,034
   35                     760                                              760                                     20,660
   36                                                                    3,300                                     10,977
-----------------------------------------------------------------------------------------------------------------------------
   37                                                                                                              23,979
   38                                                                   17,955                                     25,297
   39                                                                    1,359       205,088                       16,051
   40                 425,000                                                                                       5,914
   41                                                                    2,242                      8,850           9,397
-----------------------------------------------------------------------------------------------------------------------------
   42                                                                    1,992                      6,334          26,629
   43                                                                    1,725       600,000
   44                   2,635                                            2,635                                      7,924
   45
   46                                                                      759                                     14,733
-----------------------------------------------------------------------------------------------------------------------------
   47                                                                    1,333       200,000        5,500           8,452
   48                                                                                                              12,570
   49
   50                                                                    2,203                                      8,099
   51                                                                    9,696                                      8,802
-----------------------------------------------------------------------------------------------------------------------------
  51-a
  51-b
   52                                                                    2,120       389,000        2,875           5,625
   53                                                                                                              16,344
   54                                                                                204,000                       13,906
-----------------------------------------------------------------------------------------------------------------------------
   55                                                                    7,521                                     21,087
   56                                                                    1,740       248,510       20,833          18,000
   57                                                                    7,500                                      9,579
   58                                                                    1,188                      5,941           6,275
   59
-----------------------------------------------------------------------------------------------------------------------------
   60
   61                     379                                              379         1,833        1,833           8,021
-----------------------------------------------------------------------------------------------------------------------------
   62                                                                    1,404                      3,636           6,992
   63                                                                                                              12,825
   64                                                                    9,813                                      3,531
-----------------------------------------------------------------------------------------------------------------------------
   65                                                                    1,759                      3,500           5,950
   66                                                                    9,570                                      8,989
   67                   8,540                                            8,540                                      6,574
   68                     488                                              488         2,542        2,542          17,756
   69                                                                      990     2,350,000        2,000           5,927
-----------------------------------------------------------------------------------------------------------------------------
   70
   71                                                                    1,583                      3,000           7,817
   72                 200,000                     4% of Monthly Gross Revenues                                      9,979
   73                 125,000
   74                                                                      841
-----------------------------------------------------------------------------------------------------------------------------
   75                                                                    4,850                                     10,351
   76                                                                    1,904                                      6,619
   77                 240,000
   78
   79
-----------------------------------------------------------------------------------------------------------------------------
   80                     872                                              872         4,167        4,167          13,995
  80-a
  80-b
   81                                                                                155,000                        3,321
   82                                                                    1,424                      3,000           3,870
-----------------------------------------------------------------------------------------------------------------------------
   83                     839                                              839         3,500        3,500           5,968
   84                                                                    4,500                                      9,268
   85                                                                    7,000                                      3,870
   86                                                                                  3,446        3,446
  86-a
-----------------------------------------------------------------------------------------------------------------------------
  86-b
   87                                                                    1,414                      5,468           9,417
   88                                                                    6,896                                      6,014
   89                                                                      365                      2,650          13,787
   90                                                                                150,000                       13,132
-----------------------------------------------------------------------------------------------------------------------------
   91                                                                                                               4,826
   92                                             4% of Monthly Gross Revenues                                     11,577
   93                                                                    3,775                                     15,588
   94
   95                   7,906                                            7,906                                      6,217
-----------------------------------------------------------------------------------------------------------------------------
   96                              No less than 4% of the monthly gross income
   97                   6,860                                            6,860                                      6,993
   98                   6,728                                            6,728                                      4,395
   99                   6,624                                            6,624                                      8,174
  100                                                                                 49,000                        3,732
-----------------------------------------------------------------------------------------------------------------------------
  101                 160,000                                            2,785                                      5,723
  102
  103                 792,560                                            7,397                                      9,976
  104                   1,235                                            1,235         3,833        3,833           9,828
  105
-----------------------------------------------------------------------------------------------------------------------------
  106                                                                    1,200                                      2,760
  107                                                                                    583          583
  108                                                                    3,948                        525           2,655
  109                                                                                                               5,745
  110                                                                                120,000                        1,079
-----------------------------------------------------------------------------------------------------------------------------
  111                                                                                 60,000                          572
  112                     237                                              237         1,000        1,000           4,170
  113                                                                      795       131,250                        5,642
  114
  115                                                                                               1,500           2,294
-----------------------------------------------------------------------------------------------------------------------------
  116
  117                     750                                              750       186,415                        2,059
  118                                                                                               3,125           6,339
  119                                                                    2,999                                     10,974
  120                                                                                 45,000                        3,438
-----------------------------------------------------------------------------------------------------------------------------
  121                                                                    3,550                                      6,861
  122                                                                                200,000                          339
  123                                                                      365                      3,793           3,899
  124
  125                     250
-----------------------------------------------------------------------------------------------------------------------------
  126                                                                                                               7,405
  127                                                                                                               4,266
  128                                                                                                               4,633
  129
  130                                                                    1,200                                      4,890
-----------------------------------------------------------------------------------------------------------------------------
  131                                                                                                               1,616
  132                                                                                 65,600                        3,904
  133                     350                                              350        50,000                        2,116
  134                     426                                              426
  135                                                                                                              11,596
-----------------------------------------------------------------------------------------------------------------------------
  136                                                                                                              15,895
  137
  138
  139                  10,834                                            5,417                                      2,709
  140                                                                      613        75,000        3,022           5,293
-----------------------------------------------------------------------------------------------------------------------------
  141                  82,000                                                         86,000                        6,211
  142                                                                      500                      2,353           5,179
-----------------------------------------------------------------------------------------------------------------------------
  143
  144                   1,208                                            1,208                                      6,334
  145                                                                                                               7,650
-----------------------------------------------------------------------------------------------------------------------------
  146                                                                                                                 863
  147                                                                                                              11,930
  148                                                                                               1,800           3,896
  149             14,000 (LOC)                                             540   36,000 (LOC)                       6,392
  150                                                                                                                 960
-----------------------------------------------------------------------------------------------------------------------------
  151                                                                                                               1,912
  152                                                                      153                                      2,451
  153                 280,000                                            6,738                                      2,350
  154                                                                      642                                      3,110
  155                                                                      747                                      2,882
-----------------------------------------------------------------------------------------------------------------------------
  156                                                                                                               1,654
  157
  158                                                                      258                                      2,119
  159                                                                    1,625                                      3,222
  160
-----------------------------------------------------------------------------------------------------------------------------
 160-a
 160-b
  161                     875                                              875                                      3,966
  162                                                                                                               3,096
  163                                                                      633                                      3,237
-----------------------------------------------------------------------------------------------------------------------------
  164                     287                                              287         1,167        1,167           2,919
  165                     161                                              161
  166                     747                                              747         2,011        2,011           2,743
  167                                                                    2,149                                      7,442
  168                                                                      130                      1,067           3,398
-----------------------------------------------------------------------------------------------------------------------------
  169
  170                                                                      124                        746           2,976
  171                                                                                                 800           1,653
  172                                                                      830                                      3,522
  173
-----------------------------------------------------------------------------------------------------------------------------
  174                                                                      168                        924           3,036
  175                     378                                              378         1,240        1,240           1,735
  176
  177                                                                                                               3,224
  178
-----------------------------------------------------------------------------------------------------------------------------
  179                                                                                               1,500           2,685
  180                                                                      138                        789           1,287
  181                     933                                              933                                      3,750
  182                                                                      137                        888           2,451
  183                                                                                                                 777
-----------------------------------------------------------------------------------------------------------------------------
  184                                                                                 75,000                        1,393
  185
  186                                                                                                 632           1,754
  187                                                                      570                                      2,420
  188                                                                                                               2,283
-----------------------------------------------------------------------------------------------------------------------------
  189                                                                                                                 877
  190                                                                                               1,000           1,797
  191                                                                      315                        967           4,371
  192                      40                                               40
  193                                                                                 40,000        1,000           3,336
-----------------------------------------------------------------------------------------------------------------------------
  194                                                                                                               2,743
  195                                                                                 65,000                        1,041
  196                                                                            40,130 (LOC)       1,433           3,935
  197                                                                      625                                      3,133
  198                                                                                                                 543
-----------------------------------------------------------------------------------------------------------------------------
  199                  39,143                                              563                        775           1,365
  200
  201                                                                                                               4,963
  202                                                                                                               1,651
  203                                                                      463                                      3,640
-----------------------------------------------------------------------------------------------------------------------------
  204                                                                           110,000 (LOC)       1,799           3,075
  205
  206                                                                      417                                      2,489
  207                                                                      360        29,000          764           1,839
  208                                                                                                                 814
-----------------------------------------------------------------------------------------------------------------------------
  209                                                                                                               1,059
  210                                                                                                               4,427
  211
  212
  213
-----------------------------------------------------------------------------------------------------------------------------

            MONTHLY INSURANCE              UPFRONT       OTHER ESCROW
   ID               ESCROW ($)     OTHER ESCROW ($) (9)  DESCRIPTION (9)
------------------------------------------------------------------------------------------------------------------------------------

   1
   2                                    15,000,000       Identified Rollover Space Reserve ($15,000,000), Ground Rent Reserve
   3
   4                   25,550
  4-a
------------------------------------------------------------------------------------------------------------------------------------
  4-b
  4-c
  4-d
  4-e
   5                    4,025            1,000,000       Holdback Impound
------------------------------------------------------------------------------------------------------------------------------------
   6                   14,212            2,077,939       Weston Hurd/NEBS/Barnes Distribution Escrows
   7                    3,283              264,734       Base Rent Reserve ($200,000), Tenant Holdback Reserve ($64,734), Buildout
                                                          Reserve
  7-a
  7-b
  7-c
------------------------------------------------------------------------------------------------------------------------------------
  7-d
  7-e
   8                   14,185       3,009,800 (LOC)      Flood Insurance Requirement ($2,000,000 LOC), Rent Loss Insurance
                                                          Requirement ($1,009,800 LOC)
   9                   10,327
  9-a
------------------------------------------------------------------------------------------------------------------------------------
  9-b
  9-c
  9-d
   10                   6,671              400,000       Old Navy Holdback
   11                   2,717              236,886       Holdback Reserve
------------------------------------------------------------------------------------------------------------------------------------
  11-a
  11-b
  11-c
  11-d
  11-e
------------------------------------------------------------------------------------------------------------------------------------
   12                               4,033,050 (LOC)      Occupancy
   13                                      350,000       MPEG Reserve
   14
   15                                      613,840       Occupancy Reserve ($450,000), Horizon Health Reserve ($163,840)
   16                                      100,000       Environmental Impound
------------------------------------------------------------------------------------------------------------------------------------
   17                   1,192              279,267       Musicland Tenant Reserve
   18                   5,515
  18-a
  18-b
  18-c
------------------------------------------------------------------------------------------------------------------------------------
  18-d
  18-e
   19
   20
   21                   3,090              360,000       Additional Security
------------------------------------------------------------------------------------------------------------------------------------
   22                                      634,078       Rent and Construction Guarantee Escrows ($634,078), Occupancy Reserve
   23
   24
   25
   26                  12,340            2,100,000       Vacant Space Leasing Reserve Holdback
------------------------------------------------------------------------------------------------------------------------------------
   27
   28
   29
   30                                      437,896       Tenant Lease Mervyns ($433,104) ; Ground Rent ($4,791.67)
   31                                          650       Use Permit Escrow
------------------------------------------------------------------------------------------------------------------------------------
   32                   1,530              530,000       Occupancy Reserve ($264,000), Tenant Improvement Reserve ($154,750),
                                                           Big 5 Rent Reserve ($111,250)
   33                   2,683
   34                   3,001
   35                   1,354               78,000       Tenant Rent Step Escrow
   36                   2,401
------------------------------------------------------------------------------------------------------------------------------------
   37
   38
   39                     935            1,489,923       Hibitt Reserve ($45,000), Alltel Reserve ($3,372), Aspen Dental Reserve
                                                          ($900,000), Check Smart Reserve ($500,000), Nail Club Reserve ($5,182),
                                                          Panera Bread Reserve ($36,369)
   40                   4,582
   41                   5,594            3,500,000       Economic Impound
------------------------------------------------------------------------------------------------------------------------------------
   42                   2,317            1,246,918       Smith Barney Reserve ($131,250), Bobcat Reserve ($115,668), Corporate
                                                           Technologies, LLC and Multiband Tenancy LOC ($1,000,000), Special
                                                           Leasing Reserve
   43
   44                                    4,713,755       BMCA Lease Work, BMCA Rent HB, Site Plan Approval HB, Environmental HB
   45
   46                     936
------------------------------------------------------------------------------------------------------------------------------------
   47                   1,310
   48                                      126,000       Citigroup Letter of Credit
   49
   50                   1,208              300,000       Cash Collateral Reserve ($300,000)
   51                   2,667
------------------------------------------------------------------------------------------------------------------------------------
  51-a
  51-b
   52                   1,199            1,473,017       Prepaid Rent Reserve ($1,151,688), Leader Express Rent Reserve ($321,329)
   53
   54                   1,794
------------------------------------------------------------------------------------------------------------------------------------
   55                   6,348
   56                   1,730
   57                   2,267
   58                   1,313               16,000       Merle Norman Reserve
   59
------------------------------------------------------------------------------------------------------------------------------------
   60
   61                     533
------------------------------------------------------------------------------------------------------------------------------------
   62                   2,166
   63                     810
   64                   1,324
------------------------------------------------------------------------------------------------------------------------------------
   65                   1,890
   66
   67                     942
   68                     408
   69                   1,545
------------------------------------------------------------------------------------------------------------------------------------
   70
   71                   2,145              471,481       GSA Reserve ($400,000), Rent Reserve ($71,481)
   72                   1,687
   73
   74                     833
------------------------------------------------------------------------------------------------------------------------------------
   75                   7,075
   76                     777
   77
   78
   79
------------------------------------------------------------------------------------------------------------------------------------
   80                   1,276
  80-a
  80-b
   81                                      515,000       Additional Security
   82                   1,399
------------------------------------------------------------------------------------------------------------------------------------
   83                     773
   84                   3,315
   85                   3,220
   86
  86-a
------------------------------------------------------------------------------------------------------------------------------------
  86-b
   87
   88                   2,435
   89                     815                            Special Leasing Reserve (Springing)
   90                     582
------------------------------------------------------------------------------------------------------------------------------------
   91                   1,130
   92                   1,928              325,000       Holdback(LOC)
   93                                      150,000       Additional Security/Paydown Funds
   94
   95                   1,395
------------------------------------------------------------------------------------------------------------------------------------
   96
   97                     975
   98                     942
   99                     751
  100
------------------------------------------------------------------------------------------------------------------------------------
  101                   3,527          50,000 (LOC)      Environmental
  102                                      251,464       CafePress Rent Step Escrow
  103
  104                                      107,000       Tenant Reserve - Advanced Bio
  105
------------------------------------------------------------------------------------------------------------------------------------
  106                   1,500
  107
  108
  109                     674            2,250,000       Economic Holdback Impound
  110
------------------------------------------------------------------------------------------------------------------------------------
  111
  112                     425
  113                     531               22,927       McCalla Reserve ($22,926.64), Scoville Termination Resesrve, Debt Service
                                                           Coverage Reserve
  114
  115                   1,181
------------------------------------------------------------------------------------------------------------------------------------
  116                                       25,000       Environmental
  117                   7,500            1,012,400       Sixth Building Escrow, Rent Step Escrow, Insurance Deductible
  118
  119                   1,250              175,000       Roof Repair Reserve ($175,000), Family Dollar Reserve, ALDI Reserve
  120
------------------------------------------------------------------------------------------------------------------------------------
  121                   2,172
  122
  123                     667
  124
  125
------------------------------------------------------------------------------------------------------------------------------------
  126
  127
  128
  129
  130                   1,700
------------------------------------------------------------------------------------------------------------------------------------
  131                     571
  132                                       15,873       Rent Concessions
  133                     841
  134
  135
------------------------------------------------------------------------------------------------------------------------------------
  136
  137
  138                                          500       Minimum Account Balance Impound
  139                   1,704
  140
------------------------------------------------------------------------------------------------------------------------------------
  141                   1,306              250,000       Economic Holdback
  142                     961
------------------------------------------------------------------------------------------------------------------------------------
  143
  144                   2,140              308,577       MCI Holdback ($300,000), Violations Holdbacks ($7,577), Environmental
                                                           Holdback ($1,000)
  145
------------------------------------------------------------------------------------------------------------------------------------
  146
  147                     926                  500       Minimum Account Balance Impound
  148                     594
  149                   1,989                6,500       Rent Holdback ($6,500), Beall's Springing Leasing Reserve
  150
------------------------------------------------------------------------------------------------------------------------------------
  151
  152                     526
  153
  154                     812
  155                     749
------------------------------------------------------------------------------------------------------------------------------------
  156
  157                                       18,572       Minimum Account Balance Impound
  158                     606
  159                   1,134
  160
------------------------------------------------------------------------------------------------------------------------------------
 160-a
 160-b
  161                   1,631              212,880       MCI Holdback ($200,000), Violations Holdbacks ($10,880), Environmental
                                                          Holdback ($2,000)
  162
  163                     433
------------------------------------------------------------------------------------------------------------------------------------
  164                     551
  165
  166                     409
  167                   2,435
  168
------------------------------------------------------------------------------------------------------------------------------------
  169
  170                     679
  171                     219               49,027       Holdback Impounds
  172                     546
  173
------------------------------------------------------------------------------------------------------------------------------------
  174                     359
  175                                        1,250       Environmental Holdback
  176
  177
  178
------------------------------------------------------------------------------------------------------------------------------------
  179
  180                     767
  181                     532
  182                     415
  183
------------------------------------------------------------------------------------------------------------------------------------
  184
  185                     697
  186
  187                     488
  188                     877
------------------------------------------------------------------------------------------------------------------------------------
  189                                      112,856       Additional Security/Unpaid Contractor Sums
  190
  191                     502
  192                                       72,000       Environmental
  193
------------------------------------------------------------------------------------------------------------------------------------
  194
  195
  196
  197                     841
  198
------------------------------------------------------------------------------------------------------------------------------------
  199                     795
  200
  201
  202
  203                     479
------------------------------------------------------------------------------------------------------------------------------------
  204                     176
  205
  206
  207                     411
  208                     174
------------------------------------------------------------------------------------------------------------------------------------
  209                     387
  210
  211
  212                                          500       Minimum Account Balance Impound
  213
------------------------------------------------------------------------------------------------------------------------------------

          ENVIRONMENTAL    ENGINEERING
   ID      REPORT DATE     REPORT DATE   LOAN SPONSOR
------------------------------------------------------------------------------------------------------------------------------------

   1        3/14/2006       3/27/2006    PREIT Associates LP
   2         4/5/2006        4/5/2006    Jack Rudin, Beth Rudin DeWoody, Eric C. Rudin, Madeleine Rudin Johnson, William C. Rudin,
                                           Katherine L. Rudin
   3         2/8/2006       1/20/2006    Robert C. Baker
   4        5/15/2006        Various     Paul Milhous, Robert Milhous, Ropamil LP, Robert Milhous Trust and Paul Milhous Trust
  4-a       5/15/2006       4/25/2006
------------------------------------------------------------------------------------------------------------------------------------
  4-b       5/15/2006       5/15/2006
  4-c       5/15/2006       5/15/2006
  4-d       5/15/2006       5/15/2006
  4-e       5/15/2006       5/15/2006
   5         3/8/2006       4/26/2006    Dennis Doyle
------------------------------------------------------------------------------------------------------------------------------------
   6        1/12/2006        3/8/2006    Werner Minshall and John Stewart
   7         Various         Various     Mark R. Munsell
  7-a        2/2/2006       1/30/2006
  7-b        2/2/2006        2/1/2006
  7-c        2/1/2006        2/1/2006
------------------------------------------------------------------------------------------------------------------------------------
  7-d        2/2/2006       1/30/2006
  7-e        2/2/2006       1/31/2006
   8         1/9/2006        1/9/2006    Frederick R. Heebe
   9         Various        3/24/2006    Mills, Ron; Ben Spencer; Kevin Reid; MAC Income I, LP
  9-a       3/14/2006       3/24/2006
------------------------------------------------------------------------------------------------------------------------------------
  9-b       3/13/2006       3/24/2006
  9-c       3/13/2006       3/24/2006
  9-d       3/13/2006       3/24/2006
   10       2/15/2006       2/13/2006    Mark Frankel and Chesky Frankel
   11        Various         Various     Mark R. Munsell
------------------------------------------------------------------------------------------------------------------------------------
  11-a       2/3/2006       1/31/2006
  11-b       2/2/2006       1/31/2006
  11-c       2/2/2006        2/1/2006
  11-d       2/3/2006       1/30/2006
  11-e       2/2/2006       1/31/2006
------------------------------------------------------------------------------------------------------------------------------------
   12       2/10/2006        2/9/2006    Inland Western Retail Real Estate Trust, Inc.
   13        4/5/2006        4/3/2006    Lowe Real Estate Income and Growth Partners, LLC
   14       2/21/2006        2/7/2006    Minto Builders (Florida), Inc.
   15       9/26/2005       9/28/2005    Robert E. Smietana, John E. Shaffer, Melissa S. Pielet, Daniel F. Miranda, Eric E. Ogden,
                                           Michael J. Klonoski
   16        3/3/2006       12/31/2005   High Street Real Estate Fund II
------------------------------------------------------------------------------------------------------------------------------------
   17       3/28/2006       3/28/2006    Keith Stoltz
   18        Various         Various     Lazard Freres Real Estate Investors
  18-a      12/5/2005       12/9/2005
  18-b      12/12/2005      12/12/2005
  18-c      12/13/2005      12/12/2005
------------------------------------------------------------------------------------------------------------------------------------
  18-d      12/8/2005       12/9/2005
  18-e      12/12/2005      12/12/2005
   19       1/20/2006       1/20/2006    Acadia Realty Trust
   20       7/21/2005        9/8/2005    L&R Investment Co.
   21       3/17/2006       3/17/2006    Farahvar, Houshang; Farhad Nikanjam; Kourosh Youshaei
------------------------------------------------------------------------------------------------------------------------------------
   22       4/13/2006        4/7/2006    David S. Blatt & Related Family Trusts
   23       1/10/2006       12/27/2005   World Investments, Inc.; Omaha World-Herald Company
   24       12/28/2005      12/12/2005   Russell Geyser and Patrick Beach
   25        1/9/2006       12/27/2005   Paul Amir
   26       12/9/2005       12/12/2005   William S. Weisman, Daniel S. Mandel
------------------------------------------------------------------------------------------------------------------------------------
   27       3/14/2006       3/14/2006    Oscar E Stefanutti, William Widmyer, Fred Gordon
   28       3/14/2006       3/14/2006    Oscar E Stefanutti, William Widmyer, Fred Gordon
   29        1/9/2006       12/30/2005   Charles Blaichman, Joe Daly, William Schaffel and Phillip Katz
   30       1/12/2006       1/13/2006    Bruce Leidenberger and Michael McPhee
   31        2/3/2006        2/2/2006    Anthony Piazza, Theodore Weinberg, Saul Weinberg and William Weinberg
------------------------------------------------------------------------------------------------------------------------------------
   32       1/18/2006        1/3/2006    Morad Shophet, Abraham Shofet
   33        2/6/2006        2/6/2006    The Schomac Group, Inc.
   34        1/5/2006        1/5/2006    Bharat Lall and Suresh Patel
   35       12/30/2005      12/29/2005   Doruk Borecki, Ahmet Borecki and Kenan Borecki
   36       3/15/2006       3/13/2006    Richard M. Perlman
------------------------------------------------------------------------------------------------------------------------------------
   37       4/19/2006       3/22/2006    Lichter, Stuart, Frederic and Barbara Rosenberg
   38       2/13/2006       2/10/2006    Joseph Pacitti, Hersha Hospitality Trust
   39        3/8/2006        3/9/2006    Lawrence B. Levey
   40       2/17/2006       2/20/2006    Nizar Damji, Mariyam Damji
   41       12/6/2005       12/5/2005    Jorge Ibarra
------------------------------------------------------------------------------------------------------------------------------------
   42       9/30/2005       9/30/2005    Norman H. Leslie
   43       1/30/2006       1/26/2006    Marc F. Solomon
   44       1/24/2006       1/24/2006    Greg Manocherian and Robert Danial
   45       11/29/2005      11/29/2005   Cole Companies, Inc.
   46       2/21/2006       2/24/2006    Jana Yohanan
------------------------------------------------------------------------------------------------------------------------------------
   47       2/10/2006       2/10/2006    John Ziegler
   48       3/29/2006       3/30/2006    Robert Weyers, Jeffrey Weyers, Paul Klister
   49       12/2/2005       12/5/2005    Mesirow Realty-Sale Leaseback Inc.
   50       2/24/2006       2/22/2006    John A. Meekins
   51        5/3/2006        Various     David Christenholz, Christopher Nottoli
------------------------------------------------------------------------------------------------------------------------------------
  51-a       5/3/2006        5/2/2006
  51-b       5/3/2006        5/3/2006
   52       12/21/2005      12/7/2005    John E. Shaffer, Robert Smietana, Melissa Pielet, Robert Frain
   53       4/14/2006       4/21/2006    Greenstein, Jerald
   54        4/3/2006       6/28/2005    Paul F. Queyrel
------------------------------------------------------------------------------------------------------------------------------------
   55       3/14/2006       3/14/2006    Ari Susman
   56       3/15/2006       3/15/2006    Ivan Stern
   57       1/17/2006       1/17/2006    Family Housing Resources, Inc.
   58       12/30/2005      12/28/2005   G.H. Christianson, II; James W. Caden and W. David Bartholomew
   59       12/1/2005       11/30/2005   Mesirow Realty-Sale Leaseback Inc.
------------------------------------------------------------------------------------------------------------------------------------
   60       9/12/2005        3/9/2006    Kessler, Randall; Gary A. Kessler
   61        4/4/2006        4/4/2006    Steven Fogel and Howard Banchik
------------------------------------------------------------------------------------------------------------------------------------
   62       1/18/2006       1/18/2006    Gerald Bedrin, Paul Bedrin
   63       2/10/2006       2/13/2006    Arthur Tom and Barbara Tom
   64       3/28/2006       3/27/2006    Richard Siegert
------------------------------------------------------------------------------------------------------------------------------------
   65        1/3/2006        1/3/2006    Morad Shophet, Abraham Shofet
   66       1/19/2006       1/20/2006    Hersha Hospitality Trust
   67       2/20/2006        4/6/2006    Bharat Lall and Suresh Patel
   68       3/10/2006       3/10/2006    Steven Fogel and Howard Banchik
   69       12/27/2005      12/27/2005   Steve Mote, Robert J. Wustner
------------------------------------------------------------------------------------------------------------------------------------
   70       1/16/2006       1/16/2006    Andrew Fuller, Jeffrey M. Mayer
   71       3/22/2006       3/20/2006    Scott McWhorter, Michael Green
   72       4/25/2006       4/25/2006    David Wespiser, Brian Kelly, James Clawson, Robert Ciampa, Anil B. Patel, Gunvant C. Shah,
                                           Hasmukh P. Patel, Mahendra K. Enaker, Ketan B. Pema, Mike Monchino, Don Johnson,
                                           Harold D. Smith, Dan Fauske (& Elaine), Elizabeth Swailes
   73       4/25/2006       4/26/2006    Nayan Patel
   74       2/14/2006        3/1/2006    Frank Jonna, Christine Jonna Piligian
------------------------------------------------------------------------------------------------------------------------------------
   75       2/14/2006       2/21/2006    Jeanne Sommerville, B. Raymond Russo
   76       3/31/2006       3/31/2006    John P. Walsh
   77       10/17/2005      2/22/2006    Michael Tennenbaum
   78       3/10/2006       3/10/2006    Richard D Kessler, Bruce M Kessler
   79       12/1/2005       12/5/2005    Mesirow Realty-Sale Leaseback Inc.
------------------------------------------------------------------------------------------------------------------------------------
   80       12/12/2005       1/5/2006    David Wu
  80-a      12/12/2005       1/5/2006
  80-b      12/12/2005       1/5/2006
   81       3/15/2006        5/1/2006    Furman Family Associates; Lynnhaven, LLC, Commonwealth Associates
   82       3/20/2006       3/20/2006    Alan Jacobs, Robert Koenig, John Whalen
------------------------------------------------------------------------------------------------------------------------------------
   83        2/7/2006       2/10/2006    Michael Brodsky
   84       3/15/2006       3/15/2006    Eugene J. Williams
   85       2/17/2006        2/1/2006    C. Edward Springman
   86       1/19/2006       3/27/2006    Kimco Realty Corporation
  86-a      1/19/2006       3/27/2006
------------------------------------------------------------------------------------------------------------------------------------
  86-b      1/19/2006       3/27/2006
   87       2/21/2006       2/21/2006    Dave Dollinger
   88       4/12/2006       4/12/2006    Bharat Patel
   89        3/1/2006       1/24/2006    James M. Ticus, Jessica E. Ticus
   90       1/13/2006       1/10/2006    Saperstein, Jan ; Jeffrey Kerker
------------------------------------------------------------------------------------------------------------------------------------
   91       3/23/2006       3/16/2006    Richard C Lundin
   92       11/30/2005      1/18/2006    Leon Heller, David Nankin
   93       2/28/2006       3/28/2006    Lechiara, Steve
   94       12/5/2005       12/5/2005    Economy Realty, LP
   95        1/4/2006        1/6/2006    Bharat Lall and Suresh Patel
------------------------------------------------------------------------------------------------------------------------------------
   96       12/27/2005       1/9/2006    Richard L. Vilardo, Ronald E. Franklin
   97        1/4/2006        1/6/2006    Bharat Lall and Suresh Patel
   98        1/4/2006        1/4/2006    Bharat Lall and Suresh Patel
   99        1/5/2006        1/6/2006    Bharat Lall and Suresh Patel
  100       3/27/2006       3/30/2006    Adkins, Charles T.
------------------------------------------------------------------------------------------------------------------------------------
  101       4/13/2006       3/23/2006    Ray, Chad M.
  102        1/9/2006        1/9/2006    Daniel Smith, Ted Moses, David and Elizabeth Byron
  103       12/8/2005       12/8/2005    Hersha Hospitality Trust
  104       11/30/2005      11/29/2005   Greg Forester
  105       12/23/2005      12/22/2005   Alfred Leenstra
------------------------------------------------------------------------------------------------------------------------------------
  106       11/1/2005       10/24/2005   Jonathan Berns, Edward Schwartz
  107        2/9/2006       1/19/2006    Dr. John Prestifilippo, John Prestifillippo Jr. and Stephen Malle
  108        1/5/2006       2/23/2006    Jay Ross
  109       2/14/2006       2/16/2006    Floyd R Ervin, Junetta D. Ervin
  110       11/9/2005       11/8/2005    Albany, Anthony
------------------------------------------------------------------------------------------------------------------------------------
  111       11/10/2005      11/8/2005    Albany, Anthony
  112       1/26/2006       1/24/2006    Michael Ziman, Jill Ziman and Gary Ziman
  113       2/14/2006       1/20/2006    Richard L. Thompson, Lewis H. Singletary
  114        3/2/2006        3/8/2006    Steve Glusker, Donald Baron, Ed Franklin
  115       1/10/2006        1/3/2006    Morad Shophet, Abraham Shofet
------------------------------------------------------------------------------------------------------------------------------------
  116       12/1/2005       12/5/2005    Mesirow Realty-Sale Leaseback Inc.
  117       12/12/2005      12/19/2005   Wayne Greenleaf and Jaime Greenleaf
  118        3/1/2006        3/2/2006    Burdge, Bruce; Kristen Kennedy Showalter
  119       2/10/2006        2/6/2006    Howard C. Nolan, Jr.
  120       2/28/2006        3/1/2006    Oppenheimer, Houston
------------------------------------------------------------------------------------------------------------------------------------
  121       12/7/2005       12/9/2005    Nathan Metzger, Donald W. Brown, Larry P. Lieberman
  122       12/22/2005      12/13/2005   Gaylord, Robert; John A. Belcher; James M. Beverly; Michael M. Evans; Terry Forehand
  123        1/3/2005       12/23/2005   J. Russell Pitto
  124       12/15/2005      12/5/2005    Wallace Krone
  125        3/9/2006       2/17/2006    Kenneth Cohen
------------------------------------------------------------------------------------------------------------------------------------
  126        2/7/2006       1/31/2006    Mark Dickinson, James Lavin and Louis Grossman
  127       3/22/2006       3/15/2006    Allen, Craig; Doris Allen
  128        3/7/2006       3/14/2006    McFarlane, Dennis; Douglas  Usher; James Schmidt; Charles Seufferlein
  129       3/24/2006        4/3/2006    Kowalik, Jeffrey T.; Jeffrey J. Donovan
  130       1/13/2006       1/11/2006    Elliot Leibowitz
------------------------------------------------------------------------------------------------------------------------------------
  131       3/16/2006       4/14/2006    Harper, Russell B.
  132        4/9/2006        5/2/2006    Kermin, Don; John Bodenmann
  133       12/13/2005      12/13/2005   Jeff Susa and Lee Siefert
  134       11/2/2005       11/2/2005    Sotiris Kolokotronis and Matina Kolokotronis
  135       3/10/2006        3/9/2006    Rosenblum, Melvin
------------------------------------------------------------------------------------------------------------------------------------
  136       3/13/2006        3/9/2006    Rosenblum, Melvin
  137       2/24/2006       3/23/2006    Steve Glusker, Donald Baron, Ed Franklin
  138          NAP          1/30/2006    Shirley K. Osumi
  139       11/21/2005      11/21/2005   Robert J. Giordano and David Culpepper
  140          NAP          4/12/2006    John Thompson, Mr. Paul Thrift, Gregory Gibson
------------------------------------------------------------------------------------------------------------------------------------
  141       12/5/2005       12/1/2005    Concolo, Inc.
  142        4/7/2006       4/13/2006    Rick Larson, Walter L. Bush, Jr.
------------------------------------------------------------------------------------------------------------------------------------
  143       1/26/2006       3/14/2006    GE Pension Trust and Kimco Realty Corporation
  144       11/17/2005      11/16/2005   Marilyn Finkelstein and Ilene Morgan
  145        3/9/2006       3/21/2006    Denzler, Gery; Christel Denzler
------------------------------------------------------------------------------------------------------------------------------------
  146       2/22/2006       3/14/2006    Evans, Robert
  147          NAP          3/20/2006    Kerry Riordan-Sykes, Sean Riordan, Mike Riordan
  148        3/9/2006       2/27/2006    Richard LK Mendenhall
  149       3/13/2006       3/10/2006    David T. Stewart
  150       3/30/2006       4/18/2006    Howell, Paul R.
------------------------------------------------------------------------------------------------------------------------------------
  151       2/10/2006       4/24/2006    Whidbee, Hoyt; Kathleen Whidbee
  152       1/27/2006       1/12/2006    Aida G. Norhadian, Armen Norhadian
  153       1/19/2006       1/19/2006    Hersha Hospitality Trust
  154        3/2/2006       2/23/2006    Steven T. Hovland
  155          NAP          2/22/2006    Adiel L Adams, Aiken Storage Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
  156       2/28/2006       2/24/2006    Sneider, Arturo; Unitas Trust
  157          NAP          3/16/2006    Suad J. Khuri, Jamil Khuri
  158        2/6/2006        2/6/2006    Steven T. Hovland, Michael Mancuso, Dr. John Mauriel, Jr.
  159       3/14/2006       3/14/2006    William R. Beck
  160        2/3/2006        2/3/2006    Lawrence B. Levey
------------------------------------------------------------------------------------------------------------------------------------
 160-a       2/3/2006        2/3/2006
 160-b       2/3/2006        2/3/2006
  161       11/17/2005      11/17/2005   Marilyn Finkelstein and Ilene Morgan
  162        4/7/2006       3/31/2006    Bowen, Bruce; Claudia Bowen-Cambell
  163          NAP          2/16/2006    Iona Robinson, Leigh Robinson
------------------------------------------------------------------------------------------------------------------------------------
  164       1/25/2006       1/24/2006    Elaine Nearon and David Nearon
  165        2/3/2006        2/3/2006    Albert J. Kleban
  166       2/27/2006        3/3/2006    Robert A McHugh, Michael C Jaeger
  167          NAP          2/13/2006    Donald Drew Pearson
  168          NAP          2/16/2006    Greg Stille, Eric Stille, David Knox, Mark Engstrom
------------------------------------------------------------------------------------------------------------------------------------
  169       11/4/2005       10/28/2005   Lydick, John; Lee Lydick; Robert Lydick
  170          NAP          12/27/2005   Roger Schumacher, Thomas Cloutier, Jonathan Foss, Warm Water Pools of Savage, LLC
  171          NAP          12/23/2005   Melanie Kaiser, Melanie C. Kaiser Trust Dated 2/25/03, GST Trust under the Marilyn B.
                                           Kaiser Living Trust dated 8/31/88
  172       10/27/2005      10/28/2005   Donald Drew Pearson
  173       3/14/2006        4/4/2006    Parnell, Steven; Mark Leader
------------------------------------------------------------------------------------------------------------------------------------
  174          NAP          2/24/2006    James J Lennon, Jacqueline Prokop, Cindy M Lennon, Mark Prokop, New Liberty
                                           Investments, LLP
  175        9/6/2005        9/1/2005    John McGrail and Carl Christie
  176          NAP          3/22/2006    M. Robert Cook
  177       2/27/2006       2/28/2006    Patel, Pradeep
  178        3/1/2006        3/1/2006    Wils, Steven; Madelyn Wils
------------------------------------------------------------------------------------------------------------------------------------
  179        2/9/2006       2/14/2006    Arnold, Norman J.; Ben D. Arnold
  180          NAP          2/15/2006    Jon Gruber
  181        3/2/2006        3/3/2006    Douglas M. Hickok
  182          NAP           2/8/2006    Steve H. Osman
  183        4/5/2006       3/27/2006    Conte Jr., Charles R.; David L. Conte
------------------------------------------------------------------------------------------------------------------------------------
  184       3/13/2006       3/14/2006    Dover Investments Corporation; JB Valley Devlopment Corporation
  185        2/3/2006        2/6/2006    P. Randall ten Doesschate
  186       12/7/2005       12/7/2005    Killian, George
  187        1/4/2006        1/4/2006    Andrew M. Kaplan
  188          NAP          3/22/2006    Kaercher James, Patch R. John, J Squared Properties, LLC
------------------------------------------------------------------------------------------------------------------------------------
  189        3/9/2006       4/11/2006    Boren, Jeffrey; David Yasher; Eric Friedland
  190       1/26/2006       3/23/2006    Nahl, Michael
  191          NAP          2/16/2006    Ralph Wintrode, Mark Brecheen, David Kray, Rodney Richerson
  192       2/20/2006        2/6/2006    Greg Manocherian
  193        3/8/2006        3/7/2006    Dierks, John; Helga Dierks
------------------------------------------------------------------------------------------------------------------------------------
  194       3/28/2006       3/29/2006    DeMattia, John
  195       3/13/2006       3/14/2006    Dover Investments Corporation; JB Valley Devlopment Corporation
  196       2/14/2006        2/9/2006    Walsh, John F.; D. Timothy Byrne; Sachiko T. Cochran
  197          NAP          2/24/2006    Natasha Von Imhof, Rudi Von Imhof
  198          NAP           4/3/2006    John Thompson, Mr. Paul Thrift, Thompson Thrift Properties, LLC
------------------------------------------------------------------------------------------------------------------------------------
  199          NAP          10/31/2005   Joseph Patros, Scott Patros
  200       3/29/2006        4/4/2006    Riverview Management Company Inc.,
  201       2/15/2006       2/13/2006    DeMattia, John
  202       2/21/2006        3/8/2006    McKay, Joseph L.
  203          NAP          2/24/2006    Douglas Nestler
------------------------------------------------------------------------------------------------------------------------------------
  204       2/28/2006       2/28/2006    Robert Lofgren, Jeffrey Lund, John Dalen
  205          NAP          3/22/2006    M. Robert Cook
  206          NAP          3/17/2006    Louis Johnson, Oceola Multi, LLC
  207          NAP          2/16/2006    Michael J Feller
  208          NAP          3/20/2006    Jack J. Jakosky
------------------------------------------------------------------------------------------------------------------------------------
  209          NAP          12/30/2005   Allen Capital Partners, LLC, Glen Teter, Byron Dietrich
  210       3/10/2006        3/7/2006    Rosenblum, Melvin
  211       1/25/2006       12/20/2005   Phyllis Ziman Cutler, Larry D Ziman, Curtis Ziman, Allan W Ziman, Richard S. Ziman
  212          NAP           2/8/2006    Liliane Bien, Ralph Bien
  213          NAP          3/22/2006    Bruce S. Cook
------------------------------------------------------------------------------------------------------------------------------------

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR12

APPENDIX C - CERTAIN CHARACTERISTICS OF THE MULTIFAMILY AND MANUFACTURED HOUSING
COMMUNITY LOANS

                                                                                                                      % OF
                  CMSA         CMSA          MORTGAGE                                                             INITIAL POOL
     ID         LOAN NO.   PROPERTY NO.  LOAN SELLER (2)   PROPERTY NAME (1)                                        BALANCE

      8            8          8-001            PMCF        Calypso Bay Apartments                                     1.6%
     24            24         24-001          BSCMI        Reserve at Woodbridge                                      0.9%
     36            36         36-001           PMCF        Hunter's Crossing Apartments                               0.7%
     46            46         46-001           WFB         Coyote Creek Mobile Home Park                              0.6%
     55            55         55-001           PMCF        McCallum Highlands                                         0.4%
--------------------------------------------------------------------------------------------------------------------------------
     57            57         57-001           PMCF        Villa Monterey Apartments                                  0.4%
     70            70         70-001           NLIC        College Park Apartments                                    0.4%
     75            75         75-001           WFB         Lowell Emerson                                             0.4%
     77            77         77-001           WFB         Saratoga Apartments                                        0.4%
     84            84         84-001           PMCF        Cedar Hills Manor                                          0.4%
--------------------------------------------------------------------------------------------------------------------------------
     85            85         85-001           PMCF        Oates Creek Apartments                                     0.4%
     93            93         93-001          PCF II       Oakbrook Apartments                                        0.3%
     101          101        101-001          PCF II       Crestview Apartments                                       0.3%
     106          106        106-001           PMCF        Newport Square Apartments                                  0.3%
     117          117        117-001          BSCMI        Guinea Grove Apartments                                    0.3%
--------------------------------------------------------------------------------------------------------------------------------
     121          121        121-001           PMCF        Rugby Valley Apartments                                    0.2%
     130          130        130-001           PMCF        Fairmount Park Apartments                                  0.2%
     135          135        135-001          PCF II       Hillside Garden Apartments                                 0.2%
     136          136        136-001          PCF II       Highland Terrace Apartments                                0.2%
     144          144        144-001          BSCMI        1240 Sherman Avenue                                        0.2%
--------------------------------------------------------------------------------------------------------------------------------
     159          159        159-001           PMCF        University Square                                          0.1%
     161          161        161-001          BSCMI        1945 Loring Place                                          0.1%
     167          167        167-001           WFB         Bedford Hills Apartment                                    0.1%
     181          181        181-001          BSCMI        Castle Arms Apartments                                     0.1%
     188          188        188-001           WFB         Manchester Place                                           0.1%
--------------------------------------------------------------------------------------------------------------------------------
     197          197        197-001           WFB         7016 Weimer Apartments                                     0.1%
     206          206        206-001           WFB         The Preserve at Mallard Pond - Buildings 4 and 5           0.1%
     210          210        210-001          PCF II       River Drive Village Apartments                             0.1%

                             % OF APPLICABLE              GENERAL                           DETAILED
                LOAN GROUP      LOAN GROUP       # OF     PROPERTY                          PROPERTY
     ID        (ONE OR TWO)      BALANCE      PROPERTIES  TYPE                              TYPE

      8             2             16.9%            1      Multifamily                       Garden
     24             2              9.2%            1      Multifamily                       Garden
     36             2              7.2%            1      Multifamily                       Garden
     46             2              5.9%            1      Manufactured Housing Community    Manufactured Housing Community
     55             2              4.7%            1      Multifamily                       Mid Rise
--------------------------------------------------------------------------------------------------------------------------
     57             2              4.7%            1      Multifamily                       Garden
     70             2              4.1%            1      Multifamily                       Garden
     75             2              4.1%            1      Multifamily                       High Rise
     77             2              4.0%            1      Multifamily                       Garden
     84             2              3.8%            1      Multifamily                       Garden
--------------------------------------------------------------------------------------------------------------------------
     85             2              3.7%            1      Multifamily                       Low Rise
     93             2              3.5%            1      Multifamily                       Garden
     101            2              3.2%            1      Multifamily                       Garden
     106            2              3.1%            1      Multifamily                       Garden
     117            2              2.7%            1      Multifamily                       Garden
--------------------------------------------------------------------------------------------------------------------------
     121            2              2.6%            1      Multifamily                       Garden
     130            2              2.1%            1      Multifamily                       Low Rise
     135            2              2.1%            1      Multifamily                       Garden
     136            2              2.1%            1      Multifamily                       Garden
     144            2              1.9%            1      Multifamily                       Mid Rise
--------------------------------------------------------------------------------------------------------------------------
     159            2              1.5%            1      Multifamily                       Student Housing
     161            2              1.5%            1      Multifamily                       Mid Rise
     167            2              1.3%            1      Multifamily                       Low Rise
     181            2              1.0%            1      Multifamily                       Low Rise
     188            2              0.9%            1      Multifamily                       Garden
--------------------------------------------------------------------------------------------------------------------------
     197            2              0.9%            1      Multifamily                       Low Rise
     206            2              0.7%            1      Multifamily                       Garden
     210            2              0.6%            1      Multifamily                       Garden

 ID       STREET ADDRESS                                  CITY                       COUNTY                       STATE     ZIP CODE

  8       3251 Wall Boulevard                             Gretna                     Jefferson Parish               LA        70056
 24       15000  West Airport                             Sugar Land                 Fort Bend                      TX        77478
 36       1 Russett Lane                                  Middletown                 Middletown                     CT        06457
 46       2580 Senter Road                                San Jose                   Santa Clara                    CA        95111
 55       6565 McCallum Boulevard                         Dallas                     Collin                         TX        75252
------------------------------------------------------------------------------------------------------------------------------------
 57       7400 East Golf Links Road                       Tucson                     Pima                           AZ        85730
 70       899 Dogwood Avenue                              Lemoore                    Kings                          CA        93245
 75       1102-1110 8th Avenue                            Seattle                    King                           WA        98101
 77       2240 & 2340 W. University Drive                 Mesa                       Maricopa                       AZ        85201
 84       600 North Humboldt Avenue                       Willows                    Glenn                          CA        95988
------------------------------------------------------------------------------------------------------------------------------------
 85       1805 Oates Drive                                Mesquite                   Dallas                         TX        75150
 93       7670 North Oakbrook Drive                       Reynoldsburg               Franklin                       OH        43068
 101      101 Lewis Drive                                 Millersville               Sumner                         TN        37072
 106      4562-4587, 22563-22935 Newport Lane             Warrensville Heights       Cuyahoga                       OH        44128
 117      481 Remainder Estate Chocolate Hole             No. 11 Cruz Bay Quarter    St.John, U.S.Virgin Islands    VI        00831
------------------------------------------------------------------------------------------------------------------------------------
 121      2165 West Rugby Avenue                          College Park               Fulton                         GA        30337
 130      1100 Yverdon Drive                              Camp Hill                  Cumberland                     PA        17011
 135      3 Hillside Avenue                               Rockaway                   Morris                         NJ        07866
 136      414 Highland Avenue                             Clifton                    Passaic                        NJ        07011
 144      1240 Sherman Avenue                             Bronx                      Bronx                          NY        10456
------------------------------------------------------------------------------------------------------------------------------------
 159      412 S. 13th Street & 1344 Locust Street         Indiana                    Indiana                        PA        15701
 161      1945 Loring Place South                         Bronx                      Bronx                          NY        10453
 167      942 Simpson Terrace                             Bedford Hills              Tarrant                        TX        76021
 181      3121 Speedway                                   Austin                     Travis                         TX        78705
 188      5285 Manchester Drive                           Maple Plain                Hennepin                       MN        55359
------------------------------------------------------------------------------------------------------------------------------------
 197      7016 Weimer Road                                Anchorage                  Anchorage                      AK        99502
 206      1530-1566 Blackbird Lane, 1658-1694 Duck Drive  Howell                     Livingston                     MI        48855
 210      424 River Drive                                 Garfield                   Bergen                         NJ        07026

                                       CUT-OFF DATE        ORIGINAL      STATED REMAINING       ORIGINAL           REMAINING
                CUT-OFF DATE            BALANCE PER    TERM TO MATURITY  TERM TO MATURITY     AMORTIZATION        AMORTIZATION
     ID           BALANCE ($) (3)  UNIT/ROOM/BED ($)    OR ARD (MOS.)     OR ARD (MOS.)      TERM (MOS.) (4)    TERM (MOS.) (4)

      8           32,934,213                117,622          120               118                 360                358
     24           18,000,000                 62,500          120               118                 360                360
     36           13,925,000                 70,328          120               119                 360                360
     46           11,450,000                 62,912           60                59                 360                360
     55            9,200,000                 25,485          120               119                 360                360
-----------------------------------------------------------------------------------------------------------------------------------
     57            9,074,100                 25,206          120               117                 360                357
     70            8,056,579                 67,138          120               117                 360                357
     75            7,917,610                 40,812          120               119                 360                359
     77            7,733,131                 27,134          120               117                 360                357
     84            7,343,333                 40,796          120               119                 360                359
-----------------------------------------------------------------------------------------------------------------------------------
     85            7,279,791                 25,999          120               117                 360                357
     93            6,900,000                 38,122          120               119                 360                360
     101           6,300,000                 32,984          120               118                 360                360
     106           6,087,839                 84,553          120               118                 360                358
     117           5,245,509                145,709          120               119                 360                359
-----------------------------------------------------------------------------------------------------------------------------------
     121           4,984,870                 35,606          120               117                 360                357
     130           4,181,384                 63,354          120               118                 240                238
     135           4,000,000                 37,383          120               118                  0                  0
     136           4,000,000                 42,105          120               118                  0                  0
     144           3,693,891                 63,688           60                58                 360                358
-----------------------------------------------------------------------------------------------------------------------------------
     159           3,000,000                 46,154          120               119                 360                360
     161           2,845,294                 67,745           60                58                 360                358
     167           2,498,161                 29,740          120               119                 360                359
     181           2,005,000                 62,656          120               118                 360                360
     188           1,798,646                 59,955          120               119                 360                359
-----------------------------------------------------------------------------------------------------------------------------------
     197           1,677,902                 55,930          120               119                 300                299
     206           1,398,775                 69,939          120               119                 360                359
     210           1,140,000                 30,811          120               118                  0                  0

               REMAINING                          DSCR              CUT-OFF                 LTV
             INTEREST ONLY                   AFTER INITIAL          DATE LTV             RATIO AT        UTILITIES
     ID      PERIOD (MOS.)    DSCR (X) (5)   IO PERIOD (X)         RATIO (6)        MATURITY OR ARD (6)  PAID BY TENANT

      8                           1.20            NAP                72.1%                 60.7%         Electric
     24           58              1.69            1.37               72.4%                 67.3%         Electric, Water
     36           59              1.45            1.20               79.1%                 73.8%         Electric
     46           11              1.44            1.23               62.6%                 59.7%         Electric, Gas, Water
     55           23              1.52            1.26               64.8%                 57.2%         Electric
------------------------------------------------------------------------------------------------------------------------------------
     57                           1.21            NAP                69.5%                 58.8%         Electric, Sewer, Water
     70                           1.29            NAP                79.8%                 67.3%         Electric
     75                           1.26            NAP                60.4%                 50.7%         Electric, Gas
     77                           1.20            NAP                71.6%                 60.6%         None
     84                           1.20            NAP                67.4%                 56.7%         Electric
------------------------------------------------------------------------------------------------------------------------------------
     85                           1.20            NAP                72.8%                 61.8%         Electric, Water
     93           11              1.45            1.21               79.3%                 68.6%         Electric
     101          10              1.53            1.27               77.8%                 67.1%         Electric, Gas, Water
     106                          1.21            NAP                76.7%                 64.5%         Electric
     117                          1.26            NAP                69.0%                 58.5%         None
------------------------------------------------------------------------------------------------------------------------------------
     121                          1.50            NAP                63.1%                 52.9%         Electric, Gas, Water, Sewer
     130                          1.11            NAP                69.7%                 45.3%         Electric, Gas
     135          118             2.88            NAP                39.6%                 39.6%         Electric
     136          118             2.13            NAP                47.1%                 47.1%         Electric, Gas
     144                          1.23            NAP                54.7%                 51.4%         Electric
------------------------------------------------------------------------------------------------------------------------------------
     159          23              1.43            1.20               75.6%                 66.9%         Electric
     161                          1.27            NAP                54.0%                 50.7%         Electric
     167                          1.30            NAP                65.7%                 56.6%         Electric
     181          34              1.48            1.24               72.9%                 65.8%         Electric
     188                          1.20            NAP                79.9%                 68.7%         Electric, Gas
------------------------------------------------------------------------------------------------------------------------------------
     197                          1.38            NAP                73.0%                 57.0%         Electric
     206                          1.47            NAP                56.9%                 48.1%         Electric, Gas
     210          118             2.81            NAP                36.8%                 36.8%         Electric

         STUDIOS                    1 BEDROOM                   2 BEDROOM                   3 BEDROOM
          NO. OF       AVG RENT       NO. OF       AVG RENT       NO. OF      AVG RENT       NO. OF       AVG RENT
 ID     UNITS/ROOMS  PER MO. ($)    UNITS/ROOMS  PER MO. ($)    UNITS/ROOMS  PER MO. ($)   UNITS/ROOMS   PER MO. ($)

  8                                    160          1,017           80          1,420          40           1,740
 24                                    128           836           136          1,025          24           1,355
 36         60           675           138           832
 46
 55                                    341           507            20           815
---------------------------------------------------------------------------------------------------------------------
 57         72           335           144           420           144           524
 70                                     60           700            60           854
 75        189           620            5           1,160
 77        142           504           142           604            1            729
 84                                     14           550           152           600           14            750
---------------------------------------------------------------------------------------------------------------------
 85                                    184           478            96           650
 93                                     36           531           127           627           18            812
 101        14           479            50           479           115           598           12            759
 106                                                                72           860
 117                                    24          1,400           12          1,900
---------------------------------------------------------------------------------------------------------------------
 121                                    12           625           126           731            2            900
 130                                                                                           66            877
 135                                    45           950            62          1,300
 136                                    56          1,000           38          1,300
 144        5            709            27           769            15           850           11           1,083
---------------------------------------------------------------------------------------------------------------------
 159                                    35           550            30           864
 161        1            600            23           794            12           971            6           1,025
 167                                    16           587            46           706           22            864
 181                                    13           723            18           916
 188                                                                27           748            3            875
---------------------------------------------------------------------------------------------------------------------
 197                                    8            800            22           986
 206                                    2            850            12          1,023           6           1,246
 210                                    34           950            3           1,100

        4 BEDROOM                   5 BEDROOM                   6 BEDROOM                   7 BEDROOM
          NO. OF       AVG RENT       NO. OF       AVG RENT       NO. OF      AVG RENT       NO. OF       AVG RENT
 ID     UNITS/ROOMS  PER MO. ($)    UNITS/ROOMS  PER MO. ($)    UNITS/ROOMS  PER MO. ($)   UNITS/ROOMS   PER MO. ($)

  8
 24
 36
 46
 55
---------------------------------------------------------------------------------------------------------------------
 57
 70
 75
 77
 84
---------------------------------------------------------------------------------------------------------------------
 85
 93
 101
 106
 117
---------------------------------------------------------------------------------------------------------------------
 121
 130
 135
 136
 144
---------------------------------------------------------------------------------------------------------------------
 159
 161
 167
 181
 188
---------------------------------------------------------------------------------------------------------------------
 197
 206
 210

       OTHER UNITS
          NO. OF       AVG RENT     NO. OF
 ID     UNITS/ROOMS  PER MO. ($)  ELEVATORS

  8
 24
 36
 46        182           699
 55
---------------------------------------------
 57
 70
 75
 77
 84
---------------------------------------------
 85
 93
 101
 106
 117
---------------------------------------------
 121
 130
 135
 136
 144                                  1
---------------------------------------------
 159
 161                                  1
 167
 181        1            575
 188
---------------------------------------------
 197
 206
 210

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2006-PWR12

FOOTNOTES TO APPENDIX B AND APPENDIX C

(1)  Moody's Investors Service, Inc. and Standard and Poor's Ratings Services
     have confirmed that Loan ID#2 (1675 Broadway) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa3" / "BBB-", respectively.

     Standard and Poor's Ratings Services has confirmed that Loan ID#105
     (McMinnville Market Center) has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated
     "BBB-".

(2)  PMCF - Prudential Mortgage Capital Funding, LLC; BSCMI - Bear Stearns
     Commercial Mortgage, Inc.; WFB - Wells Fargo Bank, National Association;
     PCF II - Principal Commercial Funding II, LLC; PCF - Principal Commercial
     Funding, LLC; NLIC - Nationwide Life Insurance Company

(3)  For Loan ID#2 (1675 Broadway), the $155,000,000 mortgage loan represents an
     A-Note portion ("A-Note") of a $180,000,000 first mortgage split into an
     A-Note and a B-Note. The $25,000,000 B-Note portion ("B-Note") is not included in the trust. All LTV, DSCR and Cut-off Date Balance per Net
     Rentable Area SF/Unit numbers presented are based on the $155,000,000
     A-Note financing. The DSCR based on the total first mortgage debt during the interest only period is 1.69x. The DSCR based on the total first mortgage debt would be 1.40x, based on the principal and interest payment.
     The total first mortgage debt LTV is 51.4%.

     For Loan ID#13 (Tuscany Plaza), the $27,000,000 mortgage loan represents an
     A-Note portion ("A-Note") of a $30,375,000 first mortgage split into an
     A-Note and a B-Note. The $3,375,000 B-Note portion ("B-Note") is not included in the trust. All LTV, DSCR and Cut-off Date Balance per Net
     Rentable Area SF/Unit numbers presented are based on the $27,000,000 A-Note financing. The DSCR based on the total first mortgage debt during the interest only period is 1.14x. The DSCR based on the total first mortgage debt would be 0.97x, based on the principal and interest payment. The DSCRs based on the total first mortgage debt assume a LIBOR of 5.15% to calculate the B-Note interest rate. The total first mortgage debt LTV is 69.0%.

     For Loan IDs#27-28 (Baylor Medical Plaza and Baylor Surgicare Grapevine),
     the pooled mortgage loans are cross-collateralized and cross-defaulted with each other. All LTV, DSCR and Cut-off Date Balance per Net Rentable Area
     SF/Unit numbers presented are based on the combined entire first mortgage loan, appraised value, underwritten net cash flow and net rentable area.

     For Loan IDs#110-111 (Albany Industrial Park and 5075 Cameron Street
     Industrial Building), the pooled mortgage loans are cross-collateralized and cross-defaulted with each other. All LTV, DSCR and Cut-off Date Balance per Net Rentable Area SF/Unit numbers presented are based on the combined entire first mortgage loan, appraised value, underwritten net cash flow and net rentable area.

(4)  For Loan ID#12 (Centre at Laurel), the mortgage loan is a 7-year Interest
     Only loan structure with the rate in the first two years being 4.85% with a payment of $109,933.33. On the April 1, 2008 the payment increases to
     $117,866.67 based on an interest rate of 5.20% for one year. Beginning
     April 1, 2009 the payment increases to $120,133.33 based on an interest rate of 5.30% for one year. Beginning April 1, 2010 the payment increases to $121,266.67 based on an interest rate of 5.35% for one year. Finally on
     April 1, 2011 the payment increases to $123,533.33 based on an interest rate of 5.45% until maturity.

     For Loan ID#14 (Monandnock Marketplace), the mortgage loan is a 7-year
     Interest Only loan structure with the rate in the first two years being
     4.88% with a payment of $108,925.67. On the April 1, 2008 the payment increases to $113,836.25 based on an interest rate of 5.10% for two years.
     Beginning April 1, 2010 the payment increases to $118,300.42 based on an interest rate of 5.30% for one year. Finally on April 1, 2011 the payment increases to $121,648.54 based on an interest rate of 5.45% until maturity.

     For Loan ID#37 (American Business Center), the mortgage loan requires principal and interest payments based on 30-year amortization from July 1,
     2006 through June 1, 2014. Beginning July 1, 2014 until the loan is paid in full at the maturity date of June 1, 2016 the loan payments will be interest only.

(5)  Annual Debt Service Payments, Monthly Debt Service Payments, and DSCR for
     loans are defined in the Prospectus Supplement. These numbers reflect current scheduled payments as of the Cut-off Date for all mortgage loans.

(6)  For Loan ID#20 (Philadelphia Airport Parking), the Appraised Value and LTV
     are based on the "Stabilized" value of $27,800,000 as of October 1, 2005.
     The "Stabilized" value assumes a new lease at the property with LRW
     Investment Co. taking effect. The lease is in place with an expiration of
     September 30, 2026. The "As-Is" value was $22,500,000 as of September 30,
     2005 with value attributed only to the fee simple interest in the land.

     For Loan ID#40 (Hampton Inn Suites), the Appraised Value and LTV are based on the "Stabilized" value of $18,200,000 as of April 1, 2006. The
     "Stabilized" value assumes the completion of renovations at the property.
     The renovations at the property are underway and the Borrower has placed
     $425,000 into an upfront escrow for the remainder of the $620,000
     (budgeted) renovation project. The "As-Is" value was $17,800,000 as of
     February 6, 2006.

     For Loan ID#41 (Data Point), the Appraised Value and LTV are based on the
     "Stabilized" value of $17,850,000 as of November 9, 2006. The "Stabilized"
     value assumes the occupancy has stabilized. The occupancy as of February 1,
     2006 was 82.4%. Additionally, there is a $3,500,000 performance holdback which shall be released, if among other things, upon increasing the net cash flow and achieving a DSCR of 0.87x as determined by lender (calculated based on a 10% loan constant). The "As-Is" value was $16,900,000 as of
     November 9, 2005.

     For Loan ID#44 (9 Finderne Avenue), the Appraised Value and LTV are based on the "Stabilized" value of $16,700,000 as of December 1, 2006. The
     "Stabilized" value assumes the completion of renovations at the property.
     The renovations at the property are underway and the Borrower has placed in escrow 125% of hard costs included in deferred maintenance for a total of over $3.4 million in hard costs and soft costs for additional capital work.
     The "As-Is" value was $14,100,000 as of November 10, 2005.

     For Loan ID#48 (Nicolet Office Center), the Appraised Value and LTV are
     based on the "Stabilized" value of $13,800,000 as of January 1, 2007. The
     "Stabilized" value assumes the property is operating on a stabilized basis.
     The occupancy as of April 1, 2006 was 81.4%. The "As-Is" value was
     $13,000,000 as of March 14, 2006.

     For Loan ID#69 (La Plata Shopping Center), the Appraised Value and LTV are
     based on the "Stabilized" value of $10,300,000 as of March 31, 2006. The
     "Stabilized" value assumes the occupancy has stabilized. The occupancy as of December 10, 2005 was 94.7%. The "As-Is" value was $9,900,000 as of
     December 14, 2005.

     For Loan ID#70 (College Park Apartments), the Appraised Value and LTV are
     based on the "Stabilized" value of $10,100,000 as of February 1, 2006. The
     "Stabilized" value assumes the completion of building improvements /
     construction and property is operating on a stabilized basis. The occupancy as of February 8, 2006 was 97.5%. The "As-Is" value was $8,950,000 as of
     November 15, 2005.

     For Loan ID#74 (Chesterfield Square), the Appraised Value and LTV are based on the "As Complete and Stabilized" value of $11,200,000 as of March 1,
     2006. The "As Complete and Stabilized" value assumes the completion of building improvements / construction and the execution of 2 pending leases to their respected lease terms bringing occupancy to 100.0%. Dollar Tree
     Stores, Inc. signed their lease on May 1, 2006 which will take the property up to 94.9% leased. The occupancy as of March 14, 2006 was 80.1%.

     For Loan ID#117 (Guinea Grove Apartments), the Appraised Value and LTV are
     based on the "Stabilized" value of $7,600,000 as of October 17, 2005. The
     "Stabilized" value assumes the completion of construction at the property in January 2006. The building improvements for the first five buildings are completed with the sixth building still under construction. The borrower placed in escrow $782,000 till such time as building is complete, accepted by tenant without right of offset, and rent has commenced. The "As-Is"
     value was $4,600,000 as of October 17, 2005.

     For Loan ID#144 (1240 Sherman Avenue), the mortgage loan is structured with an earnout holdback of $300,000, for major capital improvements. Under the
     New York City Housing Authority MCI program, approved capital improvements result in a combination of rent increases and J-51 tax abatements for rent-stabilized properties. All LTV numbers presented are based on the numerator for the LTV calculated by subtracting $300,000 from the Cut-off
     Date Balance or Maturity Balance of the mortgage loan.

     For Loan ID#161 (1945 Loring Place), the mortgage loan is structured with an earnout holdback of $200,000, for major capital improvements. Under the
     New York City Housing Authority MCI program, approved capital improvements result in a combination of rent increases and J-51 tax abatements for rent-stabilized properties. All LTV numbers presented are based on the numerator for the LTV calculated by subtracting $200,000 from the Cut-off
     Date Balance or Maturity Balance of the mortgage loan.

     For Loan ID#171 (Long Beach Center), the Appraised Value and LTV are based on the "As Complete and Stabilized" value of $5,600,000 as of December 1,
     2005. The "Stabilized" value assumes the construction of the building is complete and the occupancy has stabilized. The occupancy as of March 29,
     2006 was 85.8%. The "As-Is" value was $5,250,000 as of October 20, 2005 and assumed only 85% of construction completed and 85% pre-leased.

     For Loan ID#180 (Mission Plaza Retail), the Appraised Value and LTV are
     based on the "Stabilized" value of $3,030,000 as of June 16, 2006. The
     "Stabilized" value assumes the occupancy has stabilized. The occupancy as of March 20, 2006 was 100.0%. The "As-Is" value was $3,000,000 as of
     February 16, 2006.

     For Loan ID#206 (The Preserve at Mallard Pond - Buildings 4 and 5), the
     Appraised Value and LTV are based on the "Stabilized" value of $2,460,000 as of May 1, 2006. The "Stabilized" value assumes the occupancy has stabilized. The occupancy as of March 16, 2006 was 94.1%. The "As-Is" value was $2,350,000 as of March 3, 2006.

(7)  For Loan ID#28 (Baylor Surgicare Grapevine), the tenant has an option to purchase the mortgaged property upon the occurrence of certain trigger events, including specified casualty and condemnation events, expiration of current lease term on November 30, 2021 (loan ARD is June 1, 2016 and maturity is June 1, 2036), or a continuing landlord default. The purchase option price is equal to the fair market value minus the fair market value of the capital additions paid for by the tenant. If the purchase option is so exercised, the mortgaged property must be released and there is no assurance that the option price would be sufficient to pay all amounts due, including repayment charges, under the loan. The individual sponsors of the loan are personally liable for losses due to a shortfall between amounts due under the loan, including prepayment charges, and the purchase option price.

     For Loan ID#110 (Albany Industrial Park) and Loan ID#111 (5075 Cameron
     Street Industrial Building), the loans are cross collateralized and cross defaulted. The Borrower does not have the right to prepay both of the loans prior to 45 days before the maturity date, however the Borrower is permitted to prepay either loan in full without prepaying the other loan in full provided the DSCR on the remaining premises shall equal or exceed
     1.45x on the remaining loan; the loan-to-value on the remaining loan does not exceed 60% and the remaining premises is at least 90% occupied. If these requirements along with others are met, the Borrower may prepay the loan with no prepayment premium or yield maintenance.

     For Loan ID#135 (Hillside Garden Apartments) the Borrower does not have the right to prepay the loan prior to 1 month prior to the maturity date except in the event of a casualty and the Borrower is unable to rebuild as a result of it being a non-conforming legal use. In this event the Borrower is required to prepay the loan with a prepayment premium or yield maintenance to a level in which the DSCR is 2.00x or greater.

     For Loan ID#178 (505 Jefferson Road) the Borrower does not have the right to prepay the loan prior to 1 month prior to the maturity date except in the event of a casualty and the Borrower is unable to rebuild as a result of it being a non-conforming legal use. In this event the Borrower is required to prepay the loan with a prepayment premium or yield maintenance to a level in which the DSCR is 1.50x or greater.

     For Loan ID#190 (1735 U.S. Route 9) the Borrower does not have the right to prepay the loan prior to 1 month prior to the maturity date except in the event of a casualty and the Borrower is unable to rebuild as a result of it being a non-conforming legal use. In this event the Borrower is required to prepay the loan with a prepayment premium or yield maintenance to a level in which the DSCR is 1.32x or greater.

(8)  Certain of the mortgage loans that are secured by retail properties include in-line and/or anchor tenant ground lease parcels in the calculation of the total square footage of the property.

     For Loan ID#69 (La Plata Shopping Center), the largest tenant in the shopping center, representing 51.9% of the property, has been "dark" and paying rent for approximately two years, however, the space is currently in the process of being partially subleased.

(9)  For Loan ID#5 (Southdale Office Center), the mortgage loan is structured with a performance holdback of $1,000,000, which is subject to achievement of certain release conditions, as defined in the Promissory Note. The amount of the reserve will be applied to the outstanding principal balance of the mortgage loan, with a yield maintenance premium, in the event the release conditions are not satisfied by May 1, 2008. All future payments of principal and interest will be recalculated based on the reduced outstanding principal balance. Release conditions include, but are not limited to, achieving an 87% Economic Occupancy; a Trailing 12 Month DSCR
     of not less than 0.87x (calculated on a 10% annual loan constant) and an actual DSCR of 1.20x; and LTV does not exceed 80%. Borrower may request
     Lender to determine if release conditions have been satisfied no more then three times prior to May 1, 2008.

     For Loan ID#9 (Titan Portfolio) the mortgage loan is structured with a performance holdback of $43,437.50, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by October 25, 2006, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#12 (Centre at Laurel) the mortgage loan is structured with a performance holdback of $4,033,050 in the form of a letter of credit, which is subject to achievement of certain release conditions. The proceeds of the letter of credit can be applied

     to the balance of the mortgage loan with yield maintenance premium 30 days prior to the expiration of the letter of credit (if the letter of credit is not renewed) if the property does not achieve a specified level of financial performance in accordance with the respective reserve agreement.

     For Loan ID#41 (Data Point), the mortgage loan is structured with a performance holdback of $3,500,000, which is subject to achievement of certain release conditions, as defined in the Promissory Note. The amount of all reserved funds will, under certain circumstances, be applied to the outstanding principal balance of the mortgage loan, or retained for the duration of the loan term in the event release conditions are not satisfied by March 3, 2008. Release conditions include, but are not limited to, the property maintaining a DSCR of 0.87x (calculated on a 10% annual loan constant).

     For Loan ID#48 (Nicolet Office Center), the mortgage loan is structured with a performance holdback of $126,000 in the form of a letter of credit, which is approximately eight times monthly base rent (including certain expenses) of the tenant specified in the mortgage loan documents. The proceeds of the letter of credit will, under certain circumstances, be applied to the balance of the mortgage loan if the specified tenant does not take occupancy in accordance with the related lease agreement or if there is a default by the borrower under the mortgage loan documents.

     For Loan ID#74 (Chesterfield Square), the mortgage loan is structured with a performance holdback of $331,000 in the form of a letter of credit, which is subject to achievement of an annualized net operating income of $659,890
     (calculated pursuant to the terms of a letter of credit agreement). The proceeds of the letter of credit will, under certain circumstances, be applied to the balance of the mortgage loan after April 1, 2008, if the release condition has not been met.

     For Loan ID#81 (Parkway Plaza) the mortgage loan is structured with a performance holdback of $515,000, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by May 1, 2007, if the items identified in the loan documents as additional security for construction close out have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#81 (Parkway Plaza) the mortgage loan is structured with a performance holdback of $133,000, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by December 1, 2006, if tenant improvement and leasing commissions have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#92 (Radisson Hotel - Kenosha), the mortgage loan is structured with a performance holdback of $325,000, in the form of a letter of credit, which is subject to achievement of certain release conditions, as defined in the Promissory Note. The proceeds of the letter of credit will, under certain circumstances, be applied to the balance of the mortgage loan, with a yield maintenance premium, in the event the release conditions are not satisfied by January 1, 2009. Release conditions include, but are not limited to, achieving a LTV of 75% or less, and a Trailing 12 Month DSCR of not less than 1.15x (calculated on a 10% annual loan constant) and actual
     DSCR of not less than 1.40x.

     For Loan ID#93 (Oakbrook Apartments) the mortgage loan is structured with a performance holdback of $18,750, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by April 14, 2007, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#93 (Oakbrook Apartments) the mortgage loan is structured with a performance holdback of $150,000, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with a prepayment premium or yield maintenance calculated as provided in the loan documents by January 15, 2007, if the annual net cash flow conditions identified in the loan documents have not been met in accordance with the terms of the respective reserve agreement.

     For Loan ID#101 (Crestview Apartments) the mortgage loan is structured with a performance holdback of $205,000, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by December 1, 2006, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#109 (Surprise Self Storage), the mortgage loan is structured with performance holdback of $2,250,000, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with a yield maintenance premium by March 1, 2008, if the property has not satisfied certain occupancy, income and net cash flow conditions set forth in the
     Promissory Note, including but not limited to a loan to value ratio of 70%
     or less. Borrower may request determination if release conditions have been satisfied no more then two times per calendar year.

     For Loan ID#127 (Security Central Storage) the mortgage loan is structured with a performance holdback of $2,450, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to

     the balance of the mortgage loan with yield maintenance by July 15, 2006, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#129 (1305 N. Casaloma Drive) the mortgage loan is structured with a performance holdback of $62,500, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by October 1, 2006, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#141 (Canon Plaza), the mortgage loan is structured with a performance holdback of $250,000, which is subject to the achievement of certain release conditions, as defined in the Promissory Note. Following the occurrence of an event of default, the amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan, with a yield maintenance premium, or held at the Lender's sole discretion. Release conditions include, but are not limited to, executing a new or renewal lease, and delivery of an estoppel certificate executed by the tenant. Borrower may request Lender to determine if release conditions have been satisfied no more then three times during any twelve month period.

     For Loan ID#144 (1240 Sherman Avenue), the mortgage loan is structured with an earnout holdback of $300,000, for major capital improvements. Under the
     New York City Housing Authority MCI program, approved capital improvements result in a combination of rent increases and J-51 tax abatements for rent-stabilized properties. A 6% rent increase, as allowed for by the New
     York City Housing Authority, was applied to the in-place rent in the underwriting due to holdback. The amount of the MCI Reserve ($300,000)
     will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by September 2, 2007, if the major capital improvements have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#145 (Ethan Way Office Building) the mortgage loan is structured with a performance holdback of $52,500, which is subject to achievement of certain release conditions. The amount of the reserve will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by November 1, 2006, if the items identified in the property condition assessment have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.

     For Loan ID#161 (1945 Loring Place), the mortgage loan is structured with an earnout holdback of $200,000, for major capital improvements. Under the
     New York City Housing Authority MCI program, approved capital improvements result in a combination of rent increases and J-51 tax abatements for rent-stabilized properties. A 6% rent increase, as allowed for by the New
     York City Housing Authority, was applied to the in-place rent in the underwriting due to holdback. The amount of the MCI Reserve ($200,000)
     will, under certain circumstances, be applied to the balance of the mortgage loan with yield maintenance by September 2, 2007, if the major capital improvements have not been completed and evidence provided in accordance with the terms of the respective reserve agreement.